UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
MADRIGAL PHARMACEUTICALS, INC.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Madrigal Pharmaceuticals

Notice of 2024 Annual Meeting & Proxy Statement

April 29, 2024

DEAR STOCKHOLDERS:

In short, 2023 was a transformational year for Madrigal.

•

We advanced the most comprehensive clinical development program ever in nonalcoholic steatohepatitis (NASH) that culminated in its publication in the New England Journal of Medicine. NASH is a serious liver disease that is the leading cause of liver-related mortality and an increasing burden on healthcare systems globally;

•	In July, we completed the U.S. FDA submission of Rezdiffra™ (resmetirom) for NASH patients with moderate to significant fibrosis;

•

We built an expert leadership and commercial team to support the launch of Rezdiffra and Madrigal’s long-term aspirations following my start as CEO in September. We’re now more than 400 employees strong after beginning 2023 with 100 employees;

•

We raised $500 million in September 2023 and another $690 million in March 2024 through two public offerings to significantly strengthen our balance sheet to fully resource the launch of Rezdiffra, and support other strategic initiatives;

•

And, most importantly on March 14, 2024, we achieved the landmark approval of Rezdiffra – the first-ever medicine approved for NASH. After decades of work and multiple attempts across the pharmaceutical industry, it was the 15 years of research led by Madrigal’s founder, Dr. Becky Taub, that allowed Madrigal to achieve this important accomplishment. It represents the best of what our industry is capable of and now provides patients with a medicine for a disease where there was nothing before available.

As I write this letter in April 2024, the first Rezdiffra prescriptions are being delivered to patients. We are working with healthcare providers and payers to build a pathway to equitable access for patients and to establish Rezdiffra as the foundational therapy for NASH with moderate to advanced fibrosis.

We have accomplished a tremendous amount over a short period of time to establish Madrigal as the clear NASH leader, and there is so much more to do. We are already working to make Rezdiffra available to patients outside of the U.S., submitting it for approval in Europe earlier this year.

We continued to advance our Rezdiffra research and development program that will provide not only first-in-disease outcomes for NASH patients with moderate to advanced liver fibrosis (consistent with stages F2 to F3 fibrosis), but also for compensated NASH cirrhosis patients years ahead of other companies. We announced full enrollment of our 54-month clinical outcomes portion of MAESTRO-NASH in patients with moderate to advanced fibrosis in April 2023 and continued to enroll patients with compensated NASH cirrhosis in our MAESTRO-NASH OUTCOMES study. Successful completion of these studies carries the potential to secure full approval of Rezdiffra, expand the eligible population for Rezdiffra to include patients with more advanced disease, and reinforce Madrigal’s long-term leadership position in the NASH competitive landscape.

It’s an incredibly exciting time to be at Madrigal. Our NASH R&D program is at the forefront of the industry, Rezdiffra’s first-to-market advantage will allow us to shape the NASH treatment paradigm, and we are fully resourced for launch. The future is bright for patients, and Madrigal is well positioned to drive shareholder value as the leader in NASH. We appreciate your support and invite you to attend our 2024 Meeting of Stockholders on Tuesday, June 25, 2024, at 9:00 a.m. Eastern Time.

Sincerely,

/s/ Bill Sibold

Bill Sibold

President and Chief Executive Officer

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 25, 2024

To the Stockholders of Madrigal Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders of Madrigal Pharmaceuticals, Inc., a Delaware corporation, will be held on Tuesday, June 25, 2024, at 9:00 a.m. Eastern Time for the following purposes:

1.

to elect three Class II director nominees named in the accompanying proxy statement to serve on the Board of Directors for three-year terms expiring at the Annual Meeting of Stockholders to be held in 2027 or until their successors are duly elected and qualified;

2.	to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	to approve, on an advisory basis, the compensation of our named executive officers as disclosed in the accompanying proxy statement;

4.

to approve an amendment to the Madrigal Pharmaceuticals, Inc. 2015 Amended Stock Plan to increase the total number of shares of our common stock available for issuance by 750,000 shares and extend its duration by 10 years until April 23, 2035; and

5.	to transact such other business that is properly presented at the meeting and any adjournments or postponements thereof.

The 2024 Annual Meeting of Stockholders will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live webcast. To participate in the 2024 Annual Meeting virtually via the Internet, please visit www.proxydocs.com/MDGL. Through this webcast, stockholders and proxyholders will be deemed to be present in person for purposes of conducting a vote at such meeting. In order to attend this webcast, you must register in advance at www.proxydocs.com/MDGL prior to the deadline of June 24, 2024 at 9:00 a.m. Eastern Time, as more fully described in the accompanying proxy statement.

In accordance with rules established by the Securities and Exchange Commission, we are providing you access to our proxy materials over the Internet. Accordingly, we plan to mail a Notice of Internet Availability of Proxy Materials (the “Notice”), to our stockholders on or about May 9, 2024. The Notice will describe how to access and review our proxy materials, including our proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The Notice, as well as our proxy card, will also describe how you may submit your proxy electronically. If you received just a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

Only stockholders of record at the close of business on April 26, 2024, are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our executive offices for the ten days prior to the Annual Meeting. All stockholders are cordially invited to attend the Annual Meeting via live webcast. Whether or not you plan to attend the virtual Annual Meeting, please vote as soon as possible.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Justin Drinkwine

Justin Drinkwine
Vice President & Senior Associate General Counsel and Assistant Secretary

West Conshohocken, Pennsylvania
April 29, 2024

YOUR VOTE IS IMPORTANT. PLEASE CAST YOUR VOTE PROMPTLY.

PROXY STATEMENT TABLE OF CONTENTS

2024 PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials

For the Stockholder Meeting to be Held on June 25, 2024

at 9:00 a.m. Eastern Time

The Proxy Statement, Proxy Card and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at:

www.proxydocs.com/MDGL

YOUR VOTE IS VERY IMPORTANT

You are cordially invited to attend the Annual Meeting, which will be a virtual meeting and therefore will not be held at a physical location. To participate in the 2024 Annual Meeting, virtually via the Internet, please visit www.proxydocs.com/MDGL. In order to attend, you must register in advance at www.proxydocs.com/MDGL prior to the deadline of June 24, 2024 at 9:00 a.m. Eastern Time. Whether or not you expect to attend the Annual Meeting virtually, please vote over the telephone or the Internet, or, if you receive a paper proxy card by mail, by completing, dating, signing and returning the proxy mailed to you, as promptly as possible in order to ensure your representation at the Annual Meeting.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement and does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting.

2024 Annual Meeting of Stockholders

Date and Time:	Tuesday, June 25, at 9:00 a.m. Eastern Time

Location:	The 2024 Annual Meeting of Stockholders will be a virtual meeting conducted via live webcast. To participate in the 2024 Annual Meeting virtually via the Internet, please visit www.proxydocs.com/MDGL and register in advance at www.proxydocs.com/MDGL prior to the deadline of June 24, 2024 at 9:00 a.m. Eastern Time.

Record date:	April 26, 2024

How to vote:

•  To vote through the Internet, go to www.proxypush.com/MDGL to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. You must cast your Internet vote by 11:59 p.m. Eastern Time on June 24, 2024.

•  To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•  To vote over the telephone, dial toll-free 1-866-249-5094 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. You must cast your telephone vote by 11:59 p.m. Eastern Time on June 24, 2024.

Voting Items and Board Recommendations

Proposals		Page Number	Board Recommendations

Proposal 1:	Election of Directors	52	FOR each Nominee

Proposal 2:	Ratification of Appointment of Independent Registered Public Accounting Firm for 2024	53	FOR

Proposal 3:	Non-binding Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)	56	FOR

Proposal 4:	Approval of Amendment to the Madrigal Pharmaceuticals, Inc. 2015 Amended Stock Plan	57	FOR

Business Highlights

2023 was a transformational year for Madrigal. The Company successfully achieved its clinical, regulatory, operational, and financial objectives, setting the stage for the landmark approval and launch of Rezdiffra™ (resmetirom) in March 2024.

Advanced Our Leadership Position in NASH Drug Development: Madrigal has established the most advanced and comprehensive clinical development program in noncirrhotic non-alcoholic steatohepatitis (“NASH”). Our Phase 3

2024 PROXY STATEMENT	i

PROXY STATEMENT SUMMARY

study results were featured in plenary presentations at the major liver disease medical conferences throughout the year and key Rezdiffra data were published in leading journals, including the MAESTRO-NAFLD-1 safety study in Nature Medicine and the pivotal MAESTRO-NASH biopsy study in the New England Journal of Medicine. We announced full enrollment of the 54-month clinical outcomes portion of MAESTRO-NASH in April 2023 and continued to enroll patients with compensated NASH cirrhosis in our MAESTRO-NASH OUTCOMES study. Successful completion of these studies carries the potential to secure full approval of Rezdiffra, expand the eligible population for Rezdiffra to include patients with more advanced disease, and reinforce Madrigal’s long-term leadership position in the NASH competitive landscape.

Pioneered the NASH Regulatory Pathway: The positive efficacy and safety data from the MAESTRO studies put Madrigal in a strong position to navigate the FDA’s review of our new drug application (NDA) seeking accelerated approval of Rezdiffra. The medication received Breakthrough Therapy designation and the NDA was granted Priority Review without an Advisory Committee meeting. On March 14, 2024, Rezdiffra was approved for the treatment of adults with noncirrhotic NASH with moderate to advanced liver fibrosis (consistent with stages F2 to F3 fibrosis). Madrigal’s NDA resulted in a “best-case” label for Rezdiffra: the prescribing information includes no biopsy requirement for diagnosis, reflects the intended patient population for the medication, and provides physicians with patient management guidance that is consistent with current clinical practice.

Built Our Team for Launch and Beyond: As clinical and regulatory execution accelerated, Madrigal built new commercial launch capabilities and expanded its leadership team for the next phase of the Company’s growth. Bill Sibold joined Madrigal as Chief Executive Officer in September, succeeding Dr. Paul Friedman, who continues to serve on the Board of Directors. Madrigal announced a series of new leaders with strong biopharma specialty launch experience, including Mardi C. Dier as Chief Financial Officer and Carole Huntsman as Chief Commercial Officer. Madrigal has grown from approximately 100 employees at the beginning of 2023 to more than 400 as of today. In September 2023 and March and April of 2024 Madrigal executed successful financing events that together generated more than $1 billion in proceeds to support our commercial, R&D, and business development objectives. As the Rezdiffra launch progresses, Madrigal is in a strong financial position to capitalize on its leadership position in NASH.

Proposal 1 Election of Class II Directors (Page 52)

Our Board of Directors has nine members divided into three classes, six of whom are independent. Three Class II Directors, Bill Sibold, Rebecca Taub, M.D. and Fred B. Craves, Ph.D., are standing for re-election at the 2024 Annual Meeting of Stockholders.

Our Board of Directors is responsible for overseeing the affairs and performance of Madrigal and acting in the best interests of stockholders. The Board selects senior management and has oversight responsibility over senior management and the conduct of Madrigal’s business operations. The experience of our Board members is summarized below and described in greater detail beginning on page 8.

We are committed to a Board composition that reflects an optimal mix of skills and experience necessary to carry out critical oversight of operations, clinical and commercial objectives and overall strategy. We believe our current Board membership effectively oversees our business strategy and operations, contributes to the long-term, forward-looking strategy and performance objectives of the Company and complements senior management’s objectives and efforts to create and sustain value associated with the long-term interests of the Company’s stockholders.

ii

PROXY STATEMENT SUMMARY

Board Skills Matrix

Our Board possesses a broad range of qualifications and skills that facilitate strong oversight of the Company’s management and strategy. The following table provides a summary of our directors’ key skills and core competencies*:

	Julian C. Baker	Kenneth M. Bate	Raymond Cheong, M.D., Ph.D.	Fred B. Craves, M.D.	James M. Daly	Paul A. Friedman, M.D.	Richard S. Levy, M.D.	Bill Sibold	Rebecca Taub, M.D.

Biopharma/healthcare leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓

Drug discovery and clinical development strategy | execution	✓		✓	✓		✓	✓	✓	✓

Commercialization | sales marketing	✓	✓	✓	✓	✓	✓	✓	✓

Government | legal | FDA regulatory experience						✓	✓		✓

Public company management | oversight | governance expertise	✓	✓		✓	✓	✓	✓	✓	✓

Business and corporate development	✓	✓	✓	✓		✓		✓

Global competition and positioning	✓		✓	✓	✓	✓	✓	✓	✓

Corporate accounting and finance		✓		✓	✓

*

The absence of a check mark does not necessarily indicate that the director does not possess such a qualification or skill. Each of our directors have experience and/or skills in the enumerated areas, however, the ✓ is designed to indicate that a director has a particular strength in that area.

Board Diversity Matrix

The following table illustrates the composition of our directors by self-identified diversity statistics. Each of the categories listed in the below table has the meaning used in Nasdaq Listing Rule 5605(f).

Board Diversity Matrix

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender

Directors	1	7	–	1

Part II: Demographic Background

African American or Black	–	–	–	–

Alaskan Native or Native American	–	–	–	–

Asian	–	1	–	–

Hispanic or Latinx	–	–	–	–

Native Hawaiian or Pacific Islander	–	–	–	–

White	1	5	–	–

Two or More Races or Ethnicities	–	–	–	–

LGBTQ+	–	–	–	–

Did Not Disclose Demographic Background	2

Total Number of Directors	9

2024 PROXY STATEMENT	iii

PROXY STATEMENT SUMMARY

Proposal 2 Ratification of Auditors (Page 53)

We are requesting stockholders ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

Proposal 3 Say-On-Pay Advisory Vote (Page 56)

In 2023, stockholders continued their historically strong support for our executive compensation program with 94% of the votes cast voting in favor of approving the say-on-pay proposal. We have received 94% or higher support for the last four years. Our Compensation Committee believes that the objectives of our executive compensation program, as it relates to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, our Compensation Committee believes that our executive compensation program, as it relates to our named executive officers, achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance and promotes an alignment between the interests of our named executive officers and our stockholders.

Proposal 4 Approval of Amendment to Madrigal Pharmaceuticals, Inc. 2015 Amended Stock Plan (Page 57).

We are seeking stockholder approval of an amendment to the Madrigal Pharmaceuticals, Inc. 2015 Amended Stock Plan to increase the shares authorized for issuance under the Plan by 750,000 shares and to extend the expiration date of the Plan by 10 years through April 23, 2035.

iv

PROXY STATEMENT

We prepared this proxy statement under the direction of our Board of Directors to solicit your proxy for use at our 2024 Annual Meeting of Stockholders to be held via internet webcast on Tuesday, June 25, 2024, at 9:00 a.m. Eastern Time. As used in this proxy statement, the terms “Madrigal,” “Public Madrigal,” the “Company,” “we,” “our” and “us” refer to Madrigal Pharmaceuticals, Inc., a Delaware corporation that has been publicly traded since July 22, 2016.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

How do I attend the Annual Meeting?

The 2024 Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live webcast.

To participate in the 2024 Annual Meeting virtually, via the Internet, please visit www.proxydocs.com/MDGL. In order to attend, you must register in advance at www.proxydocs.com/MDGL prior to the deadline of June 24, 2024 at 9:00 a.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will permit you to submit questions. You will not be able to attend the 2024 Annual Meeting in person.

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”), because the Board of Directors is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about May 9, 2024, to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 26, 2024, will be entitled to vote at the Annual Meeting. On April 26, 2024, there were 21,284,598 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 26, 2024, your shares were registered directly in your name with our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote directly through any of the following means: (1) electronically over the Internet, (2) by telephone, or (3) by completing and returning a printed proxy card that you may request or that we may elect to deliver at a later time, to ensure your vote is counted.

2024 PROXY STATEMENT	1

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 26, 2024, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting, on a virtual basis.

What am I voting on?

There are four matters scheduled for a vote:

•	election of three Class II directors (Proposal 1);

•	ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 (Proposal 2);

•	approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement (Proposal 3); and

•

to approve an amendment to the Madrigal Pharmaceuticals, Inc. 2015 Amended Stock Plan (the “2015 Stock Plan”) to increase the total number of shares of our common stock available for issuance by 750,000 shares and to extend the expiration date of the Plan by ten years through April 23, 2035. (Proposal 4).

What if another matter is properly brought before the meeting?

As of the date of this proxy statement, the Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons acting as proxies to vote on those matters in accordance with their best judgment.

How do I vote?

For Proposal 1 to be voted on at the Annual Meeting, you may vote “For” or “Withhold” for each nominee for director. For each of Proposals 2, 3 and 4 to be voted on at the Annual Meeting, you may vote “For” or “Against” or abstain from voting. See the table below for more details.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request. Whether or not you plan to participate in the virtual Annual Meeting webcast, we urge you to vote in advance by proxy by one of the foregoing means to ensure your vote is counted.

•

To vote through the Internet, go to www.proxypush.com/MDGL to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. You must cast your Internet vote by 11:59 p.m. Eastern Time on June 24, 2024.

•

To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

To vote over the telephone, dial toll-free 1-866-249-5094 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. You must cast your telephone vote by 11:59 p.m. Eastern Time on June 24, 2024.

2

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization for assistance on how to vote.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 26, 2024.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote through the Internet, by telephone, or by completing a proxy card that may be delivered to you, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” each of the proposals, including for each nominee for director. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares in his or her discretion.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the New York Stock Exchange, or NYSE, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, we believe that Proposals 1, 3 and 4 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal 2 is considered a “routine” matter under stock exchange rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

If you are a beneficial owner of shares held in street name, to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

2024 PROXY STATEMENT	3

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may grant a subsequent proxy by telephone or through the Internet.

•	You may submit another properly completed proxy card with a later date.

•

You may send a timely written notice that you are revoking your proxy to our Secretary at Four Tower Bridge, 200 Barr Harbor Drive, Suite 200, West Conshohocken, Pennsylvania 19428. Such notice will be considered timely if it is received at the indicated address by the close of business on June 24, 2024.

Your most current proxy card or most current vote via telephone or Internet proxy will be the vote that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count votes in accordance with the requirements summarized in the table below.

What are “broker non-votes?”

When a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules (as described above), the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.”

As a reminder, if you are a beneficial owner of shares held in street name, to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What Vote is Required to Approve Each Proposal and How Are Votes Counted?

Proposal 1: Election of Directors

The three nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR any one or more of the nominees, or WITHHOLD your vote from any one or more of the nominees. WITHHOLD votes will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm

The vote of a majority of the shares of our common stock cast affirmatively at the Annual Meeting is required to ratify the appointment of our independent registered public accounting firm. Abstentions are not considered votes cast on Proposal 2 and will have no effect on the results of this vote. Brokerage firms

4

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

have authority to vote customers’ unvoted shares held by the firms in street name on Proposal 2. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2024 fiscal year, our Audit Committee will reconsider its selection.

Proposal 3: Approve an Advisory Vote on the Compensation of our Named Executive Officers

The vote of a majority of the shares of our common stock cast affirmatively at the Annual Meeting is required to approve on an advisory basis the compensation of our named executive officers, as described in this proxy statement. Abstentions are not considered votes cast and will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4: Approve Amendment to our 2015 Stock Plan

The vote of a majority of the shares of our common stock cast affirmatively at the Annual Meeting is required to approve the amendment to our 2015 Stock Plan. Abstentions are not considered votes cast and will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Broker non-votes will have no effect on the results of this vote.

2024 PROXY STATEMENT	5

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

The following table summarizes the applicable vote required for approval of each item of business to be transacted at the Annual Meeting, assuming there is a quorum. In addition, the table shows the effect on the outcome of the vote of: (i) abstentions (or, in the case of Proposal 1, WITHHOLD votes); (ii) “broker non-votes” or shares held by brokers when a beneficial owner of shares held in “street name” does not provide voting instructions for non-routine matters and, as a result, the broker/nominee is prohibited from voting those shares); and (iii) signed but unmarked proxy cards.

Proposal	Vote Required for Approval	Effect of Abstentions/ Withhold Votes (1)	Uninstructed Shares/ Effect of Broker Non-Votes (1)	Signed but Unmarked Proxy Cards (2)
1. Election of Directors	Plurality of Votes Cast	No effect	Not voted / no effect	Voted “For” each nominee
2. Ratification of selection of independent registered public accounting firm	The vote of a majority of the shares of our common stock cast affirmatively or negatively	No effect	Not applicable— discretionary vote by broker	Voted “For”
3. Advisory Vote on Compensation of Our Named Executive Officers	The vote of a majority of the shares of our common stock cast affirmatively or negatively	No effect	Not voted / no effect	Voted “For”
4. Approval of Amendment to our 2015 Stock Plan	The vote of a majority of the shares of our common stock cast affirmatively or negatively	No effect	Not voted / no effect	Voted “For”

(1)	Abstentions, withheld votes and broker non-votes are included for purposes of determining whether a quorum is present.

(2)

If you sign and return your proxy card properly, but do not provide instructions on your proxy card as to how to vote your shares, your shares will be voted as shown in this column, and in accordance with the judgment of the individuals named as proxies on the proxy card as to any other matter properly brought before the Annual Meeting.

Under stock exchange rules, without voting instructions from beneficial owners, brokers will have discretion to vote on the ratification of the appointment of the independent registered public accounting firm but not on the other proposals.

Is Voting Confidential?

We will keep all the proxies and voting tabulations private. We only let our Inspector of Elections examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time, we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the meeting is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are deemed present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

6

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our restated certificate of incorporation and restated bylaws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each Annual Meeting of Stockholders to serve for a three-year term. Our Board of Directors, which consists of nine members, is classified into three classes as follows:

•	the Class I directors are Paul A. Friedman, M.D., Kenneth M. Bate and James M. Daly, and their terms will expire at the Annual Meeting of Stockholders to be held in 2026;

•	the Class II directors are Bill Sibold, Rebecca Taub, M.D. and Fred B. Craves, Ph.D., and their terms are scheduled to expire at this year’s Annual Meeting; and

•	the Class III directors are Richard S. Levy, M.D., Julian C. Baker and Raymond Cheong, Ph.D./M.D., and their terms will expire at the Annual Meeting of Stockholders to be held in 2025.

On April 23, 2024, our Nominating and Governance Committee nominated, and our Board thereafter approved on the same date, Bill Sibold, Rebecca Taub, M.D. and Fred B. Craves, Ph.D. for election or re-election at the Annual Meeting for a term of three years to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified.

Set forth below are the names of the persons nominated as directors and directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Except as otherwise specified, such information is reflected as of April 29, 2024. As used in certain of the following biographical descriptions, the term “Private Madrigal” refers to Madrigal Pharmaceuticals, Inc., a privately held Delaware corporation focused on developing innovative therapeutic candidates for the treatment of cardiovascular, metabolic and liver diseases prior to the consummation of the Merger; the term “Merger” means the July 22, 2016 business combination transaction and name change which involved the merger of Private Madrigal and a subsidiary of Synta and resulted in the establishment of Public Madrigal; and the term “Synta” refers to Synta Pharmaceuticals Corp., a publicly traded Delaware corporation prior to the consummation of the Merger. Additionally, information is set forth below about the specific experience, qualifications, attributes or skills relevant to service on our Board of Directors.

Name	Age	Position
Julian Baker	57	Independent Chairman of the Board of Directors and Class III Director
Kenneth M. Bate (1)(2)	73	Class I Director
Raymond Cheong, Ph.D./M.D.(2)(3)	42	Class III Director
Fred B. Craves, Ph.D. (1)(2)(3)	78	Lead Director and Class II Director
James M. Daly (1)(3)	62	Class I Director
Paul A. Friedman, M.D.	81	Class I Director
Richard S. Levy, M.D. (2)(3)	66	Class III Director
Bill Sibold	57	President and Chief Executive Officer and Class II Director
Rebecca Taub, M.D.	72	President, Research & Development, Chief Medical Officer and Class II Director

(1)	Member of our Audit Committee.

(2)	Member of our Compensation Committee.

(3)	Member of our Nominating and Governance Committee.

2024 PROXY STATEMENT	7

MANAGEMENT AND CORPORATE GOVERNANCE

In addition to the information presented below regarding each of our director’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our Board of Directors.

Julian Baker

Age: 57 Director Since: June 2023

Biographical Information

Mr. Baker is a Managing Member of Baker Brothers Investments which Mr. Baker founded, together with his brother Felix Baker, in 2000. Prior to Baker Brothers, Mr. Baker was a portfolio manager at Tisch Financial Management from 1994 to 1999. Previously, Mr. Baker was employed from 1988 to 1993 by the private equity investment arm of Credit Suisse First Boston Corporation. Mr. Baker holds an A.B. from Harvard University. He serves on the boards of Incyte Corporation, Acadia Pharmaceuticals, Inc. and Prelude Therapeutics, Inc. (each publicly-traded companies).

Qualifications

We believe Mr. Baker is qualified to serve on our Board of Directors due to his experience investing in many life sciences companies, as well as his experience serving on the board of directors of other public companies in the life sciences industry.

Kenneth M. Bate

Age: 73 Director Since: July 2016

Biographical Information

Mr. Bate currently works as an independent consultant. Previously, Mr. Bate was the President and Chief Executive Officer of Archemix Corp., a privately held biopharmaceutical company, a position he held from April 2009 through December 2011. From 2006 to April 2009, he served in various positions at NitroMed, Inc., a publicly held pharmaceutical company, most recently as President and Chief Executive Officer. From 2002 to 2005, Mr. Bate served as Head of Commercial Operations and Chief Financial Officer at Millennium Pharmaceuticals, Inc., a biopharmaceutical company. Prior to joining Millennium Pharmaceuticals, Mr. Bate co-founded JSB Partners, LLC, a banking and advisory services firm for biopharmaceutical and life sciences companies. From 1990 to 1996, Mr. Bate was employed with Biogen, Inc., a publicly held biotechnology company, first as its Chief Financial Officer and then as head of the commercial organization responsible for launching its multiple sclerosis business. Mr. Bate currently serves as chairman of the board of directors of Astria Therapeutics, Inc., a publicly held biopharmaceutical company. Mr. Bate previously served as chairman of the board of directors of Cubist Pharmaceuticals, Inc., AVEO Pharmaceuticals Inc. and Genocea Biosciences, Inc., as well as a director of BioMarin Pharmaceuticals, Inc. and Vanda Pharmaceuticals Inc., each publicly held biopharmaceutical companies. Mr. Bate holds a B.A. in Chemistry from Williams College and an M.B.A. from The Wharton School of the University of Pennsylvania.

Qualifications

We believe that Mr. Bate’s qualifications to serve on our Board of Directors include his operating, finance, commercial, transactional and senior management experience in the industry, such as his experience as chief executive officer of Archemix and NitroMed, as head of commercial operations and chief financial officer at Millennium Pharmaceuticals, and as chief financial officer and vice president of sales and marketing at Biogen, as well as his experience serving on the board of directors of other public companies in the life sciences industry.

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MANAGEMENT AND CORPORATE GOVERNANCE

Raymond Cheong, Ph.D./M.D.

Age: 42 Director Since: June 2023

Biographical Information

Dr. Cheong is a Managing Director at Baker Brothers Investments. Prior to joining Baker Brothers in 2013, Dr. Cheong completed an M.D. and a Ph.D. in Biomedical Engineering from Johns Hopkins University, where he was awarded the Michael A. Shanoff Award for best thesis research within the School of Medicine. Prior to Hopkins, he earned a B.S. in Chemical Engineering from the University of Maryland, College Park. He also serves on the boards of Istari Oncology, Inc., a privately held company, and Talis Biomedical Corporation and vTv Therapeutics Inc., each publicly-traded companies.

Qualifications

We believe Dr. Cheong is qualified to serve on our Board of Directors due to his experience investing in many life sciences companies, as well as his experience serving on the board of directors of other public companies in the life sciences industry.

Fred B. Craves, Ph.D.

Age: 78 Director Since: July 2016

Biographical Information

Dr. Craves co-founded and served as Chairman of the Board of Private Madrigal, a privately held biopharmaceutical company, from its inception in September 2011 through the Merger involving Synta, in July of 2016. Dr. Craves is a Managing Director and co-founder of Bay City Capital. In the course of his career, Dr. Craves has founded and managed several biotechnology companies. Dr. Craves previously served on the boards of directors of several privately held and publicly held companies. Dr. Craves currently serves as a member of the board of directors of Synchronicity Pharma, Inc. and IMIDomics, Inc., each a privately held life-science company. During the past five years, Dr. Craves served as a member of the board of directors of Dermira, Inc., KBP Pharmaceuticals, Inc. and Twist Bioscience, Inc., each a publicly held life science company. Dr. Craves earned a B.S. degree in biology from Georgetown University, an M.S. in biochemical pharmacology from Wayne State University and a Ph.D. in pharmacology and experimental toxicology from the University of California, San Francisco.

Qualifications

We believe that Dr. Craves is qualified to serve on our Board of Directors due to his extensive experience with founding, managing and serving on the boards of directors of life sciences companies, both public and private, and his extensive knowledge of the life sciences industry.

James M. Daly

Age: 62 Director Since: June 2019

Biographical Information

On June 27, 2019, our Board of Directors appointed James M. Daly as a member of our Board of Directors. Mr. Daly has over 30 years of experience leading U.S. and global businesses in the biopharmaceutical industry and also currently serves as a Director of Acadia Pharmaceuticals, argenx SE and Bellicum Pharmaceuticals. He previously served on the board of directors of Chimerix, Inc. Most recently, Mr. Daly served as Executive Vice President and Chief Commercial Officer at Incyte Corporation, a publicly held biopharmaceutical company from 2012 to 2015. Previously, Mr. Daly worked for Amgen, Inc. and held various leadership positions over a 10-year period, including his last role as Senior Vice President, North America Commercial Operations, Global Marketing and Commercial Development. Earlier in his career, he spent over 16 years with Glaxo Wellcome/GlaxoSmithKline (GSK), where he held roles of increasing responsibility, including his last role as Senior Vice President, General Manager of the Respiratory and Anti-Infective Business Unit. He earned a B.S. in Pharmacy and an M.B.A. from the University at Buffalo, The State University of New York.

Qualifications

We believe that Mr. Daly is qualified to serve on our Board of Directors due to his extensive experience as a pharmaceutical executive heading up major commercialization programs and given his extensive experience as a director with public biopharmaceutical companies.

2024 PROXY STATEMENT	9

MANAGEMENT AND CORPORATE GOVERNANCE

Paul A. Friedman, M.D.

Age: 81 Director Since: July 2016

Biographical Information

Dr. Friedman served as our Chairman and Chief Executive Officer from 2016 through September 2023. Dr. Friedman also currently serves on the Board of Prelude Therapeutics, a publicly held biopharmaceutical company, where he serves as non-executive Chairman. Dr. Friedman served as the Chief Executive Officer of Incyte from November 2001 until his retirement in January 2014. Dr. Friedman served from 1994 to 1998, as President of Research & Development for the DuPont-Merck Pharmaceutical Company and from 1998 to 2001 as President of DuPont Pharmaceuticals Research Laboratories, a wholly owned subsidiary of the DuPont Company. From 1991 to 1994, he served as Senior Vice President at Merck Research Laboratories. Prior to his tenures at Merck and DuPont, Dr. Friedman was an Associate Professor of Medicine and Pharmacology at Harvard Medical School. Dr. Friedman is a diplomat of the American Board of Internal Medicine and a member of the American Society of Clinical Investigation. He also previously served on the board of directors of the following publicly held pharmaceutical companies in the last five years: Incyte (from November 2001 through May of 2021); Alexion Pharmaceuticals (through its acquisition by AstraZeneca in 2021); Cerulean Pharma Inc. (now Daré Bioscience, Inc.) (through January of 2017); and Verastem, Inc. (through April of 2017). Dr. Friedman received his A.B. in Biology from Princeton University and his M.D. from Harvard Medical School. Dr. Friedman and Dr. Taub, our Chief Medical Officer, President, Research & Development, and a director, are married to each other.

Qualifications

We believe that Dr. Friedman is qualified to serve on our Board of Directors due to his extensive experience in the biopharmaceutical industry; deep experience in research and both early and late stage clinical development; extensive experience building and leading R&D organizations, expanding company pipelines of assets, and overseeing the commercial development of innovative therapeutic products across a range of areas; and valuable perspectives to the Board as Madrigal’s former Chief Executive Officer.

Richard S. Levy, M.D.

Age: 66 Director Since: August 2016

Biographical Information

Dr. Levy has served on Madrigal’s Board of Directors since August of 2016. Dr. Levy also serves on the board of directors of ProTara Therapeutics, Inc., Kodiak Sciences Inc. and Kiniksa Pharmaceuticals, Ltd., each a publicly held pharmaceutical company. Dr. Levy previously served on the board of Aquinox Pharmaceuticals, Inc. and Constellation Pharmaceuticals. Previously, from December 2016 to May 2019, Dr. Levy was a part-time Senior Advisor for Baker Bros. Advisors, L.P., a firm that primarily manages long-term investment funds focused on publicly traded life sciences companies. Dr. Levy served as Executive Vice President and Chief Drug Development Officer at Incyte from January 2009 until his retirement in April 2016, and as Senior Vice President of Drug Development at Incyte from August 2003 to January 2009. Prior to joining Incyte, Dr. Levy served as Vice President, Biologic Therapies, at Celgene Corporation, a publicly held biopharmaceutical company, from 2002 to 2003. From 1997 to 2002, Dr. Levy served in various executive positions with DuPont Pharmaceuticals Company, first as Vice President, Regulatory Affairs and Pharmacovigilence, and thereafter as Vice President, Medical and Commercial Strategy. Dr. Levy served at Novartis, and its predecessor company Sandoz, from 1991 to 1997 in positions of increasing responsibility in clinical research and regulatory affairs. Dr. Levy has more than 30 years of experience in the pharmaceutical and biotechnology industries through his prior positions at Incyte, Celgene, DuPont Pharmaceuticals and Novartis, has extensive clinical research, regulatory and product development skills and has worked in multiple therapeutic areas. Prior to joining the pharmaceutical industry, Dr. Levy served as an Assistant Professor of Medicine at the UCLA School of Medicine. Dr. Levy is Board Certified in Internal Medicine and Gastroenterology and received his A.B. in Biology from Brown University, his M.D. from the University of Pennsylvania School of Medicine, and completed his training in Internal Medicine at the Hospital of the University of Pennsylvania and a fellowship in Gastroenterology and Hepatology at UCLA.

Qualifications We believe that Dr. Levy is qualified to serve on our Board of Directors due to his extensive and diverse experience in the pharmaceutical and biotechnology industries.

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Bill Sibold

Age: 57 Director Since: September 2023

Biographical Information

Mr. Sibold has more than 30 years of experience in the biopharmaceutical industry. From 2017 until joining Madrigal as President and Chief Executive Officer in September of 2023, he served as Executive Vice President, Specialty Care of Sanofi and President, Sanofi North America, where he led a global organization of approximately 10,000 employees across five specialty therapeutic areas and served as a member of the Sanofi Executive Committee. From 2015 to 2017, he served as Senior Vice President, Global Franchise Head, Multiple Sclerosis, Oncology & Immunology, Sanofi Genzyme. Mr. Sibold first joined Sanofi Specialty Care in 2011 as Global Franchise Head Multiple Sclerosis. Previously, Mr. Sibold served as Chief Commercial Officer of Avanir Pharmaceuticals, President and CEO of Lycera Corp., and Senior Vice President, U.S. Commercial for Biogen. Mr. Sibold holds a B.A. in Molecular Biophysics and Biochemistry from Yale University and an M.B.A. from Harvard Business School.

Qualifications

We believe Mr. Sibold is qualified to serve on our Board of Directors due to his extensive operating, commercial, transactional and senior management experience as a pharmaceutical executive heading up major commercialization programs working for pharmaceutical and biotechnology companies.

Rebecca Taub, M.D.

Age: 72 Director Since: July 2016

Biographical Information

Dr. Taub has been a member of our Board of Directors since July 2016 and has served as our President, Research & Development since June 2019 and our Chief Medical Officer since July 2016. She also served as Executive Vice President, Research & Development, from July 2016 through June 2019. Dr. Taub also currently serves on the board of directors of BriaCell Therapeutics Corp., a publicly held immuno-oncology biotechnology company. Dr. Taub served on the board of directors of Private Madrigal and as Chief Executive Officer of Private Madrigal from its inception in September 2011 through the Merger in July 2016. Prior to joining Private Madrigal, Dr. Taub served as Senior Vice President, Research and Development of VIA Pharmaceuticals from 2008 to 2011 and as Vice President, Research, Metabolic Diseases at Hoffmann-La Roche from 2004 to 2008. In those positions, Dr. Taub oversaw clinical development and drug discovery programs in cardiovascular and metabolic diseases including the conduct of a series of Phase 1 and 2 proof of concept clinical trials. Dr. Taub led drug discovery including target identification, lead optimization and advancement of preclinical candidates into clinical development. From 2000 through 2003, Dr. Taub worked at Bristol-Myers Squibb Co. and DuPont Pharmaceutical Company, in a variety of positions, including Executive Director of CNS and metabolic diseases research. Before becoming a pharmaceutical executive, Dr. Taub was a tenured Professor of Genetics and Medicine at the University of Pennsylvania, and remains an adjunct professor. Dr. Taub is the author of more than 120 research articles. Before joining the faculty of the University of Pennsylvania, Dr. Taub served as an Assistant Professor at the Joslin Diabetes Center of Harvard Medical School, Harvard University and an associate investigator with the Howard Hughes Medical Institute. Dr. Taub received her M.D. from Yale University School of Medicine and B.A. from Yale College. Dr. Taub and Dr. Friedman, a current board member and former Chief Executive Officer and Chairman of the Board of Directors, are married to each other.

Qualifications

We believe that Dr. Taub is qualified to serve on our Board of Directors based on her experience as our Chief Medical Officer and President, Research and Development, and due to her extensive experience as a pharmaceutical executive heading up major development programs in non-alcoholic steatohepatitis, or NASH.

2024 PROXY STATEMENT	11

MANAGEMENT AND CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with our company, either directly or indirectly. Based on this review, our Board of Directors has determined that each of its current and nominated directors is independent under applicable listing standards of the Nasdaq Stock Market LLC, or Nasdaq, other than Mr. Sibold, who is our President and Chief Executive Officer, Dr. Taub, who is our Chief Medical Officer and President, Research & Development and Dr. Friedman, who served as our Chief Executive Officer through September 8, 2023. Six of our nine Board members therefore satisfy such independence requirements.

Committees of the Board of Directors and Meetings

Meeting Attendance

Our Board of Directors held 5 meetings during 2023. Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each director attended or participated in at least 75% (or more) of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during 2023. The Board of Directors has adopted a policy under which each member of the Board of Directors is encouraged, but not required, to attend each Annual Meeting of Stockholders, and all eight of our then-serving directors attended the 2023 Annual Meeting.

Audit Committee

Our Audit Committee is composed of Messrs. Bate (Chairman) and Daly and Dr. Craves. Our Audit Committee held 4 meetings during 2023. Our Board of Directors has determined that each member of the Audit Committee is independent under SEC rules and the applicable listing standards of Nasdaq, as such rules and standards apply specifically to members of audit committees. Our Board of Directors has determined that Mr. Bate is an “audit committee financial expert,” as the SEC has defined that term, and has the requisite financial sophistication in accordance with applicable Nasdaq listing standards. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to:

•	approve and retain the independent auditors to conduct the annual audit of our consolidated financial statements;

•	review the proposed scope and results of the audit;

•	review and pre-approve the independent auditor’s audit and non-audit services rendered;

•	approve the audit fees to be paid;

•	review accounting and financial controls with the independent auditors and our financial and accounting staff;

•	review and approve transactions between us and our directors, officers and affiliates;

•	review the effectiveness of the Company’s information technology security and controls;

•	recognize and prevent prohibited non-audit services;

•	establish procedures for complaints received by us regarding accounting matters;

•	oversee internal audit functions, if any;

•	review, with counsel, any legal or regulatory matter that could have a significant impact on the Corporation’s financial statements; and

•	prepare the report of the Audit Committee that the rules of the SEC require to be included in our Annual Meeting proxy statement.

A copy of the Audit Committee’s written charter is publicly available through the “Investors & Media—Corporate Governance” section of our website at www.madrigalpharma.com.

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Compensation Committee

Our Compensation Committee is composed of Mr. Bate and Drs. Craves, Levy (Chairman) and Cheong. Our Compensation Committee held 4 meetings during 2023. Our Board of Directors has determined that each member of the Compensation Committee is independent under SEC rules and the applicable listing standards of Nasdaq. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and include the authority to:

•	review and establish the compensation arrangements for management, including the compensation for our Chief Executive Officer;

•	establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•	administer our stock incentive plan;

•

review the Compensation Discussion and Analysis, or CD&A, discuss the CD&A with management and, based on such review and discussions, recommend to our Board of Directors that the CD&A be included in our Annual Report on Form 10-K, Annual Meeting proxy statement, or any other applicable filing as required by the SEC; and

•	prepare the report of the Compensation Committee that is required to be included in our Annual Meeting proxy statement.

The Compensation Committee is charged with establishing a compensation policy for our executives and directors that is designed to attract and retain the best possible executive talent, to motivate them to achieve corporate objectives, and reward them for superior performance. Our Compensation Committee is also responsible for establishing and administering our executive compensation policies and equity compensation plans. The Compensation Committee meets at least twice per year and more often as necessary to review and make decisions with regard to executive compensation matters. As part of its review of executive compensation matters, the Compensation Committee may delegate any of the powers given to it to a subcommittee of the committee consisting of one or more members of the Compensation Committee or certain members of executive management, with regard to non-executive equity awards and new hire awards.

The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. In October 2016, the Compensation Committee engaged Compensia, Inc., or Compensia, as its independent compensation consultant, continuing through to the present. Compensia was engaged to review all aspects of our executive compensation programs. As described in the CD&A, Compensia assists the Compensation Committee in defining the appropriate peer companies for executive compensation and practices and in benchmarking our executive compensation program against the peer group. The Compensation Committee also uses information obtained from Compensia, as well as survey data, for evaluating our executive compensation practices, measuring the competitiveness of our practices, and reviewing and implementing our cash bonus policy, equity awards, and base salary benchmarks across all levels of the Company. The Compensation Committee has assessed the independence of Compensia pursuant to SEC rules and the corporate governance rules of Nasdaq and concluded that no conflict of interest exists that would prevent Compensia from independently representing the Compensation Committee. In compliance with SEC rules and the corporate governance rules of Nasdaq, Compensia provided the Compensation Committee with a letter addressing each of the six independence factors. Their responses affirm the independence of Compensia and the partners, consultants, and employees who service the Compensation Committee on executive compensation matters and governance issues.

Please also see the CD&A and the report of the Compensation Committee set forth elsewhere in this proxy statement.

2024 PROXY STATEMENT	13

MANAGEMENT AND CORPORATE GOVERNANCE

A copy of the Compensation Committee’s written charter is publicly available through the “Investors & Media—Corporate Governance” section of our website at www.madrigalpharma.com.

Nominating and Governance Committee

Our Nominating and Governance Committee is composed of Dr. Levy, Drs. Craves (Chairman) and Cheong and Mr. Daly. Our Nominating and Governance Committee held one meeting during 2023 and also covered nomination and governance topics with the full Board in the context of regularly scheduled meetings of the Board of Directors throughout the fiscal year. Our Board of Directors has determined that each member of the Nominating and Governance Committee is independent under SEC rules and the applicable listing standards of Nasdaq. Our Nominating and Governance Committee’s role and responsibilities are set forth in the Nominating and Governance Committee’s written charter and include the authority to:

•	identify and nominate members of the Board of Directors;

•	develop and recommend to the Board of Directors a set of corporate governance principles applicable to our company; and

•	oversee the evaluation of the Board of Directors and management pursuant to annual and ongoing evaluation of Board and Committee structure, performance and open-access.

In future annual meetings, if a stockholder wishes to propose to nominate a director for election, in order to be properly considered by our Nominating and Governance Committee, such proposal must follow the procedures described below as well as under our bylaws, as summarized under “Stockholder Proposals at Future Annual Meetings” at the end of this proxy statement (our “Bylaw Provisions Related to Stockholder Nominations of Director Candidates”).

The Nominating and Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third-party search firms or other appropriate sources. For all potential candidates, our Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate’s: personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, ability to bring skill sets necessary to contribute to the long-term forward-looking strategy and performance objectives of the Company, possible conflicts of interest, diversity, capacity to provide needed depth or complementary skills considered relevant for Board service, capabilities to fill a present need on the Board of Directors, and ability to contribute to, create and sustain value associate with the long-term interests of the Company’s stockholders. Director candidates nominated by stockholders for election at an Annual Meeting must be made in accordance with our Bylaw Provisions Related to Stockholder Nominations of Director Candidates, and are subject to the following requirements and/or considerations. Our Nominating and Governance Committee will consider a recommended nominee from any stockholder or group of affiliated stockholders, and such recommending stockholder or group must have held at least 5% of our common stock for at least one year as of the date the recommendation was made.

Additionally, stockholder recommendations for proposed director nominees must be in writing to the Nominating and Governance Committee, care of our Secretary at Four Tower Bridge, 200 Barr Harbor Drive, Suite 200, West Conshohocken, Pennsylvania 19428. The recommendation must be accompanied by the following information concerning the recommending stockholder:

•	name, address and telephone number of the recommending stockholder;

•	the number of shares of our common stock owned by the recommending stockholder and the time period for which such shares have been held;

•

if the recommending stockholder is not a stockholder of record, a statement from the record holder verifying the holdings of the recommending stockholder and a statement from the recommending stockholder of the length of

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MANAGEMENT AND CORPORATE GOVERNANCE

time such shares have been held (alternatively the recommending stockholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the SEC, together with a statement of the length of time that the shares have been held); and

•	a statement from the recommending stockholder as to a good faith intention to continue to hold such shares through the date of the next Annual Meeting.

The recommendation must also be accompanied by the following information concerning the proposed director nominee:

•	the information required by Items 401, 403 and 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”);

•	a description of all relationships between the proposed nominee and the recommending stockholder, including any agreements or understandings regarding the nomination;

•	a description of all relationships between the proposed nominee and any of our competitors, customers, suppliers, labor unions or other persons with special interests regarding our company; and

•	the contact information of the proposed nominee.

The recommending stockholder must also furnish a statement supporting a view that the proposed nominee possesses the minimum qualifications as set forth below for director nominees and describing the contributions that the proposed nominee would be expected to make to the Board of Directors and to the governance of our company and must state whether, in its view, the proposed nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of our company. The recommendation must also be accompanied by the written consent of the proposed nominee (1) to be considered by the Nominating and Governance Committee and interviewed if the committee chooses to do so in its discretion, and (2) if nominated and elected, to serve as a director.

For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, including the following threshold criteria:

•	candidates should possess the highest personal and professional standards of integrity and ethical values;

•	candidates must be committed to promoting and enhancing the long-term value of our company for our stockholders;

•	candidates must be able to represent fairly and equally all stockholders without favoring or advancing any particular stockholder or other constituency of our company;

•

candidates must have demonstrated achievement in one or more fields of business, professional, governmental, community, scientific or educational endeavor, and possess mature and objective business judgment and expertise;

•	candidates are expected to have sound judgment, derived from management or policy making experience that demonstrates an ability to function effectively in an oversight role; and

•	candidates must have, and be prepared to devote, adequate time to the Board of Directors and its committees.

Our Nominating and Governance Committee considers diversity of experience as one of the factors it considers in conducting its assessment of director nominees, along with such other factors as it deems appropriate given the then current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. Consistent with its charter, the Nominating and Governance Committee will strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on the Board and its committees.

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MANAGEMENT AND CORPORATE GOVERNANCE

In addition, the Nominating and Governance Committee will also take into account the extent to which the candidate would fill a present need on the Board of Directors, including the extent to which a candidate meets the independence and experience standards promulgated by the SEC and by Nasdaq.

A copy of the Nominating and Governance Committee’s written charter is publicly available through the “Investors & Media—Corporate Governance” section of our website at www.madrigalpharma.com.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is composed of Mr. Bate and Drs. Craves, Levy (Chairman) and Cheong. No member of our Compensation Committee has at any time been an employee of our company. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Board Leadership Structure

In 2023, the Board determined that it was appropriate for the Company to institute changes to its Board governance structure and implement a separation of the Chairman and Chief Executive Officer functions effective June 15, 2023. Mr. Baker was appointed to serve as the independent Chairman of the Board, succeeding Dr. Friedman (who was then Chief Executive Officer). Our Board believes an independent Chairman provides a strong leadership structure and sound governance in the best interests of the Company and its shareholders, working with the Board, the Chief Executive Officer and management to establish and further the Company’s strategic objectives.

Our Board of Directors has determined that maintaining the independence of a majority of our directors helps maintain the Board’s independent oversight of management and ensures that the appropriate level of independence is applied to all Board decisions. Moreover, in addition to feedback provided during the course of Board meetings, the independent directors conduct regular executive sessions without the presence of Mr. Sibold, Dr. Taub, any other members of management or Dr. Friedman. Our Audit, Compensation, and Nominating and Governance Committees, each consisting of independent directors, oversee critical matters such as our: (i) accounting policies, financial reporting processes, internal control assessment over financial reporting (Audit Committee); (ii) executive compensation program (Compensation Committee); and (iii) selection and evaluation of our directors and director nominees (Nominating and Governance Committee).

Our Board of Directors’ Role in Risk Oversight

Our Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of our executive officers’ management of risks relevant to us. A fundamental part of risk oversight is not only understanding the material risks our company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of our Board of Directors in reviewing our business strategy is an integral aspect of its assessment of our management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for us.

While it has overall responsibility for risk oversight, our Board of Directors has delegated oversight responsibility related to certain risks to committees of the Board. Our Audit Committee is responsible for reviewing our policies with respect to risk assessment and risk management, as well as coordinating our internal control over financial reporting, disclosure controls and procedures and code of conduct controls. Our Audit Committee receives periodic reports from officers responsible for oversight of particular risks within our company at regularly scheduled meetings and other reports as requested by our Audit Committee from time to time. The Nominating and Governance Committee reviews our risks associated with governance matters and non-compensation related human resources matters. In addition, our Compensation Committee has authority to oversee risks as to our compensation programs and discusses with management its annual assessment of our employee compensation policies and programs.

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MANAGEMENT AND CORPORATE GOVERNANCE

In addition, our Audit Committee has primary responsibility for overseeing risks associated with our information systems and technology, including cybersecurity. Our Audit Committee receives periodic reports from our information security officer and finance team regarding our information systems and technology and associated policies, processes and practices for managing and mitigating cybersecurity and technology-related risks. We also invest in data protection and information technology. For more information regarding our Board and Audit Committee’s oversight of cybersecurity risks, please refer to our Annual Report on Form 10-K filed with the SEC on February 28, 2024.

Our Board of Directors satisfies its overall responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from relevant officers within our company. Our Board of Directors believes that full and open communication between management and the board is essential for effective risk management and oversight.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at ir@madrigalpharma.com. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, must prepare the communication in written form and mail or hand deliver the same to the following address:

ATTN: SECURITY HOLDER COMMUNICATION

Board of Directors

Madrigal Pharmaceuticals, Inc.

Four Tower Bridge

200 Barr Harbor Drive, Suite 200

West Conshohocken, PA 19428

Such communications should not exceed 500 words in length and must be accompanied by the following information:

•	a statement of the type and amount of the securities of our company that the person holds;

•	any special interest, meaning an interest not in the capacity as a stockholder of our company, that the person has in the subject matter of the communication; and

•	the address, telephone number and e-mail address, if any, of the person submitting the communication.

The following types of communications are not appropriate for delivery to directors under these procedures:

•

communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to security holders or other constituencies of our company (such as employees, members of the communities in which we operate our businesses, customers and suppliers) generally;

•	communications that advocate engaging in illegal activities;

•	communications that, under community standards, contain offensive, scurrilous or abusive content; and

•	communications that have no rational relevance to the business or operations of our company.

Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:

•	junk mail and mass mailings;

•	résumés and other forms of job inquiries;

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MANAGEMENT AND CORPORATE GOVERNANCE

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Information About Our Executive Officers

The following table sets forth certain information regarding our executive officers as of April 29, 2024:

Name	Age	Position
Bill Sibold	57	President and Chief Executive Officer
Rebecca Taub, M.D.	72	President, Research & Development, and Chief Medical Officer
Mardi C. Dier	60	Senior Vice President and Chief Financial Officer
Carole Huntsman	59	Chief Commercial Officer
Robert Waltermire, Ph.D.	61	Chief Pharmaceutical Development Officer

Bill Sibold, Mr. Sibold’s biographical information is set forth above under “Management and Corporate Governance—The Board of Directors.”

Rebecca Taub, M.D., Dr. Taub’s biographical information is set forth above under “Management and Corporate Governance—The Board of Directors.”

Mardi C. Dier was appointed as Senior Vice President and Chief Financial Officer on March 11, 2024. Prior to joining Madrigal, Ms. Dier was most recently Chief Financial Officer of Acelyrin, Inc., where she completed the company’s $621 million initial public offering before departing in August 2023. Prior to that, Ms. Dier was Chief Financial Officer and Executive Vice President of Ultragenyx, responsible for leading the corporate strategy, FP&A, accounting, tax, investor relations, global corporate communications and information technology functions. She joined Ultragenyx from Portola Pharmaceuticals (acquired by Alexion), where she served as Chief Financial Officer for 14 years and, most recently, as Chief Business Officer and Chief Financial Officer. Over the course of her time at Portola, Ms. Dier oversaw a wide range of functions and helped scale the organization from one site with fewer than 100 employees to a global organization with multiple sites in the U.S. and Europe and over 450 employees. Prior to Portola, she served as Vice President of Investor Relations at Chiron Corporation until its acquisition by Novartis. Earlier in her career, she worked as an investment banker at Prudential Securities and, prior to that, was in the audit department of KPMG Peat Marwick. Ms. Dier serves on the Boards of Directors of ORIC Pharmaceuticals, Prelude Therapeutics, Synthekine, Inc. and Health Care Royalty and is a member of the Board of Advisors for the Anderson School of Management at the University of California, Los Angeles (UCLA).

Carole Huntsman was appointed as Chief Commercial Officer on November 20, 2023. Prior to joining Madrigal, Ms. Huntsman was most recently Senior Vice President, Head of Specialty Care North America and U.S. Country Lead at Sanofi, a global pharmaceutical company. In her time at Sanofi, Ms. Huntsman held positions of increasing responsibility, including Head of Multiple Sclerosis, Oncology & Immunology Specialty Care North America, Global Multiple Sclerosis Lead, Sanofi Genzyme, and Vice President, Business Unit Head, Multiple Sclerosis, North America Sanofi Genzyme. Prior to joining Sanofi, during her 32 years in the industry, she served as Senior Vice President, U.S. Neurology & Rheumatology at EMD Serono, Inc. and Vice President, Marketing U.S. Neurology at Serono, Inc. as well as multiple positions at Muro Pharmaceuticals and Pfizer Inc. Prior to joining the biopharmaceutical industry, she served as an Officer in the U.S. Army. Ms. Huntsman holds a B.A. in History from Boston College and an M.B.A. from The Carroll School, Boston College.

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MANAGEMENT AND CORPORATE GOVERNANCE

Robert Waltermire, Ph.D., joined Madrigal in August of 2021, bringing proven expertise in all aspects of chemistry, manufacturing and control (CMC), as well as experience in manufacturing new commercial products. Prior to joining Madrigal, Dr. Waltermire served as Senior Vice President, CMC at VenatoRx from November 2020 to July 2021 and as Senior Vice President, Product Development, of Palatin Technologies from February 2020 to November 2020. From 1988 to 2020, Dr. Waltermire held positions of increasing responsibility at Bristol-Myers Squibb (including Vice President Chemical and Synthetic Development from 2016 to January 2020) and Dupont Pharmaceutical Company.

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis, or CD&A, explains the policies and objectives underlying our executive compensation program as it relates to the following “named executive officers” whose compensation information is presented in the tables following this discussion under “Executive Officer and Director Compensation,” in accordance with SEC rules.

Name	Position
Current Executive Officers

Bill Sibold	President and Chief Executive Officer

Rebecca Taub, M.D.	President, Research & Development, and Chief Medical Officer

Carole Huntsman	Chief Commercial Officer

Former Executive Officers who Departed Prior to 2024 Annual Meeting*

Paul A. Friedman, M.D.	Former Chief Executive Officer

Alex Howarth	Former Senior Vice President and Chief Financial Officer

Brian J. Lynch	Former Senior Vice President and General Counsel

Remy Sukhija	Former Senior Vice President, Chief Commercial Officer

*

Dr. Friedman was replaced by Mr. Sibold as Chief Executive Officer effective September 8, 2023. Mr. Sukhija was relieved of his duties as Chief Commercial Officer of the Company effective September 25, 2023. Mr. Howarth was replaced by Ms. Dier as Chief Financial Officer effective March 11, 2024. Mr. Lynch ceased performing the General Counsel duties effective March 19, 2024, and is departing the Company following a transitional period expected to conclude on or before May 31, 2024.

Executive Summary

CEO Transition and Leadership Changes

2023 marked an inflection point for Madrigal. As our company prepared for commercialization following clinical and regulatory execution during 2023, leadership changes were necessary to ensure commercial launch capabilities and prepare for our next phase of the Company’s growth. To lead the Company through this next commercialization phase, effective September 8, 2023, Bill Sibold was appointed as the Company’s President and Chief Executive Officer, succeeding Dr. Paul Friedman, who continues to serve on our Board of Directors. Following

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COMPENSATION DISCUSSION AND ANALYSIS

Mr. Sibold’s appointment, we reconstituted our broader leadership team in alignment with this next stage of growth in the late 2023 and early 2024.

The Board structured Mr. Sibold’s compensation to create alignment between our strategic goals and stockholder interests, which included the following:

•	An initial annual base salary of $875,000

•	A target annual bonus opportunity equal to 75% of his annual base salary

•	A one-time sign-on cash bonus of $520,000

•	An initial restricted stock unit (RSU) award with a target value of $9,250,000, subject to time-based vesting over 4 years from Mr. Sibold’s employment start date, and

•

An initial performance-based restricted stock unit (PSU) award with a target value of $9,250,000 subject to performance-based vesting subject to achievement of rigorous stock price appreciation hurdles over a five-year period as described in “Chief Executive Officer Appointment” below.

Madrigal’s Focus and Achievements

Our Focus. Madrigal is a biopharmaceutical company dedicated to transforming care for patients with NASH, a serious liver disease that can lead to cirrhosis, liver failure and premature mortality. Our medication, Rezdiffra (resmetirom), is a once-daily, oral, liver-directed THR-b agonist designed to target key underlying causes of NASH. In March 2024, Rezdiffra became the first and only FDA-approved therapy for patients with NASH.

Our Patient Market Opportunity. NASH is a more advanced form of nonalcoholic fatty liver disease (NAFLD). NAFLD has become the most common liver disease in the United States and other developed countries and is characterized by an accumulation of fat in the liver with no other apparent causes. NASH can progress to cirrhosis or liver failure, require liver transplantation and can also result in liver cancer. NASH is the leading cause of liver transplants in the U.S. for women, and is expected to soon be the leading cause of liver transplants overall. Additionally, patients with NASH, especially those with more advanced metabolic risk factors (hypertension, concomitant type 2 diabetes), are at increased risk for adverse cardiovascular events and increased morbidity and mortality. Once patients progress to NASH with moderate to advanced fibrosis (consistent with fibrosis stages F2 and F3), the risk of adverse liver outcomes increases substantially.

Madrigal estimates that approximately 1.5 million patients have been diagnosed with NASH in the U.S., of which approximately 525,000 have NASH with moderate to advanced fibrosis. Madrigal estimates that approximately 315,000 diagnosed patients with NASH with moderate to advanced fibrosis are under the care of specialist physicians Madrigal will be targeting during the launch of Rezdiffra.

Our Clinical Development Program. Madrigal is currently conducting multiple Phase 3 clinical trials to evaluate the safety and efficacy of Rezdiffra for the treatment of NASH, including the pivotal MAESTRO-NASH biopsy study in patients with moderate to advanced fibrosis, the MAESTRO-NASH OUTCOMES study in patients with NASH with compensated cirrhosis and the MAESTRO-NAFLD-1 safety study. Positive results from the pivotal MAESTRO-NASH biopsy study were published in the New England Journal of Medicine in February 2024.

Data from the 52-week, first 1,000-patient portion of MAESTRO-NASH, together with data from MAESTRO-NAFLD-1, the open-label extension of the MAESTRO-NAFLD-1 study, Phase 2 and Phase 1 data, including safety parameters, formed the basis for Madrigal’s successful subpart H submission to the FDA for accelerated approval of Rezdiffra for treatment of NASH with moderate to advanced fibrosis.

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COMPENSATION DISCUSSION AND ANALYSIS

The following chart summarizes the status of our Phase 3 clinical development program for Rezdiffra:

Trial	MAESTRO-NASH Moderate to Advanced Fibrosis	MAESTRO-NAFLD-1 Safety	MAESTRO-NASH OUTCOMES Compensated Cirrhosis
Study Design	Evaluates NASH resolution and/or fibrosis improvement on liver biopsy and composite clinical events	Evaluates safety & tolerability as measured by incidence of adverse events	Event-driven trial evaluating progression to hepatic decompensation
Study Duration	52 weeks biopsy (completed); 54 months clinical outcomes	52 weeks (completed)	~36 months
Patient Enrollment	~1,750 patients (ongoing)	~1,200 patients, including 200 with compensated cirrhosis	~700 patients (recruiting)

Key Developments

On March 14, 2024, Madrigal announced that the FDA granted accelerated approval for Rezdiffra in conjunction with diet and exercise for the treatment of adults with noncirrhotic NASH with moderate to advanced liver fibrosis (consistent with stages F2 to F3 fibrosis). This regulatory milestone made Rezdiffra the first and only medication approved by the FDA for the treatment of NASH.

In March 2024, Madrigal announced a public underwritten offering of common stock and pre-funded warrants to purchase common stock (the “March Offering”). We raised gross proceeds totaling approximately $690.0 million. Our net proceeds were approximately $660.0 million, after deducting fees and commissions. We intend to use the net proceeds from the March Offering for commercial activities in connection with the launch of Rezdiffra in the U.S. and for other corporate purposes.

In February 2024, primary results from the MAESTRO-NASH study were published in the New England Journal of Medicine. MAESTRO-NASH is an ongoing Phase 3 trial that enrolled 1,759 patients with biopsy-confirmed NASH. Patients were randomly assigned in a 1:1:1 ratio to receive once-daily Rezdiffra at a dose of 80 mg or 100 mg or placebo. The two primary endpoints at week 52 were NASH resolution with no worsening of fibrosis and an improvement in fibrosis by at least one stage with no worsening of the NAFLD activity score. The key secondary endpoint was the percent change from baseline in LDL cholesterol at week 24. Rezdiffra achieved both primary endpoints and the key secondary endpoint of the MAESTRO-NASH trial. Additionally, Rezdiffra improved liver enzymes, fibrosis biomarkers and imaging tests as compared with placebo. The most common adverse reactions reported in patients treated with Rezdiffra included diarrhea, nausea, pruritis, abdominal pain, vomiting, constipation, and dizziness.

In September 2023, Madrigal announced a public underwritten offering of common stock and pre-funded warrants to purchase common stock (the “September Offering”). The September Offering closed in October 2023. We raised gross proceeds totaling $500 million. Our net proceeds were $472 million, after deducting fees and commissions. We have used and intend to continue to use the net proceeds from the September Offering for our clinical and commercial activities in preparation for a potential launch of resmetirom in the U.S. and for other corporate purposes.

Also in September 2023, Madrigal announced our Board appointed Bill Sibold as the President and Chief Executive Officer of the Company. In connection with this appointment, the size of the Board was increased to nine,

22

COMPENSATION DISCUSSION AND ANALYSIS

and Mr. Sibold was also appointed a member of the Board. On Mr. Sibold’s start date, he assumed the duties and responsibilities of the Company’s principal executive officer from Paul Friedman, M.D., who previously served as the Chief Executive Officer since July of 2016. Dr. Friedman continues to serve on the Board as a director of the Company.

2023 Executive Compensation Highlights

The Compensation Committee strives to create a positive relationship between our compensation program and our operational performance and stockholder return. The Compensation Committee established our 2023 compensation program and the associated corporate goals in accordance with this philosophy based on our business plans and objectives. Key compensation decisions and outcomes for 2023 included:

•	Incremental increases in executive officers’ base salaries in 2023 of 7% on average to remain competitive with peers.

•

Continuation of our cash bonus program to provide our executive officers with a direct financial incentive tied to our achievement of pre-established objectives, including clinical, research and development, commercial development, medical affairs, chemistry, manufacturing and controls (CMC), operations, business development, finance, investor relations and communications objectives. Consistent with our strong performance during the year, the Compensation Committee determined that we outperformed on our 2023 performance objectives, resulting in achievement at 122.5% of each named executive’s target bonus amount

•

Awards of restricted stock units (“RSUs”) to our named executive officers, in lieu of stock options granted in prior years, to meet our incentive and retention objectives given the criticality of these executives’ continued execution during 2023 to successfully drive continued clinical progress.

See “Direct Compensation Components” for additional information.

Overview of Our Executive Compensation Program

Objectives of the Company’s Compensation Program

We are focused on developing and commercializing innovative therapeutic candidates for the treatment of cardiovascular, metabolic and liver diseases. To achieve this objective, we have recruited executives with significant industry or scientific experience, including in the areas of commercialization, development and research. The biotechnology industry is very competitive and our success depends upon our ability to attract and retain qualified executives through competitive compensation packages. The Compensation Committee administers the compensation programs for our executive officers with this competitive environment in mind. The Compensation Committee believes our compensation program must balance long-term incentives that create rewards for the realization of our long-term strategic objectives and near-term compensation that rewards our executives for the achievement of annual goals. We believe this approach motivates the attainment of our long-term objectives and aligns the interests of our executives with those of our stockholders. At the same time, our compensation programs are designed to serve as an important retention tool. The Compensation Committee also annually reassesses the company’s compensation approach to align to the continuing maturity of the company.

To this end, the primary objectives of our compensation program are to:

•

Enable us to attract and retain highly qualified executives with extensive industry, business or scientific experience by providing a competitive compensation package that includes long-term incentives that provide significant retentive value;

•	Reward our executives for our success in achieving significant operational goals; and

•	Align the interests of our executives with those of our stockholders.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Determination Process

The Compensation Committee assists the Board of Directors in fulfilling its fiduciary responsibilities with respect to the oversight of our compensation plans, policies and programs, especially those regarding executive compensation and employee benefits. The Compensation Committee’s responsibilities include reviewing and establishing the compensation arrangements for management, including the compensation for our Chief Executive Officer, and establishing and reviewing general compensation policies with the objective to attract and retain industry-leading talent, to reward individual performance and to achieve our financial goals.

The Compensation Committee reviews executive compensation annually. As part of this process, our Chief Executive Officer makes recommendations to the Compensation Committee with respect to the compensation levels for individual executives other than himself. The Compensation Committee reviews this information and adjusts or approves the recommendations as appropriate. In making its determination for each named executive officer, the Compensation Committee considers our performance against established performance objectives and market data regarding executive compensation at comparable companies. In the case of our Chief Executive Officer, the Compensation Committee evaluates his performance against our established performance objectives and market data regarding executive compensation at comparable companies.

Since 2016, the Compensation Committee has retained the services of Compensia. Compensia assists the Compensation Committee in defining the appropriate peer companies for executive compensation and practices and in measuring our executive compensation program against the peer group. The Compensation Committee uses the information obtained from Compensia primarily for evaluating our executive compensation practices, including measuring the competitiveness of our practices. The Compensation Committee also uses information obtained from Compensia to review our cash bonus policy, equity awards, and base salary benchmarks across all levels of the Company. The Compensation Committee determined that Compensia was independent pursuant to SEC rules and the corporate governance rules of Nasdaq and concluded that no conflict of interest exists that would prevent Compensia from independently representing the Compensation Committee.

Comparative Analysis

For purposes of measuring the competitive positioning of our compensation packages, peer companies are generally selected by the Compensation Committee with input from Compensia, primarily using the following criteria: publicly held pre-commercial or early-commercial U.S. biotechnology companies; and companies that fall within a specific market capitalization range relative to our market capitalization at the time of the peer evaluation. Because the biotechnology industry is a dynamic industry, the comparator group used by the Compensation Committee to measure the competitive positioning of our compensation packages is periodically updated to ensure that companies continue to meet the established criteria.

Following positive topline data readouts and a significant increase in the Company’s market capitalization in late 2022, the Compensation Committee approved a new peer group for 2023 to reflect the Company’s updated size. The Company removed 11 peer companies from its peer group for 2022 (Agios Pharmaceuticals, Akero Therapeutics, Cara Therapeutics, Crinetics Pharmaceuticals, CytoDyn, FibroGen, Global Blood Therapeutics, Inovio Pharmaceuticals, Karyopharm Therapeutics, REGENXBIO and Travere Therepeutics) and added five new companies to the peer group (Cerevel Therapeutics Holdings, Denali Therapeutics, Halozyme Therapeutics, Ionis Pharmaceuticals and Sarepta Therapeutics). The selected companies had market capitalizations between $1 billion and $12 billion and generally had revenues of less than $500 million.

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COMPENSATION DISCUSSION AND ANALYSIS

The list of selected comparable companies for purposes of measuring the competitive positioning of the base salary, cash incentive bonus and equity compensation elements of the compensation packages was as follows:

Arrowhead Therapeutics	Halozyme Therapeutics*	Reata Pharmaceuticals

Axsome Therapeutics	Insmed	Sarepta Therapeutics*

Blueprint Medicines	Intra-Cellular Therapies

Cerevel Therapeutics Holdings*	Ionis Pharmaceuticals*

Concept Therapeutics	IVERIC bio

Denali Therapeutics*	Karuna Therapeutics

*	Reflects new additions to peer group during 2023.

Direct Compensation Components

The components of our direct compensation package are as follows:

Element	Fixed or Variable	Compensation Objective

Base Salary	Fixed	To attract and retain executives by offering fixed compensation that is competitive with market opportunities and that recognizes each executive’s position, role, responsibility and experience.

Annual Cash Incentive Bonus	Variable	To motivate and reward the achievement of annual individual performance objectives and corporate goals.

Equity Awards	Variable	To align our executives’ interests with the interests of stockholders and to promote the long-term retention of our executives and all employees through equity-based compensation. For 2023, equity awards were granted in the form of RSUs and, in the case of our CEO, RSUs and PSUs.

Base Salary

Our Compensation Committee reviews base salaries for our named executive officers on an annual basis as part of our compensation program and, in general, may adjust base salaries for a variety of reasons, such as: an executive officer’s success in meeting or exceeding individual performance objectives established by our Compensation Committee; the collective achievement of significant corporate goals, as established by our Compensation Committee; or other factors warranted throughout the year, including for changes in the scope or breadth of an executive officer’s role or responsibilities. Our Compensation Committee will also evaluate an executive officer’s base salary together with other components of the executive officer’s compensation to ensure that the executive officer’s total compensation is in line with our overall compensation philosophy.

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COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Committee will also realign base salaries with market levels for the same positions if our Compensation Committee, with input from Compensia, identifies significant disparities in peer pay or market changes in its data analysis, or if a change is needed to align our pay practices so we can attract and retain top talent necessary to advance our strategic and operational goals. In light of market rate adjustments and comparisons of Madrigal and peer executive salaries, the Compensation Committee approved 7% annualized increases in executive salaries for 2023, as detailed below.

Name	2023 Base Salary ($)	2022 Base Salary ($)	Percent Increase

Bill Sibold	875,000	—	—

Paul A. Friedman, M.D.	709,000	663,000	7%

Rebecca Taub, M.D.	577,000	539,000	7%

Brian J. Lynch	504,000	471,000	7%

Alex Howarth	501,000	469,000	7%

Remy Sukhija	521,000	487,000	7%

Carole Huntsman	525,000	—	—

Annual Cash Incentive Bonus

Our named executive officers are eligible to receive annual cash incentive bonuses. The annual cash incentive bonus each named executive officer is eligible to receive is based on the individual’s target bonus, as a percentage of base salary, and an assessment of individual performance and achievement of pre-established objectives, including research and development, commercial development, and finance and corporate development goals for the 2023 year. The specified percentages for each NEO are established taking into consideration the factors described above and are intended to make our total cash compensation competitive when compared to the peer companies. It is also designed to allocate a significant portion of each executive’s cash compensation opportunity to be contingent on goal achievement and create a significant performance-based component of each executive’s total compensation.

For 2023, the target cash bonus percentage for each of our named executive officers remained in line with 2022 levels, as set forth in the table further below.

For 2023, the Compensation Committee assigned points to each “core” bonus objective based on its determination, with input from our senior management team, of the value of the objective in light of our overall corporate goals and relevant objective achievement for 2023. The Compensation Committee also assigned bonus points for certain additional “bonus” performance objectives within each primary group of performance objectives. Potential achievement of core performance objectives ranged from 0% to 150% as follows: If we achieved a performance objective at less than 75% of the target level, no payout could be earned for that performance objective. If we achieved a performance objective at the target level, 100% of the weighted portion for that objective could be earned. If we achieved a performance objective above the target level, up to 150% of the assigned weighting such objective could be earned. The maximum total cash bonus percentage attainable was 200% of the target level, presuming outperformance of all specified core performance objectives and achievement of all of the bonus performance objectives.

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COMPENSATION DISCUSSION AND ANALYSIS

The performance objectives and associated allocation goal percentage at target for 2023 may be summarized as follows:

2023 Corporate Performance Objectives	Percentage of Overall Objectives at Target	Percentage Achievement of Objectives	Achievement of Objectives

Research and Development Objectives

New Drug Application Submission	25%	35%	• NDA submission completed July 14 • Priority review granted on acceptance • 10% bonus

New Drug Application Review	20%	30%	• NDA accepted for priority review with no advisory committee (Ad Com); • Breakthrough designation granted by FDA April 2023 • 10% bonus

CMC Support of Launch Readiness and NDA Approval	5%	5%	• Required API released and delivered to commercial supplier • Supply prepared for Rezdiffra launch

Medical Affairs Goals	5%	5%	• ICER review completed • HCP education and HEOR execution tracked to target

Study Enrollment Goal	10%	7.5%	• Enrollment objective achieved at threshold

Commercial Objectives	10%	15%	• Capabilities built for launch of Rezdiffra • Significant increase in Rezdiffra in market relative to industry benchmarks for pre-launch period • 5% bonus

Finance Objectives	5%	5%	• Raised $500m in gross proceeds from follow-on offering and additional capital through other means

Corporate Development Objectives	20%	20%	• Strategic alignment on corporate vision and Rezdiffra leadership position • New CEO hired

Total	100%	122.5%

In the first quarter of 2024, the Compensation Committee, with input from our senior management team, assessed our achievement of the performance objectives set forth above. Based on its assessment, the Compensation Committee determined that we met “core” performance objectives, while outperforming specific Commercial Objectives. The Compensation Committee further determined that the Company achieved a total bonus point performance of 20% for New Drug Application objectives established previously by the Compensation Committee,

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COMPENSATION DISCUSSION AND ANALYSIS

such that overall performance was achieved at 122.5% of the target level (out of a maximum 200% opportunity). As a result, in the first quarter of 2024, the Compensation Committee awarded the following cash bonuses in respect of such 2023 performance:

Name	Target Cash Bonus Percentage (% of base salary)	Target Award for 2023 ($)	Actual Award Paid for 2023 ($)

Bill Sibold	75%	219,000	268,000(1)

Paul A. Friedman, M.D.	50%	355,000	110,000(2)

Rebecca Taub, M.D.	40%	289,000	354,000

Brian J. Lynch	40%	202,000	247,000

Alex Howarth	40%	201,000	246,000

Remy Sukhija	40%	208,000	58,000(2)

Carole Huntsman	40%	26,000	32,000(1)

(1)	Reflects pro rata bonus, based upon negotiated terms of offer letter to join the Company.

(2)	Reflects terms of employment and separation agreements.

Long-Term Incentives

We believe that long-term incentives in the form of equity-based awards are critical to meeting the following objectives:

•	focus all employees, including our named executive officers, on our long-term performance by aligning their interests with those of our stockholders;

•	retain our key employees and executives and maintain management continuity through longer-term vesting of our equity-based awards; and

•	promote an ownership culture through participation in equity-based compensation programs.

We typically grant initial equity awards to new employees, including our executive officers, and annual equity grants as part of our overall compensation program. The Compensation Committee believes that equity-based awards are a strong executive retention tool and align the interests of our executives with the interests of shareholders.

Annual grants of equity awards to our executive officers are approved by our Compensation Committee. The timing of annual equity grants has been generally consistent, with a first quarter grant each year at a regularly scheduled meeting of our Compensation Committee. Such awards have not been coordinated with the public release of material non-public information. In 2023, the Compensation Committee determined to award time-based RSUs to our continuing executive officers in lieu of the stock option awards that it had granted in prior years. In doing so, the Compensation Committee considered that RSUs were the most appropriate award vehicle to meet our incentive and retention objectives for the year given the criticality of named executives’ continued execution over 2023 to successfully achieve our corporate objectives. The Compensation Committee also considered the durability of our program across market conditions as the company approached commercialization given that awards in prior years were 100% stock option-based. The RSUs vest on a one-for-one basis into shares of our common stock.

The determination of the annual grant value levels is a function of a number of factors considered by the Compensation Committee, including in particular for 2023 the significance of the individual to the Company’s successful execution of its strategy and clinical milestones at this point of inflection as we approached

28

COMPENSATION DISCUSSION AND ANALYSIS

commercialization, the need to strongly incentivize our executive team to continue to execute on our clinical roadmap and achieve FDA approval, and market competitiveness. As discussed in “Other Compensation Policies and Information—Recent Fiscal 2024 Compensation Decisions” below, we have continued to evolve our long-term incentive structure in 2024 with the introduction of PSUs, in addition to RSUs and stock options, and reduced equity award values compared to 2023.

Accordingly, in January of 2023, at a regularly scheduled meeting, the Compensation Committee made an annual grant of time-based RSUs in the amount of 26,668 RSUs to Dr. Friedman, 20,001 RSUs to Dr. Taub, and 15,001 RSUs to Messrs. Lynch, Howarth and Sukhija. The RSUs vest in four equal installments on each of the four anniversaries of the grant date, provided the recipient remains in service with the Issuer on each such date.

Chief Executive Officer Appointment

As mentioned above, in connection with Mr. Sibold’s appointment as the Company’s President and Chief Executive Officer in September 2023, the Board structured Mr. Sibold’s compensation to create alignment between our strategic goals and stockholder interests as follows:

•	An initial annual base salary of $875,000

•	A target annual bonus opportunity equal to 75% of his annual base salary

•	A one-time sign-on cash bonus of $520,000

•

An initial restricted stock unit (RSU) award of 50,000 RSUs with a target value of $9,250,000, subject to time-based vesting in four equal annual installments on the anniversary of Mr. Sibold’s employment start date, and

•

An initial performance-based restricted stock unit (PSU) award of 50,000 PSUs with a target value of $9,250,000 subject to performance-based vesting subject to achievement of rigorous stock price appreciation hurdles over a five-year period.

In determining the value of Mr. Sibold’s compensation opportunity, the Compensation Committee considered the amount that was necessary to attract an executive of his caliber in light of his extensive operating, commercial, transactional and senior management experience. To replace Mr. Sibold’s foregone year-to-date earned bonus at his prior employer, the Compensation Committee awarded the one-time cash sign-on bonus. The Compensation Committee also considered the equity awards forfeited from his prior employer, in determining the amount of his RSU award. The PSU awards can be earned at an amount ranging from 0-300% of target based on achievement of three significant sustained stock price appreciation hurdles over a five-year period. The stock price hurdles are each between 29% and 40% higher than the prior hurdle with the final price hurdle being more than double the stock price at the time of Mr. Sibold’s PSU grant. The Company’s stock must trade at or above the applicable hurdle for 80 trading days in any period of 100 consecutive trading days and for at least 20 days during a single period when the trading window for directors and executive leadership is open in order for the stock price hurdle to be considered achieved. Further, the PSU awards are settled on an extended basis, notwithstanding the date of achievement of the stock price hurdles, pursuant to a vesting schedule that occurs over the 4th to 6th anniversaries of Mr. Sibold’s start date. As of March 31, 2024 none of the three hurdles had been achieved. We believe the structure of the PSU awards will encourage holistic performance achievement, incentivize sustained performance, encourage the long-term retention of Mr. Sibold’s services and directly align Mr. Sibold’s interests with those of our shareholders.

Significant Competitive Harm in Disclosing Thresholds

We have not publicly disclosed the specific stock price hurdles for Mr. Sibold’s PSU award because we believe advance disclosure of the thresholds could cause significant competitive harm to our business. The thresholds were purposefully set to be more aggressive than our long-term financial plan, and fully achievable only by outperforming

2024 PROXY STATEMENT	29

COMPENSATION DISCUSSION AND ANALYSIS

such plan. If specific thresholds were disclosed, they could be viewed by our shareholders or the investment community as representing the Company’s public guidance as to its future enterprise value and/or long-term financial plan, which would not align with (i) the Company’s purpose of using the PSU award thresholds to encourage exceptional outperformance of our rigorous financial plan, and (ii) how the Company understands the role the PSU award thresholds have in our long-term business and strategy. Disclosing the specific thresholds could also create a retention risk for our CEO who is crucial to the execution of our next phase of growth by giving insight into the retentive value of the PSU Awards. Companies competing for our top executive talent could use the thresholds’ rigor and the significant challenge of achieving the full award, depending on how many tranches have been earned and what remains of the performance period, to undercut the value of the PSUs by offering a sign-on bonus or a more easily achievable compensation package to induce our CEO to leave the Company.

Chief Commercial Officer Appointment

Ms. Huntsman was appointed as the Company’s Chief Commercial Officer effective November 10, 2023. In connection with the commencement of her employment, the Board approved the following compensation and benefits for Ms. Huntsman: (i) an initial annual base salary of $525,000, (ii) a target annual bonus opportunity equal to 40% of her annual base salary, and (iii) a sign-on equity award of 7,834 time-based RSUs, which will vest ratably over four years, and options to purchase 10,077 shares, of which 25% of the option shares will vest on the first anniversary of the date of grant and 6.25% of the option shares shall vest on each quarterly anniversary following the first anniversary of the date of grant.

Other Compensation Policies and Information

Recent Fiscal 2024 Compensation Decisions

As noted above, the Compensation Committee annually reassesses the company’s compensation approach to align with the continuing maturity and position of the Company. As part of the Company’s continued evolution, in January 2024, the Compensation Committee approved a change to the annual long-term incentive program for 2024 such that the annual grant of equity awards to our executive officers would be comprised of a mix of RSUs, stock options, and PSUs, with each comprising one-third of the total award mix. The Compensation Committee determined that this mix of equity compensation was the most appropriate award vehicle for fiscal year 2024 to address the continued maturity of the Company, motivate our executive officers and align executive performance with interests of shareholders. In addition, the target values of the 2024 equity awards for our executive officers were set below equivalent levels for 2023 awards. The 2024 PSUs for executive officers are set to pay out depending on the Company’s total shareholder return (TSR) performance compared to biotechnology stock index companies as follows: (i) at less than target if TSR performance is less than the 50th percentile of index peer TSR performance and (ii) at 2x of target if TSR performance is equal to or greater than the 90th percentile of index peer TSR performance. Linear interpolation will be applied to determine the payout (between the target and 2x target levels) if TSR performance is between the 50th percentile and the 90th percentile of index peer TSR performance.

Termination of the Employment of Mr. Friedman

Mr. Friedman’s departure qualified as a termination without cause under his existing employment arrangements, and entitled him to receive his annual base salary for 12 months following his departure, his target annual bonus for 2023, paid over 12 months following his departure, and continued vesting of equity awards due to his continued service as a director.

Termination of the Employment of Mr. Sukhija

Upon ceasing to serve as the Company’s Chief Commercial Officer effective September 25, 2023, Mr. Sukhija was entitled to receive separation consideration for a termination without cause consisting of: payment of his annual base salary for 12 months; his target annual bonus for 2023, paid over 12 months; acceleration of stock options to

30

COMPENSATION DISCUSSION AND ANALYSIS

purchase 28,500 shares of common stock, which would have otherwise become exercisable in the ordinary course with continued service over the next 12 months; and continuation of medical benefit coverage for 12 months following his date of separation.

Other Benefits

We maintain broad-based benefits that are provided to all employees, including health insurance, life and disability insurance, dental insurance, and a 401(k) plan with a matching company contribution. Our named executive officers participate in the benefits programs generally on the same basis as all employees, except that Dr. Taub has elected to forego group life and disability insurance and 401(k) plan participation, and Dr. Friedman had elected to forego group life and disability insurance, 401(k) plan, and health and dental insurance plan participation.

Agreements

We have entered into agreements with each of our named executive officers, which agreements provide financial protection against the potential loss of employment in designated circumstances, and which the Compensation Committee believes will allow the executives to focus attention on the best interests of the stockholders, without undue concern as to the executive’s own financial situation. None of these agreements contains a tax gross-up provision. A summary of the material terms of these agreements may be found in this proxy statement under the section entitled “Executive Officer and Director Compensation; Employment Retention, Severance and Change in Control Arrangements” and “-; Potential Qualifying Separation and Change of Control Payments.”

Clawback Policies

In November 2023, the Board of Directors adopted a compensation recovery, or “clawback,” policy for cash and equity incentive awards paid to executive officers providing for the recovery of applicable incentive-based compensation from current and former executive officers of the Company if we are required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, as required by the Dodd-Frank Act and corresponding Nasdaq listing standards.

In addition, in April 2024, the Board adopted a supplemental compensation recovery policy that provides that the Compensation Committee may, in its sole discretion, seek recovery from executive officers of annual and long-term incentive compensation (including annual cash incentive bonuses, stock options and time-based and performance-based equity awards) if the Compensation Committee determines that the executive officer knowingly, intentionally or recklessly engaged in serious misconduct that results in a material violation of the law, the Company’s Corporate Code of Conduct and Ethics (or any successor or replacement code of conduct for employees) or a significant ethics or compliance policy of the Company.

Advisory Vote on Executive Compensation

At our 2023 Annual Meeting of Stockholders, we conducted an advisory vote on executive compensation. Approximately 94% of the votes cast on this advisory vote proposal were in favor of our named executive officer compensation as disclosed in last year’s proxy statement. The Board of Directors and Compensation Committee reviews the advisory vote results in the context of our overall compensation philosophy and programs and other relevant competitive, incentive and market developments affecting executive officer compensation, in order to assess the need for changes to our executive compensation programs and policies.

Executive Compensation and Risk-Taking

We have sought to align the equity and cash components of our executive compensation program with industry peers in order to offer compensation packages that enable us to attract and retain talented executive officers. The

2024 PROXY STATEMENT	31

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee continues to evaluate the relative importance of equity and cash components of total compensation. We do not believe that our executive compensation program encourages excessive risk-taking by our executive officers. For example, long-term equity awards tied to the value of our common stock represent a significant component of an executive officer’s total direct compensation, as evidenced by the compensation breakdown contained in the Summary Compensation Table that follows. Those awards promote a long-term commonality of interest between our executive officers and our stockholders in sustaining and increasing stockholder value. Because the equity awards are typically made on an annual basis to our executive officers, vested and unvested awards that are outstanding can decrease in value or have no value in the event of stock price declines, whether due to market factors or whether our business is not managed to achieve its long-term goals. Thus, our executive compensation program is not heavily weighted toward short-term incentives, and we have taken what we believe are reasonable steps to protect against the potential of disproportionately large short-term incentives that might encourage excessive risk taking.

32

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows for the fiscal years ended December 31, 2023, 2022, and 2021, the compensation awarded to or earned by our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Bill Sibold President and Chief Executive Officer(4)	2023	275,400	520,000	31,205,000	—	268,000	—	32,268,400

Paul A. Friedman, M.D. Former Chief Executive Officer (5)	2023	498,846	—	7,999,867	—	—	1,064,573	9,563,286
	2022	658,021	—	—	4,239,900	497,464	—	5,395,385
	2021	627,650	—	—	4,267,500	423,239	—	5,318,389
Rebecca Taub, M.D. President, Research & Development and Chief Medical Officer	2023	574,108	—	5,999,900	—	354,000	—	6,928,008
	2022	535,208	—	—	3,725,055	404,618	—	4,664,881
	2021	510,500	—	—	3,755,400	344,246	—	4,610,146
Brian J. Lynch Former Senior Vice President and General Counsel	2023	501,590	—	4,500,000	—	247,000	17,994	5,266,584
	2022	467,604	—	—	3,994,400	282,807	13,338	4,758,149
	2021	445,333	—	—	2,731,200	240,610	13,338	3,430,481
Alex Howarth Former Senior Vice President and Chief Financial Officer	2023	498,829	—	4,500,000	—	246,000	17,194	5,262,023
	2022	465,625	—	—	2,725,650	281,250	10,381	3,482,906
	2021	281,250	75,000	—	6,526,500	241,200	7,854	7,131,804
Remy Sukhija Former Senior Vice President, Chief Commercial Officer (5)	2023	387,718	—	4,500,000	—	—	2,474,660	7,362,378
	2022	482,813	—	—	2,725,650	292,005	10,381	3,510,849
	2021	461,250	—	—	2,048,400	248,436	10,381	2,768,467
Carole Huntsman Chief Commercial Officer	2023	61,922	—	1,488,852	1,559,501	32,000	79	3,142,354

(1)	For 2023, amount represents the sign-on bonus paid to Mr. Sibold.

(2)

These amounts represent the aggregate grant date fair value of each RSU, PSU and option award, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification, or FASB ASC, Topic 718, Compensation—Stock Compensation. See our discussion of “Stock-Based Compensation” under Notes 2 and 8 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed on February 28, 2024 (the “Annual Report”) for a discussion of all assumptions made by us in determining the grant date fair values of our equity awards. See also our discussion of stock-based compensation under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” of the Annual Report. For 2023, the grant-date fair value of Mr. Sibold’s performance-based RSUs of $22.0 million is based on the maximum outcome of the performance conditions pursuant to FASB ASC Topic 718. The target value of such award is $9.25 million.

(3)

All Other Compensation includes life and disability insurance premiums paid, and matching contributions under our 401(k) plan for each applicable executive officer listed above, with no such individual amount exceeding $10,000 for any executive officer (except for $15,000 of 401(k) matching contributions for each of Mr. Lynch and Mr. Howarth). For Dr. Friedman, the amount also includes severance benefits consisting of $1,064 thousand of cash severance payments. For Mr. Sukhija, the amount also includes severance benefits consisting of $759 thousand of cash severance payments, $1,704 thousand attributable to acceleration of option and restricted stock awards, and $9 thousand of reimbursement of medical benefits.

(4)	Mr. Sibold was appointed President and Chief Executive Officer effective September 8, 2023.

(5)	Dr. Friedman served as Chief Executive Officer through September 8, 2023.

(6)	Mr. Sukhija separated from the Company on September 25, 2023.

2024 PROXY STATEMENT	33

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Grants of Plan-Based Awards

The following table shows information regarding grants of plan-based awards during the fiscal year end December 31, 2023 to our named executive officers.

Name and principal position	Grant date	Estimated future payouts under non- equity incentive plan awards ($)(1)			Estimated future payouts under equity incentive plan awards ($)(2)			All other stock awards: Number of shares of stock or units (#)(3)	All other stock and option awards: Number of securities underlying options (#)	Exercise or base price of stock and option awards ($/share)	Grant Date Fair Value of Stock and Option Awards(4)
		Threshold	Target	Maximum	Threshold	Target	Maximum

Bill Sibold President and Chief Executive Officer	9/11/2023	164,000	219,000	438,000	–	50,000	150,000	50,000			$31,205,000

Paul A. Friedman, M.D. Former Chief Executive Officer	1/16/2023	266,000	355,000	710,000	–	–	–	26,668			$7,999,867

Rebecca Taub, M.D. President, Research & Development and Chief Medical Officer	1/16/2023	217,000	289,000	578,000	–	–	–	20,001			$5,999,900

Brian J. Lynch Former Senior Vice President and General Counsel	1/16/2023	152,000	202,000	404,000	–	–	–	15,001			$4,500,000

Alex Howarth Former Senior Vice President and Chief Financial Officer	1/16/2023	151,000	201,000	402,000	–	–	–	15,001			$4,500,000

Remy Sukhija Former Senior Vice President, Chief Commercial Officer	1/16/2023	156,000	208,000	416,000	–	–	–	15,001			$4,500,000

Carole Huntsman Chief Commercial Officer	11/20/2023	20,000	26,000	53,000	–	–	–	7,834	10,077	$190.05	$1,591,501

(1)

The material terms of the 2023 non-equity incentive awards are described above in the Compensation Discussion and Analysis in the section entitled “Annual Cash Incentive Bonus.” The threshold value above represents performance at 75% of target without achievement of bonus points or outperformance objectives. The target value above represents performance at 100% of target without achievement of bonus points or outperformance objectives. If bonus points or outperformance objectives are earned, the threshold and target amounts could increase above target. The maximum value above represents performance at 200% of target, including maximum achievement of bonus points and outperformance objectives.

(2)

Amounts in this column represent Mr. Sibold’s sign-on PSUs, which were granted under the Company’s 2023 Inducement Plan. The PSUs vest between 0% and 300% of the target amount of units, depending on the Issuer’s achievement of significant sustained stock price appreciation hurdles over a five-year period and which may settle on the 4th, 5th and 6th anniversaries of the grant date, depending on the date of vesting and performance level achieved.

(3)

Amounts in this column represent grants of time-based RSUs. The RSUs vest as to 25% of the shares on each of the four anniversaries of the grant date, provided the recipient continues in service with the Company on each such date.

(4)	Amounts in this column represent the full grant date fair value of each RSU and PSU award, as calculated in accordance with FASB ASC, Topic 718, Compensation—Stock Compensation.

34

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Outstanding Equity Awards at Fiscal Year End

The following table shows stock options held and vesting status for each of our named executive officers as of December 31, 2023.

		Option Awards					Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Bill Sibold President and Chief Executive Officer	9/11/2023	—		—	—		50,000	(2)	11,569,000	50,000	(3)	11,569,000

Paul A. Friedman, M.D. Former Chief Executive Officer	1/16/2023	—		—	—		26,668	(2)	6,170,442	—		—
	2/22/2022	30,625	(1)	39,375	87.09	2/22/2032
	3/1/2021	34,375	(1)	15,625	117.55	3/1/2031
	3/5/2020	46,875	(1)	3,125	91.79	3/5/2030
	3/7/2019	50,000	(1)	—	127.96	3/7/2029
	3/1/2018	50,000	(1)	—	124.45	3/1/2028
	3/2/2017	49,600	(1)	—	15.80	3/2/2027
	7/22/2016	306,256	(1)	—	9.45	7/22/2026
Rebecca Taub, M.D. President, Research & Development, Chief Medical Officer	1/16/2023	—		—	—		20,001	(2)	4,627,831	—		—
	2/22/2022	26,906	(1)	34,594	87.09	2/22/2032
	3/1/2021	30,250	(1)	13,750	117.55	3/1/2031
	3/5/2020	41,250	(1)	2,750	91.79	3/5/2030
	7/10/2019	8,000	(1)	—	101.30	7/10/2029
	3/7/2019	38,000	(1)	—	127.96	3/7/2029
	3/1/2018	38,000	(1)	—	124.45	3/1/2028
	3/2/2017	37,300	(1)	—	15.80	3/2/2027
	7/22/2016	153,128	(1)	—	9.45	7/22/2026
Brian J. Lynch Senior Vice President and General Counsel	1/16/2023	—		—	—		15,001	(2)	3,470,931	—		—
	8/10/2022	13	(1)	17,187	73.75	8/10/2023
	2/22/2022	17,688	(1)	25,312	87.09	2/22/2032
	3/1/2021	22,000	(1)	10,000	117.55	3/1/2031
	8/6/2020	16,250	(1)	3,750	103.10	8/6/2030
	3/5/2020	10,000	(1)	2,000	91.79	3/5/2030
	2/19/2019	19,000	(1)	—	134.25	2/19/2029
	2/5/2019	16,000	(1)	—	114.27	2/5/2029
	1/14/2019	3,000	(1)	—	114.55	1/14/2029
	7/1/2018	5,000	(1)	—	279.69	7/1/2028
Alex Howarth Senior Vice President and Chief Financial Officer	1/16/2023	—		—	—		15,001	(2)	3,470,931	—		—
	2/22/2022	19,688	(1)	25,312	87.09	2/22/2032
	11/1/2021	2,500	(1)	2,500	81.95	11/1/2031
	5/17/2021	40,625	(1)	24,375	134.00	5/17/2031
Remy Sukhija Former Senior Vice President and Chief Commercial Officer		—		—			—		—	—		—

Carole Huntsman Chief Commercial Officer	11/20/2023	—		10,077	190.05	11/20/2033	7,834	(2)	1,812,631	—		—

2024 PROXY STATEMENT	35

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

(1)

These stock options vest as to 25% of the underlying shares on the first anniversary of the grant date and, thereafter, as to 6.25% of the underlying shares on the last day of each successive three-month period.

(2)	These RSUs vest as to 25% of the underlying shares on each of the four anniversaries of the grant date.

(3)

These PSUs vest between 0% and 300% of the target amount of units, depending on the Issuer’s achievement of significant sustained stock price appreciation hurdles over a five-year period and which may settle on the 4th, 5th and 6th anniversaries of the grant date, depending on the date of vesting and performance level achieved.

Option Exercises and Stock Vested

The following table shows the number of shares acquired upon exercise of stock options held by each of our named executive officers during the fiscal year ended December 31, 2023.

Name	Option awards number of shares acquired on exercise (#)	Option awards value realized on exercise ($) (1)

Bill Sibold President and Chief Executive Officer	—	—

Paul A. Friedman, M.D. Former Chief Executive Officer	—	—

Rebecca Taub, M.D. Chief Medical Officer and President, Research & Development	—	—

Brian J. Lynch Former Senior Vice President and General Counsel	22,800	3,767,021

Alex Howarth Former Senior Vice President and Chief Financial Officer	—	—

Remy Sukhija Former Senior Vice President and Chief Commercial Officer	79,125	8,830,563

Carole Huntsman Chief Commercial Officer	—	—

(1)

Value realized on exercise calculated based on the difference between the closing price of our common stock on the date of exercise and the option exercise price, multiplied by the number of shares exercised.

Pay Ratio

The following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees. We calculated this ratio after examining the total compensation amounts for all of our employees for the 2023 fiscal year, which included the following elements: base salary (annualized where applicable for those who commenced employment during 2023); bonus payments made in respect of the 2023 fiscal year (also annualized where applicable); the grant date value of equity awards made in 2023; 401(k) plan matching contributions and other allowances. We calculated the median total compensation of this employee population (consisting of 210 employees) and selected the median-compensated employee from within that group as our median employee. This median employee’s annual total compensation for 2023 was $479,000 calculated in the same manner as our Chief Executive Officers’ total compensation for 2023 as disclosed in the Summary Compensation Table. As we had two Chief Executive Officers serve during 2023, we have annualized Mr. Sibold’s compensation for purposes of this calculation (i.e., we have applied his full base salary of $875,000 and full cash incentive bonus award of 75% of base salary pursuant to his Letter Agreement with the Company, in addition to his sign-on bonus, sign-on equity awards and other compensation as disclosed in the Summary Compensation Table). Mr. Sibold’s total compensation for 2023 was $32,386,000 on an annualized basis. Therefore, our estimate of the ratio of Chief Executive Officer pay to median employee pay is 68:1. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the ratio reported above should not be used as a direct basis for comparison between companies.

36

PAY VERSUS PERFORMANCE

The following table sets forth information concerning the compensation paid to our CEO and to our other NEOs compared to company performance for the years ended December 31, 2023, 2022 and 2021.
The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and its executives’ pay. For a discussion of how the Company views its executive compensation structure, including alignment with Company performance, see the Compensation Discussion and Analysis (beginning on p. 20). The use of the term “compensation actually paid” (or “CAP”) is required by the SEC’s rules. CAP has been prepared in accordance with Item 402(v) of Regulation
S-K
under the Exchange Act and does not reflect value actually realized by the executive in the periods below.

Year	Summary Compensation Table Total Pay for CEO (1)(2)	Summary Compensation Table Total Pay for CEO (1)(2)	CAP to CEO (3)	CAP to CEO (3)	Average Summary Compensation Table Total Pay for Other NEOs (1)(2)	Average CAP to Other NEOs (3)	Value of Initial Fixed $100 Investment Based on:		GAAP Net Income (Loss) (5)
	Bill Sibold	Paul A. Friedman, M.D.	Bill Sibold	Paul A. Friedman, M.D.			Company TSR (4)	Peer Group TSR (4)
2023	$32,268,400	$9,563,286	$24,201,400	$(29,110,282)	$5,112,315	$(13,360,998)	$208	$92	$(373,630)
2022	—	5,395,385	—	38,419,031	4,104,196	29,641,482	261	89	(295,250)
2021	—	5,318,389	—	1,210,321	4,329,137	1,288,115	76	99	(241,846)

(1)
Bill Sibold was appointed CEO effective September 8, 2023; Paul A. Friedman served as CEO through September 8, 2023. For 2022 and 2021, the CEO was Dr. Friedman. For 2023, the other NEOs were Rebecca Taub, M.D., Brian Lynch, Alex Howarth, Carole Huntsman and Remy Sukhija. For 2022, the other NEOs were Rebecca Taub, M.D., Brian Lynch, Remy Sukhija, and Alex Howarth. For 2021, the other NEOs were Rebecca Taub, M.D., Brian Lynch, Remy Sukhija, Alex Howarth, and Marc Schneebaum.

(2)
The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) on p. 33. See the footnotes to the SCT for further detail regarding the amounts in this column.

(3)
CAP is defined by the SEC and is computed in accordance with SEC rules by subtracting the amounts in the “Stock Awards” (as applicable) and “Option Awards” column of the SCT for each year from the “Total” column of the SCT and then: (i) adding the fair value as of the end of the reported year of all awards granted during the reporting year that are outstanding and unvested as of the end of the reporting year; (ii) adding the amount equal to the change as of the end of the reporting year (from the end of the prior year) in fair value (whether positive or negative) of any awards granted in any prior year that are outstanding and unvested as of the end of the reporting year; (iii) adding, for awards that are granted and vest in the reporting year, the fair value as of the vesting date; (iv) adding the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the reporting year; and (v) subtracting, for any awards granted in any prior year that are forfeited during the reporting year, the amount equal to the fair value at the end of the prior year. Valuation assumptions used to calculate fair values did not materially differ from those used to calculate fair values at the time of grant as reflected in the SCT. The following tables reflect the adjustments made to SCT total compensation to compute CAP for our CEO and average CAP for our other NEOs.

(4)
Reflects the cumulative TSR of the Company and the Nasdaq Biotechnology Index for the year ended December 31, 2021, the two-years
ended December 31, 2022 and the three years ended December 31, 2023, assuming a $100 investment at the closing price on December 31, 2020 and the reinvestment of all dividends.

(5)	Amounts in thousands.
CEO (Sibold)

	SCT Total Comp	Minus SCT Equity Awards	Plus Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year	Plus Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards	Plus Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year	Equals CAP
2023	$32,268,400	$(31,205,000)	$23,138,000	$0	$0	$24,201,400

2024 PROXY STATEMENT	37

PAY VERSUS PERFORMANCE

CEO (Friedman)

	SCT Total Comp	Minus SCT Equity Awards	Plus Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year	Plus Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards	Plus Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year	Equals CAP
2023	$9,563,286	$(7,999,867)	$6,170,442	$(33,422,324)	$(3,421,819)	$(29,110,282)
2022	5,395,385	(4,239,900)	18,078,963	9,291,946	9,892,637	38,419,031
2021	5,318,389	(4,267,500)	2,696,917	(1,228,699)	(1,308,786)	1,210,321
Other
NEOs (Average)

	SCT Total Comp	Minus SCT Equity Awards	Plus Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year	Plus Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards	Plus Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year	Equals CAP
2023	$5,112,315	$(4,516,084)	$3,442,625	$(14,181,342)	$(3,218,512)	$(13,360,998)
2022	4,104,196	(3,292,689)	14,322,661	8,017,461	6,489,853	29,641,482
2021	4,329,137	(3,558,540)	1,814,098	(646,123)	(650,457)	1,288,115

38

PAY VERSUS PERFORMANCE

Relationship of SEC CAP to Performance
The following graphs illustrate the relationship during 2021-2023 of the CAP to our CEO(s) and the average CAP to our other NEOs (each as set forth in the table above), to (i) our cumulative TSR and the cumulative TSR of the Nasdaq Biotechnology Index (“NBI”), and (ii) our net loss calculated under GAAP (in each case as set forth in the table above). The following graph also visually describes the relationship between CAP to our CEO(s) and the average CAP to our non-CEO
NEOs, to net
income
(loss). Madrigal does not consider net income (loss) as a relevant measure for determining our executive compensation given the pre-revenue
lifecycle stage of our company.

2024 PROXY STATEMENT	39

PAY VERSUS PERFORMANCE

Tabular List of Financial Performance Measures
Given the
pre-revenue
life-cycle stage of Madrigal in the years presented, financial measures did not feature meaningfully in our incentive plan design, which instead focuses on clinical, research and development, commercial development, business, finance and investor relations objectives, as described in the CD&A. For the fiscal year ending December 31, 2023, there were no financial performance measures used to link CAP paid to our NEOs to company performance and therefore, no company-selected measure is reported.

40

EMPLOYMENT RETENTION, SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

Bill Sibold

On September 7, 2023, the Company entered into an agreement (the “Sibold Letter Agreement”), with Mr. Sibold, for the positions of President and Chief Executive Officer of the Company. Under the terms of the Sibold Letter Agreement, Mr. Sibold is entitled to an annual base salary of $875,000 (subject to adjustment by the Compensation Committee) and an annual target bonus of 75% of his base salary (subject to adjustment by the Compensation Committee). In addition, Mr. Sibold received in connection with the Sibold Letter Agreement (1) a one-time sign-on cash bonus of $520,000, (2) a one-time sign-on equity award of 50,000 time-based RSUs and (3) a one-time sign-on award of PSUs with a target award of 50,000 PSUs. Mr. Sibold is entitled to dividend equivalent rights on the RSUs and PSUs until the awards are settled, payable as additional RSUs and PSUs.

The foregoing RSUs vest ratably on the first four anniversaries of September 8, 2023. The foregoing PSUs can be earned at 0-300% of target based on achievement of significant sustained stock price appreciation hurdles over a five-year performance period. Upon achievement of the hurdles, the PSUs will time-vest subject to Mr. Sibold’s continued employment with the Company through the date of such achievement. The PSUs settle on an extended basis via the issuance of common stock after the vesting of PSUs and following the 4th to 6th anniversaries of the hiring date. There is no guaranteed level of performance; if the performance goals are not achieved, the PSUs will not vest, except in specified circumstances involving a change of control. If the performance vesting condition is not met with respect to any portion of the PSUs within the five-year performance period, such portion of the PSUs will be forfeited. Unvested PSUs will be forfeited upon the termination of Mr. Sibold’s employment for any reason except as provided in the Sibold Severance Agreement (as defined below).

Pursuant to the terms of a severance and change of control agreement entered into with Mr. Sibold (the “Sibold Severance Agreement”), Mr. Sibold is also entitled to severance benefits if we terminate his employment other than for “Cause” (as defined) or if Mr. Sibold voluntarily resigns for “Good Reason” (as defined), which we refer to herein collectively as a “Qualifying Separation,” consisting of:

•

severance payments in the form of (i) a lump sum equal to 18 months of Mr. Sibold’s then-current base salary if the Qualifying Separation occurs following a change of control of the Company or (ii) continuation of payments in an amount equal to Mr. Sibold’s then-current base salary for an 18-month period if the Qualifying Separation does not occur following a change of control of the Company;

•

payment in lump sums of (i) any earned but unpaid bonus for the year prior to the Qualifying Separation, based on actual Company performance, and (ii) an amount equal to the bonus to which Mr. Sibold would or may have been entitled based on actual Company performance for the year in which the Qualifying Separation occurs, prorated based on the number of days of the calendar year that Mr. Sibold was employed by the Company;

•

a separation bonus in an amount equal to 150% or, if the Qualifying Separation occurs following a change of control of the Company, 200% of the target annual bonus to which Mr. Sibold would have been entitled in the year in which the Qualifying Separation occurs, paid over 18 months in accordance with the Company’s normal payroll practices or, if the Qualifying Separation occurs following a change of control of the Company, in a lump sum;

•

full vesting of any and all unvested time-based equity awards (including the RSUs) if the Qualifying Separation occurs follow a change of control of the Company, and, if the Qualifying Separation does not occur follow a change of control, (i) vesting of 50% of the RSUs on the date of a Qualifying Separation that occurs in the first 12 months of employment and 12 months’ vesting of the RSUs and any and all other outstanding time-based equity awards and (ii) continuation of any unvested PSUs in accordance with the terms of the award agreement (but without regard for Executive’s termination of employment) for 120 days following the date of the Qualifying Separation; and

2024 PROXY STATEMENT	41

EMPLOYMENT RETENTION, SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

•	continuation of medical benefits for 18 months following the Qualifying Separation.

Mr. Sibold has also entered into a customary indemnification agreement with us with respect to his service as an officer and director of the Company.

Rebecca Taub, M.D.

On April 13, 2016, Private Madrigal entered into an agreement, (the “Taub Letter Agreement”), with Rebecca Taub, M.D. for the position of Chief Medical Officer and Executive Vice President, Research & Development, of the Company following the completion of the Merger. We assumed the Taub Letter Agreement upon completion of the Merger. Under the terms of the Taub Letter Agreement, Dr. Taub is entitled to an annual base salary of $370,000 (subject to adjustment by the Compensation Committee) and an annual target bonus of 40% of her base salary (subject to adjustment by the Compensation Committee, which has since been adjusted to 50%).

Dr. Taub is also entitled to severance benefits upon a Qualifying Separation consisting of:

•

a severance payment equal to 12 months of Dr. Taub’s then-current base salary and target bonus, payable (i) in a lump sum if the Qualifying Separation occurs following a change of control of the Company, or (ii) in 12 equal monthly payments if the Qualifying Separation does not occur following a change of control of the Company;

•

full vesting of restricted stock and stock options held by Dr. Taub, in particular if a Qualifying Separation occurs following a change of control of the Company; and 12-months’ vesting of restricted stock and stock options held by Dr. Taub upon a Qualifying Separation, if such Qualifying Separation does not occur following a change of control of the Company; and

•	reimbursement of and continuation of medical benefits for 12 months following a Qualifying Separation.

Dr. Taub has also entered into a customary indemnification agreement with us with respect to her service as an officer and director of the Company.

Carole Huntsman

On November 6, 2023, the Company entered into an agreement, (the “Huntsman Letter Agreement”) with Carole Huntsman for the position of Chief Commercial Officer. Under the terms of the Huntsman Letter Agreement, Ms. Huntsman is entitled to an annual base salary of $525,000 (subject to adjustment by the Compensation Committee) and an annual target bonus of 40% of her base salary (subject to adjustment by the Compensation Committee). In addition, Ms. Huntsman received in connection with the Huntsman Letter Agreement a sign-on equity award of 7,834 time-based RSUs, which will vest ratably over four years and options to purchase 10,077 shares, of which 25% of the option shares will vest on the first anniversary of the date of grant and 6.25% of the option shares shall vest on each quarterly anniversary following the first anniversary of the date of grant.

Pursuant to the terms of a severance and change of control agreement entered into with Ms. Huntsman, she is also entitled to severance benefits upon a Qualifying Separation consisting of:

•

a severance payment equal to 12 months of Ms. Huntsman’s then-current base salary and target bonus, payable (i) in a lump sum if such Qualifying Separation occurs following a change of control of the Company, or (ii) in 12 equal monthly payments if such Qualifying Separation does not occur following a change of control of the Company;

•

full vesting of restricted stock, if any, and stock options held by Ms. Huntsman upon a Qualifying Separation, if such Qualifying Separation occurs following a change in control of the Company, or (ii) 12-months’ vesting of restricted stock and stock options held by Ms. Huntsman upon a Qualifying Separation, if such Qualifying Separation does not occur following a change of control of the Company; and

•	reimbursement of and continuation of medical benefits for 12 months following a Qualifying Separation.

42

EMPLOYMENT RETENTION, SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

Ms. Huntsman has also entered into a customary indemnification agreement with us with respect to her service as an officer of the Company.

Paul A. Friedman, M.D.

On April 13, 2016, Private Madrigal entered into an agreement, or the Friedman Letter Agreement, with Dr. Friedman, for the position of Chairman and Chief Executive Officer of the Company following the completion of the Merger. We assumed the Friedman Letter Agreement upon completion of the Merger. Under the terms of the Friedman Letter Agreement, Dr. Friedman was entitled to an annual base salary of $400,000 (subject to adjustment by the Compensation Committee) and an annual target bonus of 50% of his base salary (subject to adjustment by the Compensation Committee).

On September 8, 2023, Dr. Friedman was replaced as Chief Executive Officer (although he continues to serve as a director of the Company). In accordance with the terms of the Friedman Letter Agreement, Dr. Friedman’s separation qualified as a termination of employment without cause, which is a “Qualifying Separation” under the agreement. Consistent with a Qualifying Separation, Dr. Friedman received the following severance benefits:

•	a severance payment in the amount of $1,065,000, payable in 12 equal monthly payments; and

•	continued vesting of restricted stock and stock options held by Dr. Friedman for so long as he serves as a director on the Board.

Brian J. Lynch

On February 28, 2024 the Company announced that Mr. Lynch will be departing the Company after a transitional period. Pursuant to Mr. Lynch’s employment and separation arrangements with the Company (including certain Board-approved changes to align such separation arrangements with those of other executive officers), he will be entitled to receive with respect to the termination of his employment without cause: (i) payment of his base salary for twelve months and the target bonus to which he would have been entitled for the current year, payable in twelve monthly installments; (ii) accelerated vesting of stock options to purchase shares of common stock and time-based restricted stock units with respect to shares of common stock, which, in each case, would have otherwise vested with continued service over the twelve months following the date of termination of his employment; and (iii) continuation of health benefits for twelve months. Receipt of such payments and benefits are subject to the reaffirmation by Mr. Lynch of his confidentiality obligations to the Company and other restrictive covenants, as well as execution of a general release of claims by Mr. Lynch.

Mr. Lynch has also entered into a customary indemnification agreement with us with respect to his service as an officer of the Company.

Alex Howarth

Pursuant to a letter agreement dated April 18, 2021, with Mr. Howarth, during his employment Mr. Howarth was entitled to receive an annual base salary of $450,000 (subject to adjustment by the Compensation Committee). Under our bonus policy, Mr. Howarth was eligible to receive an annual performance-based bonus with a target at 40% of his base salary (subject to adjustment by the Compensation Committee).

Mr. Howarth was replaced by Ms. Dier as Chief Financial Officer effective March 11, 2024. Mr. Howarth’s separation qualified as a termination without cause under the terms of a severance and change of control agreement previously entered into with Mr. Howarth. Pursuant to this agreement, subject to the reaffirmation by Mr. Howarth of his confidentiality obligations to the Company and other restrictive covenants, as well as execution of a general release of claims by Mr. Howarth, Mr. Howarth received the following severance benefits:

•	a severance payment in the amount of $761 thousand equal to 12 months of Mr. Howarth’s then-current base salary and target bonus, payable in 12 equal monthly payments;

2024 PROXY STATEMENT	43

EMPLOYMENT RETENTION, SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

•	12-months’ vesting of restricted stock and stock options held by Mr. Howarth (which resulted in an incremental fair value to Mr. Howarth equivalent to $4,056 thousand); and

•	reimbursement of and continuation of medical benefits for 12 months following his separation (equivalent to $31 thousand in value).

Remy Sukhija

On September 20, 2023, Remy Sukhija separated from his position as Chief Commercial Officer of the Company. Pursuant to Mr. Sukhija’s employment and separation arrangements with the Company, and subject to the reaffirmation by Mr. Sukhija of his confidentiality obligations to the Company and other restrictive covenants, as well as execution of a general release of claims by Mr. Sukhija, Mr. Sukhija received severance consistent with a termination without cause consisting of:

•	a severance payment in the amount of $729 thousand equal to 12 months of Mr. Sukhija’s then-current base salary and 40% of his target bonus, payable in 12 equal monthly payments;

•

acceleration of stock options to purchase 28,500 shares of common stock, which would have otherwise become exercisable in the ordinary course with continued service over the 12 months from his separation (which resulted in an incremental fair value to Mr. Sukhija equivalent to $1,704 thousand); and

•	reimbursement of and continuation of medical benefits for 12 months following his separation (equivalent to $30 thousand in value).

44

EMPLOYMENT RETENTION, SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

Potential Qualifying Separation and Change of Control Payments

Potential Qualifying Separation without change of control payments and Qualifying Separation with change of control payments pursuant to existing agreements, assuming the termination event occurred on December 31, 2023, are set forth in the table below using our common stock price of $231.38, the closing price of our common stock on the Nasdaq Stock Market on December 29, 2023. This presentation is required by SEC disclosure rules. In addition to the amounts shown in the table below, each executive would receive payments for base salary and vacation time accrued through the date of termination and payment for any reimbursable business expenses incurred. For the severance amounts paid to Dr. Friedman and Mr. Sukhija upon their terminations from the Company in 2023, and to Mr. Howarth upon his termination from the Company in 2024, please refer to “Employment Retention, Severance and Change in Control Arrangements,” above.

		Triggering event
Name	Benefit	Qualifying Separation Only		Qualifying Separation within 12 months after a Change of Control
Bill Sibold President and Chief Executive Officer	Salary-based Severance	$1,312,500	(1)	$1,312,500	(2)
	Bonus-based Severance	984,375	(1)	1,312,500	(2)
	Continuation of Benefits	31,300	(3)	31,300	(3)
	Market Value of Vesting	2,892,250	(4)	46,276,000	(4)
Rebecca Taub, M.D. Chief Medical Officer, President, R & D	Salary-based Severance	$577,255	(1)	$577,255	(2)
	Bonus-based Severance	288,628	(1)	288,628	(2)
	Continuation of Benefits	10,700	(3)	10,700	(3)
	Market Value of Vesting	7,895,901	(4)	16,449,961	(4)
Brian J. Lynch Former Senior Vice President and General Counsel	Salary-based Severance	$530,000	(1)	$530,000	(2)
	Bonus-based Severance	238,500	(1)	238,500	(2)
	Continuation of Benefits	31,300	(3)	31,300	(3)
	Market Value of Vesting	8,098,358	(4)	16,948,585	(4)
Carole Huntsman Chief Commercial Officer	Salary-based Severance	$525,000	(1)	$525,000	(2)
	Bonus-based Severance	236,250	(1)	236,250	(2)
	Continuation of Benefits	31,300	(3)	31,300	(3)
	Market Value of Vesting	557,279	(4)	4,144,247	(4)

(1)

Upon such Qualifying Separation, each named executive officer is entitled to severance paid over time as described in “Employment Retention, Severance and Change in Control Arrangements” outside a change of control.

(2)

Upon such Qualifying Separation, each named executive officer is entitled to severance paid in a lump sum as described in “Employment Retention, Severance and Change in Control Arrangements” in connection with a change of control.

(3)

Upon Qualifying Separation, such named executive officer is eligible for the Company to continue to pay the employer-paid portion of health benefits as described in “Employment Retention, Severance and Change in Control Arrangement.”

(4)

Represents value associated with certain acceleration and cancellation of unvested stock option awards, as described in “Employment Retention, Severance and Change in Control Arrangements,” assuming cancellation occurred at December 31, 2023 and involved a payment equal to the difference between the closing price on December 29, 2023 ($231.38) and the exercise price of such unvested in-the-money stock options.

2024 PROXY STATEMENT	45

DIRECTOR COMPENSATION

Non-Employee Director Compensation Program

A non-employee director is a director who is not employed by us and who does not receive compensation from us through any business relationship with us that is inconsistent with applicable Nasdaq or SEC independence rules. Our Board of Directors approves the form and amount of non-employee director compensation. Our Compensation Committee makes recommendations on the form and amount of non-employee director compensation. In July 2016, we adopted a non-employee director compensation program that became effective upon its adoption, and which has been amended from time to time, as described below.

Policy for Non-Employee Director Equity Awards. Under our policy for equity grants to our non-employee directors included in the Amended 2015 Stock Plan, as of, or as soon as practicable following, the regularly scheduled annual equity award grant date for the Company’s executive officers, an annual equity grant is made to each non-employee director serving on the Board of Directors with a grant-date fair value equal to the 50th percentile value of the director annual equity awards for the Company’s peer group, as benchmarked with the advice of the Company’s compensation consultant in the ordinary course. In 2023, the Compensation Committee approved annual awards to the Company’s non-employee directors under the policy consisting of time-based RSUs that vest on the anniversary of grant, provided continuing service as of such date. In accordance with this policy, in June of 2023, our non-employee directors received an annual grant of 1,198 RSUs with a fair-market value of $306,125.

In addition, pursuant to the Amended 2015 Stock Plan, one-time equity grants will be made to each new non-employee director upon his/her first election to the Board of Directors, with a value equivalent to two times (2x) the 50th percentile value of the Company’s peer group director annual equity awards as benchmarked with the advice of the Company’s compensation consultant. Such initial grant would vest as to 50% of the underlying shares on the first anniversary of the grant date and as to an additional 12.5% of the underlying shares on the last day of each successive quarterly period thereafter for four successive quarterly periods, subject to the non-employee director’s continued service on such dates. Pursuant to this policy, new directors Julian Baker and Dr. Raymond Cheong were each granted 2,396 time-based RSUs with fair market values of $612,250 in connection with their appointment to the Board in June 2023.

Annual Cash Compensation

In addition to stock options, each non-employee director was eligible during 2023 to receive for his or her service on our Board of Directors or committees thereof annual cash retainers (payable quarterly, in arrears), as follows:

Position	Retainer ($)
Board Member	42,500
Lead Independent Director	25,000
Audit Committee Chair	20,000
Compensation Committee Chair	15,000
Nominating and Governance Committee Chair	10,000
Audit Committee Member	10,000
Compensation Committee Member	7,500
Nominating and Governance Committee Member	5,000

46

DIRECTOR COMPENSATION

Expenses

Finally, we reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors and committee meetings.

Director Compensation Tables

The following tables set forth information about the compensation paid to the non-employee members of our Board of Directors who served as a director during the year ended December 31, 2023. Other than as set forth in the tables and described more fully below, during the year ended December 31, 2023, we did not pay any fees to, make any equity awards to or pay any other compensation to the non-employee members of our Board of Directors. The stock options granted in 2023 and disclosed in the table below were granted under our Amended 2015 Stock Plan. Neither Mr. Sibold, our Chief Executive Officer and a director, nor Dr. Taub, our President, Research & Development, and Chief Medical Officer, and a director, received any compensation from us in 2023 for service as a director and, therefore, they are not included in the table below. Dr. Friedman began to receive director compensation following the conclusion of his service as our Chief Executive Officer effective September 8, 2023.

Name	Fees Earned or Paid in Cash ($) (1)	Share Awards ($) (2)(3)	All Other Compensation ($)	Total ($)
Julian Baker	33,750	612,250	—	646,000
Kenneth M. Bate	77,500	306,125	—	383,625
Raymond Cheong, Ph.D./M.D.	27,500	612,250	—	639,750
Fred B. Craves, Ph.D.	65,000	306,125	—	371,125
James M. Daly	57,500	306,125	—	363,625
Keith R. Gollust(4)	31,250	—	—	31,250
Richard S. Levy, M.D.	62,500	306,125	—	368,625
David Milligan, Ph.D.(4)	30,000	—	—	30,000
Paul A. Friedman, M.D.	10,625	—	—	10,625

(1)

Consists of the annual retainer fee for service as a member of the Board of Directors or any Board committee. For further information concerning such fees, see the section above entitled “—Annual Cash Compensation.” The amount under “All Other Compensation” reflects fees for consultations concerning drug development and regulatory matters.

(2)

At our 2023 Annual Meeting of Stockholders, Mr. Bate, Dr. Craves, Mr. Daly, and Dr. Levy each received an award of 1,198 RSUs, and Mr. Baker and Dr. Cheong each received an award of 2,398 RSUs. The amounts in this column represent the grant date fair value of the RSUs granted to applicable director in our fiscal year 2023 computed in accordance with FASB ASC Topic 718. See our discussion of “Stock-Based Compensation” under Notes 2 and 8 to our audited consolidated financial statements included in the Annual Report for a discussion of all assumptions made by us in determining the grant date fair values of our equity awards. See also our discussion of stock-based compensation under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” of the Annual Report.

(3)

The following table shows the total number of outstanding and vested stock options and RSUs as of December 31, 2023, the last day of our fiscal year, that have been issued as director compensation to our current non-employee directors.

Name	# of Stock Options Outstanding	# of Stock Options Vested	# of RSUs Outstanding
Julian Baker	—	—	2,396
Kenneth M. Bate	77,959	77,959	1,198
Raymond Cheong, Ph.D./M.D.	—	—	2,396
Fred B. Craves, Ph.D.	77,959	77,959	1,198
James M. Daly	47,959	47,959	1,198
Richard S. Levy, M.D.	55,470	55,470	1,198

(4)	Resigned from the Board on June 15, 2023.

2024 PROXY STATEMENT	47

DIRECTOR COMPENSATION

Report of the Compensation Committee of the Board of Directors

The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

MEMBERS OF THE COMPENSATION COMMITTEE:

Richard S. Levy, M.D. (Chairman)

Kenneth M. Bate

Fred B. Craves, Ph.D.

Raymond Cheong, Ph.D./M.D.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2023:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Security Holders (1)	2,329,873	$78.91	711,054
Equity Compensation Plans Not Approved by Security Holders (2)	25,906	$172.39	193,392
Total	2,355,779	$79.94	904,446

(1)	These shares relate to those authorized under our Amended 2015 Stock Plan, as amended at the 2021 Annual Meeting of Stockholders.

(2)

These shares relate to those authorized under our 2023 Inducement Plan, which was adopted by the Board of Directors on September 8th, 2023 without shareholder approval in connection with Nasdaq Listing Rule 5635(c)(4).

DELINQUENT SECTION 16(a) REPORTS

The members of our Board of Directors, our executive officers, and persons who beneficially own more than ten percent of our outstanding common stock are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which require them to file reports with respect to their beneficial ownership of our common stock and their transactions in our common stock. Based upon (i) the copies of Section 16 reports which we received from such persons for their 2023 year transactions in our common stock and their common stock holdings, and (ii) written representation that no other reports were required, we believe that all reporting requirements under Section 16 for such year were met in a timely manner by our directors, executive officers and greater than ten percent beneficial owners.

48

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements for our named executive officers and directors, and except as disclosed below, there have been no transaction or series of similar transactions, since January 1, 2023, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Waiver Under 2017 Securities Purchase Agreement

Julian Baker and Raymond Cheong, Ph.D./M.D., who are members of the Board of Directors, are affiliated with Baker Bros. Advisors LP and its related funds (collectively, “Baker Bros.”). Mr. Baker is a managing member of the general partner of Baker Bros. Advisors LP and Dr. Cheong is a Managing Director at Baker Brothers Investments. Baker Bros. is a beneficial owner of more than 5% of our capital stock. In connection with the appointment of Mr. Baker and Dr. Cheong to the Board, Baker Bros. waived rights under that certain Securities Purchase Agreement, dated June 20, 2017, by and among certain funds affiliated with Baker Bros. Advisors LP (the “Baker Bros. Funds” or “BBA Investors”) and the other investors party thereto (the “2017 SPA”), as amended by Amendments No. 1 and 2 (collectively, the “SPA”), to designate a director to the Board while Mr. Baker or Dr. Cheong are on the Board or to appoint a Board observer subject the SPA, while Mr. Baker or Dr. Cheong are on the Board or serving as a Board observer.

August 7, 2023 Registration Rights Agreement

On August 7, 2023, pursuant to the terms of the SPA, the Company entered into a registration rights agreement with the BBA Investors in the form attached to the 2017 SPA (the “Registration Rights Agreement”), which provides for certain resale registration rights with respect to shares of the Company’s common stock (including shares of common stock issuable upon the conversion of any securities of the Company) that are now held or are hereafter acquired by the BBA Investors (the “Registrable Securities”).

In satisfaction of the Company’s obligations under the Registration Rights Agreement, and following request by the BBA Investors, the Company filed a resale prospectus supplement, dated August 8, 2023, to the prospectus that forms a part of the Company’s effective Registration Statement on Form S-3ASR (the “Resale Prospectus”) registering for resale up to 3,914,910 shares of our common stock currently owned or that may be acquired upon the conversion of securities beneficially owned by the BBA Investors. The Company is obligated under the Registration Rights Agreement to register additional Registrable Securities acquired by the BBA Investors, so the Company may be required to file additional supplements to the Resale Prospectus in the future to increase the number of shares that are covered thereby. The Company is obligated to use its reasonable best efforts to maintain the effectiveness of the Resale Prospectus (or any other appropriate subsequent form registering the Registrable Securities) until the earlier of such time that (i) all Registrable Securities covered by the Resale Prospectus have been sold or may be sold freely without limitations or restrictions as to volume or manner of sale pursuant to Rule 144 of the Securities Act, or (ii) all Registrable Securities covered by the Resale Prospectus otherwise cease to be considered Registrable Securities pursuant to the terms of the Registration Rights Agreement. Under the Registration Rights Agreement, the BBA Investors have the right to one underwritten public offering per calendar year, but no more than three underwritten public offerings in total, to effect the sale or distribution of their Registrable Securities, subject to specified exceptions, conditions and limitations. The rights of the BBA Investors concerning Registrable Securities under the Registration Rights Agreement will continue in effect for up to ten years following the date of the Registration Rights Agreement.

2024 PROXY STATEMENT	49

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is incorporated by reference as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2023.

September 2023 Public Offering

On September 28, 2023, the Company entered into an underwriting agreement related to the public offering (the “Offering”) of 1,248,098 shares of common stock at a price to the public of $151.69 per share and prefunded warrants to purchase 2,048,098 shares of common stock (the “Prefunded Warrants”) at a price to the public of $151.6899 per warrant. The Prefunded Warrants are exercisable at any time on a 1-for-1 basis at an exercise price of $0.0001 per share into common stock, subject to certain limitations and have no expiration date. The Offering closed on October 3, 2023.

Pursuant to the Offering, the BBA Investors purchased 1,648,098 Prefunded Warrants in the aggregate at the offering price of $151.6899 per warrant, for aggregate consideration of approximately $250.0 million. In addition, funds related to Avoro Life Sciences Fund LLC (“Avoro”), an owner in excess of 5% of our capital stock, purchased 400,000 Prefunded Warrants from the underwriters at the public offering price for aggregate consideration of approximately $60.7 million.

March 2024 Public Offering

On March 18, 2024, the Company entered into an underwriting agreement related to the public offering (the “2024 Offering”) of 1,096,153 shares of common stock at a price to the public of $260.00 per share and Pre-Funded Warrants to purchase 1,557,692 shares of common stock at a price to the public of $259.9999 per warrant. The Offering closed on March 21, 2024, and the underwriters’ option to purchase additional shares closed on April 2, 2024.

Pursuant to the 2024 Offering, the BBA Investors purchased 1,057,692 Prefunded Warrants in the aggregate at the offering price of $259.9999 per warrant, for aggregate consideration of approximately $275.0 million. In addition, funds related to Avoro purchased 500,000 Prefunded Warrants from the underwriters at the public offering price for aggregate consideration of approximately $130.0 million.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers and certain other key employees. The indemnification agreements provide that we will indemnify each of our directors, executive officers and such other key employees against any and all expenses incurred by that director, executive officer, or other key employee because of his or her status as one of our directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law, our restated certificate of incorporation and our amended and restated bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by our directors, executive officers and other key employees in connection with a legal proceeding.

Policy for Approval of Related Person Transactions

Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any of the following persons has or will have a direct or indirect material interest:

•	our executive officers;

•	our directors;

•	the beneficial owners of more than 5% of our securities;

50

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

•	the immediate family members of any of the foregoing persons; and

•	any other persons whom the Board of Directors determines may be considered related persons.

For purposes of these procedures, “immediate family members” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household with the executive officer, director or 5% beneficial owner.

In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the chairman of the Audit Committee in some circumstances. No related person transaction shall be entered into prior to the completion of these procedures.

The Audit Committee or its chairman, as the case may be, shall approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of the Company and our stockholders, taking into account all available facts and circumstances as the committee or the chairman determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to our company; the impact on a director’s independence in the event that the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the Audit Committee shall participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

2024 PROXY STATEMENT	51

PROPOSAL 1: ELECTION OF DIRECTORS

Summary

Our Board of Directors currently consists of nine members, classified into three classes as follows: Paul A. Friedman, M.D., Kenneth M. Bate and James M. Daly are the Class I directors with a term ending at the 2026 Annual Meeting of Stockholders; Bill Sibold, Rebecca Taub, M.D. and Fred B. Craves, Ph.D. are the Class II directors with a term ending at this year’s Annual Meeting; and Richard S. Levy, M.D., Julian Baker and Raymond Cheong, Ph.D./M.D. are the Class III directors with a term ending at the 2025 Annual Meeting of Stockholders. At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

On April 23, 2024, our Nominating and Governance Committee nominated, and our Board thereafter approved Bill Sibold, Rebecca Taub, M.D. and Fred B. Craves, Ph.D. as Class II director nominees for election at the Annual Meeting for a term of three years to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified, or until their earlier death, resignation, retirement or removal. Unless authority to vote for any of these nominees is withheld, the shares represented by a validly executed proxy will be voted FOR the election of Bill Sibold, Rebecca Taub, M.D. and Fred B. Craves, Ph.D. as directors. In the event that either nominee should become unable or unwilling to serve, the shares represented by a validly executed proxy will be voted for the election of such other person as the Board of Directors may recommend in his or her place, as the case may be, unless the Board of Directors chooses to reduce the number of directors serving on the Board of Directors. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Vote Required

Directors are elected by a plurality of the affirmative votes cast by those shares deemed present in person or represented by proxy and entitled to vote at the Annual Meeting. The three nominees for director receiving the highest number of affirmative votes will be elected.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF BILL SIBOLD, REBECCA TAUB, M.D. and FRED B. CRAVES, Ph.D. AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

52

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Summary

The Audit Committee has appointed PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2024. PricewaterhouseCoopers LLP audited our financial statements for the fiscal year ended December 31, 2023. The Board of Directors proposes that our stockholders ratify this appointment. In the event our stockholders do not ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment. We do not expect a representative of PricewaterhouseCoopers LLP to be present at the Annual Meeting or to otherwise be available to make a statement or respond to questions.

Accounting Fees and Services

The following table summarizes the aggregate fees for professional services rendered to us by PricewaterhouseCoopers LLP for the years ended December 31, 2023 and December 31, 2022. The Audit Committee pre-approved all services fees described below.

	2023 ($)	2022 ($)

Audit fees	766,000	726,500

Audit-related fees		—

Tax fees	233,000	45,000

All other fees	3,000	3,000

Total	1,002,000	774,500

Audit Fees

Audit services consist of fees and expenses for the audit of our annual financial statements included in our Forms 10-K, and the related audit of internal control over financial reporting included in our Annual Report on Form 10-K, review of interim financial statements included in our Forms 10-Q, consultations regarding accounting and auditing matters, and fees in connection with our underwritten public offering of shares of common stock.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax planning, and tax advice.

All Other Fees

All other fees primarily relate to subscriptions to accounting resources.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors.

Consistent with policies of the SEC regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

2024 PROXY STATEMENT	53

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

1.   Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.   Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence services, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.   Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.   Other Fees are those associated with services not captured in the other categories.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Report of the Audit Committee of the Board of Directors

The information contained in this “Report of the Audit Committee of the Board of Directors” shall not be: deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any of our filings with the SEC, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing; or subject to the liabilities of Section 18 of the Exchange Act.

The Audit Committee, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee’s role and responsibilities are set forth in a charter adopted by the Board of Directors, which is publicly available through the “Investors & Media—Corporate Governance” section of our website at www.madrigalpharma.com. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2023, the Audit Committee took the following actions:

•

Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management and PricewaterhouseCoopers LLP, the independent registered public accounting firm that audited our financial statements for the fiscal year ended December 31, 2023, and the critical audit matter addressed during the audit;

•	Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB; and

54

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

•

Received written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by the applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee and the Audit Committee further discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee also considered the status of taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended, in our filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE:

Kenneth M. Bate (Chairman) James M. Daly Fred B. Craves, Ph.D.

Vote Required

The majority of the shares of our common stock cast affirmatively at the Annual Meeting on this proposal is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

If our stockholders ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the Audit Committee may still, in its discretion, decide to appoint a different independent registered public accounting firm at any time during the year ending December 31, 2024, if it concludes that such a change would be in the best interests of the Company and our stockholders. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider, but not necessarily rescind, the appointment.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

2024 PROXY STATEMENT	55

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

Pursuant to Section 14A(a)(1) of the Exchange Act, we are providing our stockholders with an opportunity to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC (commonly referred to as a “say-on-pay” vote).

Prior to casting your vote on this proposal, you are encouraged to read the proxy statement sections entitled “Compensation Discussion and Analysis” and “Executive Officer and Director Compensation” for a detailed discussion of our policies and practices relating to the compensation of our named executive officers.

Our Compensation Committee believes that the objectives of our executive compensation program, as it relates to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, our Compensation Committee believes that our executive compensation program, as it relates to our named executive officers, achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance and promotes an alignment between the interests of our named executive officers and our stockholders. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers. This advisory vote is not intended to be limited or specific to any particular element of compensation, but rather to cover the overall compensation of our named executive officers and the compensation policies and practices described in this proxy statement as it relates to our named executive officers.

Resolution

Our Board of Directors is asking our stockholders to indicate their support for the compensation of our named executive officers, as described in this proxy statement, by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the named executive officers of Madrigal Pharmaceuticals, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

Vote Required

The foregoing resolution will be deemed approved on an advisory basis by the majority of the shares of our common stock cast affirmatively at the Annual Meeting on this proposal. Because this proposal is advisory, the results of the vote will not be binding on us, our Board of Directors or our Compensation Committee.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

56

PROPOSAL 4: APPROVAL OF AMENDMENT TO 2015 AMENDED STOCK PLAN

Summary

Our Amended 2015 Stock Plan currently authorizes the grant of stock rights (including incentive stock options, non-qualified options, stock grants, and other stock-based awards) to employees, non-employee directors, consultants and advisors of our company and our affiliates. As of March 31, 2024, approximately 4.3 million shares of common stock were reserved for issuance pursuant to outstanding awards granted under the Amended 2015 Stock Plan, and approximately 460,000 shares of common stock were available for future grants under the Amended 2015 Stock Plan.

We have approved an amendment and restatement of the Amended 2015 Stock Plan (the “2024 Amendment”), subject to and effective as of stockholder approval. If the Company’s stockholders approve the 2024 Amendment, the 2024 Amendment would, among other things:

•	constitute an amendment and restatement of the Amended 2015 Stock Plan;

•	extend the term of the Amended 2015 Stock Plan by 10 years to April 23, 2035

•

increase the aggregate number of shares authorized for issuance under the Amended 2015 Stock Plan by 750,000 shares of common stock, subject to appropriate adjustment in the event of any stock dividend, stock split or other similar event affecting our common stock;

•	incorporate applicability of our clawback policies, which provide us the ability to seek recovery of all incentive awards, including time-based equity incentive awards; and

•	add a one-year minimum vesting requirement for all awards granted after our 2024 Annual Meeting of Stockholders.

The purpose of the proposed increase in shares authorized for issuance pursuant to the Amended 2015 Stock Plan is to provide us with appropriate capacity to issue equity compensation to new, existing and key employees of, and key service providers to, our company. We believe that stock options and other stock-based awards are a critical part of the compensation package offered to new, existing and key employees, and other key service providers and are an important tool in our ability to attract and retain talented personnel. We further believe that the 750,000 share increase is appropriate for this purpose and sufficient to support the growth of our company and the substantial future expansion of our work force that will be necessary to propel our growth and commercial development for at least the next two years.

In the event that the 2024 Amendment is not approved by the Company’s stockholders, the Amended 2015 Stock Plan will continue in effect without regard to the 2024 Amendment. We believe that, if the 2024 Amendment is not approved, the Company’s ability to align the interests of new, existing and key employees, and other key service providers with stockholders through compensatory equity-based grants would be compromised, disrupting our compensation program and impairing our ability to recruit, reward, and retain such key personnel, or requiring us to shift our compensation plan to include more cash compensation.

Our executive officers and directors have an interest in this proposal as they would be eligible to receive awards under the 2024 Amendment representing a right to acquire shares of common stock authorized under the plan. See “New Plan Benefits” below for additional information.

2024 PROXY STATEMENT	57

PROPOSAL 4: APPROVAL OF AMENDMENT TO 2015 AMENDED STOCK PLAN

“Best Practices” Integrated Into Our Equity Compensation Program and the Amended 2015 Stock Plan (as amended by the 2024 Amendment)

Our compensation practices include a number of features that we believe reflect responsible compensation and governance practices and promote the interests of stockholders, including the following:

•

Limitation on Shares Issued. If the Company’s stockholders approve the 2024 Amendment, the maximum aggregate number of shares of common stock that we have issued or may issue pursuant to past awards, outstanding awards and future awards would not exceed 4,020,909 (subject to anti-dilution adjustment terms). The Amended 2015 Stock Plan also imposes limitations on the amount of participant awards so that no participant may receive awards for more than 750,000 shares of common stock in any fiscal year.

•

No Liberal Share Recycling. The Amended 2015 Stock Plan continues to provide that the number of shares available for issuance under the plan shall not be increased by the number of shares tendered or withheld upon the exercise of stock options or stock appreciation rights (“SARs”), or deducted or delivered from payment of an award in connection with the Company’s tax withholding obligations.

•

No “Evergreen” Provision. The Amended 2015 Stock Plan continues to require stockholder approval of any additional authorization of shares (other than adjustments for anti-dilution purposes), rather than permitting an annual “replenishment” of shares under a plan “evergreen” provision.

•

No Discounted Stock Options or SARs and Limit on Option or SAR Terms. The Amended 2015 Stock Plan continues to provide that stock options and SARs must have an exercise price or base price, as applicable, equal to or greater than the fair market value of our common stock on the date of grant. In addition, the maximum term of a stock option or SAR is 10 years.

•

No Stock Option or SAR Repricings. The Amended 2015 Stock Plan continues to prohibit the repricing of stock options or SARs without the approval of our stockholders. Unless approved by our stockholders or in connection with a corporate transaction, the Company may not implement (i) direct repricings (lowering the exercise price of an option or the base price of an SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is underwater for cash, for options or SARs with an option price or base price less than that applicable to the original option or SAR, or for another equity award), and (iii) any other action that would be treated as a repricing under applicable stock exchange rules or generally accepted accounting principles (subject to anti-dilution adjustments).

•

Minimum Vesting Requirement. If the Company’s stockholders approve the 2024 Amendment, the Amended 2015 Stock Plan would include a one-year minimum vesting requirement for all awards granted after our 2024 Annual Meeting of Stockholders, except that up to 5% of the share limit may be issued or accelerated pursuant to awards that do not meet this requirement, and any award may provide for accelerated vesting for death, disability or in connection with a “change of control” or “corporate transaction.”

•

No Current Payment of Dividends on Unvested Awards. The Amended 2015 Stock Plan continues to provide that cash dividends declared or paid on awards that are subject to time-based or performance-based vesting requirements will not become payable unless and until the award (or portion thereof) to which the dividends apply become vested and nonforfeitable.

•

Prudent Change of Control Provisions. The Amended 2015 Stock Plan continues to include prudent “corporate transaction” and “change of control” triggers. A corporate transaction is deemed to have occurred only when the Company is consolidated with or acquired by another entity in a merger or consolidation, or where the Company sells all or substantially all of the Company’s assets. A change of control is deemed to have occurred only upon a change in beneficial ownership of 50% or more of our voting stock, completion (rather than stockholder approval) of a significant merger or other transaction, or a change in a majority of our Board of Directors. In addition, the Amended 2015 Stock Plan generally provides that awards will vest upon a corporate transaction: (i) if, upon written notice to a participant, we provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant; or (ii) if we terminate the

58

PROPOSAL 4: APPROVAL OF AMENDMENT TO 2015 AMENDED STOCK PLAN

participant’s awards in exchange for the consideration payable to the Company’s stockholders for the number of shares of our common stock subject to such award (less the applicable exercise price or purchase price, if applicable). In the event of (i) a corporate transaction that is also a change of control, where such awards are assumed, substituted or continued, or (ii) a change of control that is not a corporate transaction, if a participant’s employment is terminated by the Company without cause or by the participant in connection with a requirement to change the participant’s service location by more than 50 miles or in connection with a material adverse change in the participant’s duties, authority or responsibilities, in each case generally within six months following the change of control.

•

Clawback Policy. If the Company’s stockholders approve the 2024 Amendment, the Amended 2015 Stock Plan would clarify that any stock right granted under the Amended 2015 Stock Plan will be subject to any clawback or recoupment policy or arrangement the Company has in place from time to time and that the Administrator may (to the extent permitted) or will (to the extent required) cancel or require forfeiture or reimbursement of any stock right and any benefits derived therefrom pursuant to applicable law, stock exchange rules, or Company policy or arrangement. As discussed in “Compensation Discussion and Analysis—Clawback Policies,” our existing clawback policies provide us with the ability to recoup all incentive-based compensation, including cash-based incentives as well as time-based and performance-based equity awards and stock options.

•

Administered by Independent Committee. The Amended 2015 Stock Plan will continue to be administered by the Compensation Committee. All members of the Compensation Committee are intended to qualify as “independent” under The Nasdaq Stock Market listing standards and “non-employee directors” under Rule 16b-3 under the Exchange Act.

•

Automatic Benchmarking of Non-Employee Director Equity Awards. The Amended 2015 Stock Plan continues to contain a policy for equity awards to our non-employee directors, such that the value of awards for non-employee directors are equivalent to the 50th percentile value of the director equity awards for the Company’s peer group, as benchmarked with the advice of the Company’s compensation consultant in the ordinary course. This policy ensures that value of equity awards to our non-employee directors is appropriately balanced and competitive with market peer median levels.

Share-Related Information

The following table shows, as of March 31, 2024, the number of outstanding awards and shares available for future awards under the Amended 2015 Stock Plan and also our 2023 Inducement Plan.

	Amended 2015 Stock Plan	2023 Inducement Plan
Total number of stock options outstanding	2,378,280	79,947
Weighted-average exercise price of stock options outstanding	$83.92	$215.16
Weighted-average remaining term of stock options outstanding	5.236	7.751
Total number of full value awards outstanding (counting PSUs at maximum performance levels)	380,856	396,687
Shares available for grant	461,773	23,366
Total shares of common stock outstanding as of March 31, 2024	20,684,663	20,684,663

Overhang

Taking into account our common stock outstanding on March, 31 2024 (20,684,663 shares), 346,153 shares of common stock issued in April related to our recent financing, and our common stock issuable on conversion of (i) our outstanding Series A and Series B Convertible Preferred Stock (2,369,797 shares) and (ii) our outstanding pre-funded warrants to purchase 3,605,790 shares of our common stock at an exercise price of a $0.0001 per

2024 PROXY STATEMENT	59

PROPOSAL 4: APPROVAL OF AMENDMENT TO 2015 AMENDED STOCK PLAN

share, the 1,211,773 shares available for future awards after giving effect to the 2024 Amendment would represent 4.5% of our common stock on a fully-diluted and as-converted and as-exercised basis.

As of March 31, 2024
Total number of stock options outstanding	2,458,227
Total number of full value awards outstanding	776,543
New Share request under the 2024 Amendment	750,000
Total dilutive shares after the 2024 Amendment approval	4,446,643
Total shares of common stock outstanding as of the record date (as-converted and as-exercised)	27,006,403
Potential overhang after the 2024 Amendment approval	16.5%

Including our 2023 Inducement Plan, the shares available for future awards after giving effect to the 2024 Amendment combined with the 23,366 shares available for future awards under our 2023 Inducement Plan would represent 4.6% of our common stock on a fully-diluted and as-converted and as-exercised basis.

The following table illustrates the Company’s historical burn rate under its equity compensation plans for the past three years. Burn rate is calculated as (i) the number of stock options and time-based RSUs granted, plus (ii) the number of PSUs granted at target, divided by (iii) the weighted average shares of common stock outstanding in the year indicated.

Burn Rate

	2023	2022	2021
Stock options granted	31,111	860,795	687,059
Time-based RSUs granted	398,600	—	—
PSUs granted[1]	50,000	—	—
Total	479,711	860,795	687,059
Weighted average shares of common stock outstanding	18,687,774	17,137,201	16,535,188
Burn rate	2.6%	5.0%	4.2%
3-year average burn rate	3.9%

1	Represents performance-based RSUs at the target achievement level. If the maximum number of performance-based RSUs were taken into account, the number would be 150,000 shares.

Summary of the Amended 2015 Stock Plan (as amended by the 2024 Amendment)

The following description of certain material features of the Amended 2015 Stock Plan (as amended by the 2024 Amendment) is intended to be a summary only. This summary is qualified in its entirety by the full text of the Amended 2015 Stock Plan (as amended by the 2024 Amendment) in the form attached as Annex A hereto.

Term of the Plan. The Amended 2015 Stock Plan was initially adopted by the Synta board of directors on April 24, 2015 and was approved by the stockholders of Synta, and became effective as of, June 11, 2015. We assumed the 2015 Stock Plan upon consummation of the Merger in July 2016. The Amended 2015 Stock Plan was further amended by our Board of Directors and approved by the Company’s stockholders effective as of each of June 29, 2017, June 27, 2019, and June 17, 2021. If the Company’s stockholders approve the 2024 Amendment, the Amended 2015 Stock Plan (as amended by the 2024 Amendment) will become effective as of June 25, 2024, and

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PROPOSAL 4: APPROVAL OF AMENDMENT TO 2015 AMENDED STOCK PLAN

the term of the Amended 2015 Stock Plan will be extended by 10 years from April 23, 2025 to April 23, 2025, unless earlier terminated pursuant to the terms of the Amended 2015 Stock Plan.

Shares Available for Issuance. Currently, the Amended 2015 Stock Plan sets forth a maximum aggregate number of shares of common stock (4,336,477) that may be issued pursuant to awards granted under the Amended 2015 Stock Plan, measured from the original effective date. The 2024 Amendment would increase this existing maximum aggregate number, by 750,000 shares, to 5,086,477. Taking into effect the 3,874,704 shares subject to awards granted pursuant to the Amended 2015 Stock Plan from inception through March 31, 2024, net of forfeitures, the Amended 2015 Stock Plan (as amended by the 2024 Amendment) would authorize awards subsequent to March 31, 2024 for up to 1,211,773 shares (subject to anti-dilution adjustment terms). The shares issuable by us under the Amended 2015 Stock Plan may be authorized but unissued shares or treasury shares.

Based on the foregoing, if the Company’s stockholders approve the 2024 Amendment, the maximum aggregate number of shares of common stock that we may issue pursuant to outstanding and future awards granted under the Amended 2015 Stock Plan would not exceed 5,086,477 (subject to anti-dilution adjustment terms).

Generally, shares of common stock reserved for awards under the Amended 2015 Stock Plan that lapse, or expire or are forfeited or canceled will be added back to the share reserve available for future awards under the Amended 2015 Stock Plan. However, the number of shares available for issuance under the Amended 2015 Stock Plan shall not be increased by the number of shares tendered or withheld upon the exercise of stock options or SARs or deducted or delivered from payment of an award in connection with the Company’s tax withholding obligations.

On March 31 2024, the closing price of the Company’s common stock as reported on The Nasdaq Global Select Market was $267.04 per share.

Individual Share Limitation Per Year. The Amended 2015 Stock Plan provides that no participant may receive awards for more than 750,000 shares of common stock in any fiscal year.

Plan Administration. The Amended 2015 Stock Plan is administered by the Compensation Committee, to whom the Board of Directors has delegated power to act on its behalf. Our Compensation Committee has full power and authority, subject to the provisions of the Amended 2015 Stock Plan and applicable law, to (i) interpret the plan and all awards granted thereunder, (ii) make rules and determinations deemed necessary or advisable for the administration of the plan, (iii) select the participants to whom awards will be granted, (iv) specify the terms and conditions upon which an award may be granted, (v) determine the number of shares of common stock to be covered by awards, (vi) accelerate the exercisability, vesting or lapse of forfeiture restrictions of any award, (vii) determine the specific terms and conditions of each award, including but not limited to, whether the vesting or payment of all or any portion of any award may be subject to one or more performance goals, and (viii) subject to certain limitations, amend any term or condition of an outstanding award, and (ix) adopt any sub-plans applicable to residents of specified jurisdictions.

To the extent permitted under applicable law, our Compensation Committee may delegate to any member or other person all or part of the Compensation Committee’s responsibilities and power with respect to the plan, other than the ability to grant awards to directors or officers of the Company.

Eligibility. Persons eligible to participate in the Amended 2015 Stock Plan include our and our affiliates’ officers, employees, directors and consultants as selected from time to time in accordance with the Amended 2015 Stock Plan. Prospective employees, directors, or consultants are also eligible to participate in the Amended 2015 Stock Plan, subject to such persons becoming eligible to become a participant at or prior to execution of an award agreement. Eligible participants include our directors and executive officers. The granting of awards under the Amended 2015 Stock Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

2024 PROXY STATEMENT	61

PROPOSAL 4: APPROVAL OF AMENDMENT TO 2015 AMENDED STOCK PLAN

As of March 31, 2024, approximately 450 employees of the Company and our subsidiaries (including all of our current executive officers) and an additional seven non-employee directors of the Company were eligible to participate in the Amended 2015 Stock Plan.

Types of Awards. The Amended 2015 Stock Plan permits us to make grants of stock rights, including incentive stock options, non-qualified options, stock grants (including unrestricted stock and restricted stock), and other stock-based awards (including restricted stock units).

Stock Options. Stock options granted under the Amended 2015 Stock Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified options, which are not intended to meet those requirements. Incentive stock options may be granted to employees of the Company and our affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and our affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant, and the term may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant, and the term of the incentive stock option may not be longer than five years. Award agreements for stock options include rules for exercise of the stock options after termination of service. Stock options may not be exercised unless they are vested, and no stock option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or disability and for 12 months after termination of service on account of death or disability.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the participant must satisfy certain vesting conditions. If the participant does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited. During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. But, cash dividends declared or paid on shares of restricted stock that are subject to time-based or performance-based vesting requirements will not become payable unless and until the award (or portion thereof) to which the dividends apply become vested and nonforfeitable.

Other Stock-Based Awards. The Amended 2015 Stock Plan also authorizes the grant of other types of stock-based compensation including, but not limited to SARs, phantom stock awards and restricted stock unit awards. Our Compensation Committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period. The base price of a SAR may not be less than 100% of the fair market value of our common stock on the date of grant, and the term may not be longer than ten years. Cash dividends declared or paid on stock-based awards, if any, that are subject to time-based or performance-based vesting requirements will not become payable unless and until the award (or portion thereof) to which the dividends apply become vested and nonforfeitable.

Non-Employee Director Equity Awards. The Amended 2015 Stock Plan continues to include a policy for equity grants to our non-employee directors. As of, or as soon as practicable following, the regularly scheduled annual equity award grant date for the Company’s executive officers, an annual equity grant is made to each non-employee director serving on the Board of Directors with a grant date fair value equal to the 50th percentile value of the director annual equity awards for the Company’s peer group, as benchmarked with the advice of the Company’s compensation consultant in the ordinary course. In the case of annual stock option awards, the amount of shares underlying the stock options is determined as of the date of grant by applying the applicable stock option value equal to the 50th percentile value of the director annual equity awards for the Company’s peer group to the Company’s then-applicable Black-Scholes inputs and formula under Financial

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PROPOSAL 4: APPROVAL OF AMENDMENT TO 2015 AMENDED STOCK PLAN

Accounting Standards Board Accounting Standards Codification, Topic 718, Compensation—Stock Compensation. Such annual grant vests in full on the first anniversary of such date of grant, subject to the non-employee director’s continued service on such date.

In addition, pursuant to the Amended 2015 Stock Plan, one-time equity grants will be made to each new non-employee director upon his/her first election to the Board of Directors, with a value equivalent to two times (2x) the 50th percentile value of the Company’s peer group director annual equity awards as benchmarked with the advice of the Company’s compensation consultant. Such initial grant will vest as to 50% of the underlying shares on the first anniversary of the grant date and as to an additional 12.5% of the underlying shares on the last day of each successive quarterly period thereafter for four successive quarterly periods, subject to the non-employee director’s continued service on such dates.

The Board of Directors or Compensation Committee has the discretion in the future to change and otherwise revise the terms of awards to be granted under the non-employee director equity compensation policy, including, without limitation, the number of shares subject thereto or forms of awards, for awards granted on or after the date the Compensation Committee determines to make any such change or revision. Non-employee directors may also be granted such additional equity awards in such amounts and on such dates as the Board of Directors may recommend. In the event of any such revision, we would evaluate the need or benefit to submit such revisions to a stockholder vote.

Tax Withholding. In the event that we are required by law or any government regulation to withhold federal, state or local income taxes, employment taxes or any other amounts pursuant to any stock rights or shares of common stock granted under the Amended 2015 Stock Plan, we may withhold such amounts, if any, from the participant’s compensation, or may require that the participant make a cash payment to us for the statutory minimum amount of such withholdings, or subject to approval by our Compensation Committee and if permitted by applicable law, by transferring to us shares or a promissory note having a value equal to the amount of such taxes.

Adjustments. If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock subject to outstanding awards shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price or purchase price per share to reflect such subdivision, combination or stock dividend.

Change of Control Provisions. The Amended 2015 Stock Plan provides that upon the consummation of a merger or consolidation or upon the sale of all or substantially all of the Company’s assets, our Board of Directors, may, in its sole discretion, take any one or more of the following actions, as to some or all outstanding awards under the plan: (i) provide that all awards shall be assumed, continued or substituted by the successor entity; (ii) upon written notice to a participant, provide that the participant’s unexercised options will become exercisable in full and will terminate immediately prior to the consummation of such transaction unless exercised by the participant; and (iii) terminate awards in exchange for the consideration payable to the Company’s stockholders for the number of shares of our common stock subject to such award (less the applicable exercise price or purchase price, if applicable).

In addition, the Amended 2015 Stock Plan provides that in the event of a change of control (as defined in the plan) where outstanding awards are assumed or substituted, or that does not constitute a corporate transaction under Amended 2015 Stock Plan, awards in general will become fully vested and/or immediately exercisable if on or prior to the date that is six months after the date of the change of control if (i) a participant’s service with the Company, a successor entity or their applicable affiliates is terminated for any reason other than “Cause,” as defined in the Amended 2015 Stock Plan; (ii) a participant terminates his or her service with Company, a successor entity or their applicable affiliates as a result of being required to change the principal location where he or she renders services to a location more than 50 miles from his or her location of service immediately prior to the change

2024 PROXY STATEMENT	63

PROPOSAL 4: APPROVAL OF AMENDMENT TO 2015 AMENDED STOCK PLAN

of control; or (iii) the participant terminates his or her service after the occurrence of a material adverse change in a participant’s duties, authority or responsibilities which cause such participant’s position with us to become of significantly less responsibility or authority than such participant’s position was immediately prior to the change of control; provided that, in the case of (ii) and (iii) the participant must also provide us with written notice of the occurrence of such events and the opportunity to cure such event within 30 days from receipt of such notice.

Amendments. The Amended 2015 Stock Plan may be amended by our stockholders or by our Board of Directors or, to the extent of delegation thereto, the Compensation Committee, provided that any amendment approved by our Board of Directors or Compensation Committee shall be subject to stockholder approval if the amendment requires stockholder approval under the rules of The Nasdaq Stock Market or in order to ensure favorable federal income tax treatment, for instance for any incentive stock options under Section 422 of the Code. However, no such amendment may adversely affect any rights under any outstanding award without the holder’s consent.

No Repricing. Unless approved by our stockholders or in connection with a corporate transaction, the Company may not implement (i) direct repricings (lowering the exercise price of an option or the base price of an SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is underwater for cash, for options or SARs with an option price or base price less than that applicable to the original option or SAR, or for another equity award), and (iii) any other action that would be treated as a repricing under applicable stock exchange rules or generally accepted accounting principles (subject to anti-dilution adjustments).

Minimum Vesting. The Amended 2015 Stock Plan (as amended by the 2024 Amendment) would require awards granted after the date of our 2024 Annual Meeting of Stockholders to a minimum vesting requirement of not less than one year (or, in the case of awards to non-employee directors, the period of one annual meeting of stockholders to the next). But, the following awards will not be subject to the foregoing minimum vesting requirement: (i) any award granted under the Amended 2015 Plan upon the assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan of a business entity acquired or to be acquired by the Company or an affiliate or with which the Company or an affiliate has combined or will combine and (ii) awards with respect to an aggregate number of shares of our common stock not in excess of 5% of the share limit (the “5% Carveout”). The vesting of awards may accelerate in the event of the participant’s death or disability or in connection with the consummation of a “change of control” (whether on an automatic or discretionary basis), and such vesting will not count against the 5% Carveout.

Clawback. The Amended 2015 Stock Plan (as amended by the 2024 Amendment) would clarify that any stock right granted under the Amended 2015 Stock Plan will be subject to any clawback or recoupment policy or arrangement the Company has in place from time to time and that the Administrator may (to the extent permitted) or will (to the extent required) cancel or require forfeiture or reimbursement of any stock right and any benefits derived therefrom pursuant to applicable law, stock exchange rules, or Company policy or arrangement.

New Plan Benefits

No grants have been issued with respect to the additional shares to be reserved for issuance under the Amended 2015 Stock Plan pursuant to the 2024 Amendment. The number of shares that may be granted after the date of this Proxy Statement to eligible participants under the Amended 2015 Stock Plan is not determinable at this time (except as specifically noted below) because future grants are subject to the discretion of the Compensation Committee, the Board of Directors or any administrator to which authority to grant awards is properly delegated under the Amended 2015 Stock Plan. On the date of our 2024 Annual Meeting of Stockholders, we expect to make an annual stock option grant to each non-employee director to acquire an indeterminate number of shares of our common stock pursuant to our Non-Employee Director Compensation Policy at a per-share exercise price equal to closing stock price for our common stock on such grant date.

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PROPOSAL 4: APPROVAL OF AMENDMENT TO 2015 AMENDED STOCK PLAN

Awards Granted

The following table provides information with respect to all past awards granted under the Amended 2015 Stock Plan to our current executive officers, all five current executive officers as a group, all non-employee directors and all current employees through March 31, 2024. As stated above, it is not possible to determine the amounts of awards that will be granted in the future to participants under the Amended 2015 Stock Plan (as amended by the 2024 Amendment):

Name	Stock Options (#)	RSUs (#)	PSUs (#)
Bill Sibold President and Chief Executive Officer	18,459	12,250	12,250
Rebecca Taub, M.D. Chief Medical Officer, Executive Vice President	432,646	56,413	5,786
Mardi C. Dier Senior Vice President and Chief Financial Officer	—	—	—
Carole Huntsman Chief Commercial Officer	5,483	3,639	3,639
Robert Waltermire, Ph.D. Chief Pharmaceutical Development Officer	49,388	7,086	1,419
All Executive Officers as a Group	505,976	79,388	23,094
All Current Non-Employee Directors	910,192	189,380	—
All Current Employees (including Executive Officers)	1,752,544	351,074	31,536

Certain Material Federal Income Tax Considerations

Certain material federal income tax consequences of the grant, vesting or exercise of awards under the Amended 2015 Stock Plan (as amended by the 2024 Amendment), based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Amended 2015 Stock Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the stock option within two years after the date of grant of the stock option nor within one year after the date of exercise of the stock option (referred to as the “ISO holding period”). However, the excess of the fair market value of the shares on the date of exercise over the exercise price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee for the year of exercise. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the exercise price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the stock option over the exercise price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

2024 PROXY STATEMENT	65

PROPOSAL 4: APPROVAL OF AMENDMENT TO 2015 AMENDED STOCK PLAN

Non-Qualified Options:

Stock options designated as non-qualified options and stock options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such stock options are first exercisable by an individual in any calendar year exceeds $100,000 will be treated as stock options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under the Amended 2015 Stock Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A participant may elect to be taxed at the date of grant rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares, the participant would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which the participant previously paid tax. The participant must file such election with the Internal Revenue Service within 30 days of the date of grant of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

Stock Units:

The participant recognizes no income until the issuance of the shares. At that time, the participant must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

Section 280G of the Code

To the extent payments which are contingent on a change of control are determined to exceed certain limitations, such payments may be subject to a 20% excise tax, and the Company’s deduction with respect to the associated compensation expense may be disallowed in whole or in part. The Amended 2015 Stock Plan includes a Section 280G “best after tax” provision, meaning, if any of the payments under the plan or otherwise would constitute “parachute payments” within the meaning of Section 280G of the Code and would be subject to the excise tax imposed under Section 4999 of the Code, the payments will be reduced by the amount required to avoid the excise tax if such reduction would give the participant a better after-tax result than if the participant received the payments in full.

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PROPOSAL 4: APPROVAL OF AMENDMENT TO 2015 AMENDED STOCK PLAN

Limitation on Deductions

Section 162(m) of the Code generally imposes a $1 million per person limit on the annual tax deduction for compensation paid to the company’s chief executive officer, chief financial officer, and certain other current and former executive officers. The Compensation Committee considers the tax deductibility of compensation as one factor when considering executive compensation program alternatives. The Compensation Committee has in the past approved and reserves the right in the future to approve compensation that does not qualify for deductibility in circumstances it deems in the Company’s best interests.

Vote Required

A majority of the shares of our common stock cast at the Annual Meeting is required to approve the Amended 2015 Stock Plan, as amended by the 2024 Amendment. In the event that the 2024 Amendment is not approved by the Company’s stockholders, the Amended 2015 Stock Plan will continue in effect without regard to the 2024 Amendment.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDED 2015 STOCK PLAN, AS AMENDED BY THE 2024 AMENDMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

2024 PROXY STATEMENT	67

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise noted, the following table sets forth certain information regarding the beneficial ownership of our common stock as of April 22, 2024 by:

•	each of our executive officers listed in this proxy statement;

•	each of our directors and director nominees;

•	all of our current directors and executive officers as a group; and

•	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of April 22, 2024 pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 21,284,598 shares of common stock outstanding on April 22, 2024.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information disclosed in SEC filings by stockholders or provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Madrigal Pharmaceuticals, Inc., Four Tower Bridge, 200 Barr Harbor Drive, Suite 200, West Conshohocken, Pennsylvania 19428.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Named Executive Officers
Bill Sibold	0	*
Paul A. Friedman, M.D. (1)	2,057,550	9.7%
Rebecca Taub, M.D. (2)	2,057,550	9.7%
Carole Huntsman	0	*
Brian J. Lynch (3)	129,532	*
Alex Howarth (4)	79,871	*
Remy Sukhija	0	*
Kenneth M. Bate (5)	46,668	*
Fred B. Craves, Ph.D. (6)	555,155	2.6%
James M. Daly (7)	16,668	*
Richard S. Levy, M.D. (8)	54,768	*
Julian Baker (9)	2,143,704	9.99%
Raymond Cheong, Ph.D./M.D. (10)	2,396	*
All current executive officers and directors as a group (12 persons) (11)	4,890,930	22.8%
Five Percent Stockholders
Entities Affiliated with Janus Henderson Group plc (12)	2,902,050	13.6%
Entities Affiliated with Baker Bros. Advisors LP (13)	2,143,704	9.99%
Entities Affiliated with Avoro Capital Advisors LLC (14)	2,143,704	9.99%
Entities Affiliated with The Vanguard Group (15)	1,574,742	7.4%
Entities Affiliated with BlackRock, Inc. (16)	1,212,562	5.7%
Entities Affiliated with Paulson & Co. Inc. (17)	1,105,741	5.2%

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

*	Represents beneficial ownership of less than 1% of the shares of common stock.

(1)

Includes: 485,856 shares of common stock issuable upon the exercise of Dr. Friedman’s options that are exercisable within sixty days of April 22, 2024; 655,540 shares of common stock owned and held by SQN, LLC, or SQN; shares held of record or in street name by Dr. Friedman; and the deemed beneficial ownership of shares not reflected in the foregoing clauses that are beneficially owned by his spouse, Dr. Taub. See footnote 2 below for Dr. Taub’s beneficial ownership information, but note that the shares described therein should not be double-counted with Dr. Freidman’s shares described herein. Dr. Friedman is a managing member of SQN and may be deemed to share voting and investment power over our common stock that is owned and held by SQN. Dr. Friedman disclaims beneficial ownership of our common stock held by SQN and shares of our common stock beneficially owned by Dr. Taub, except to the extent of his pecuniary interest therein.

(2)

Includes: 312,208 shares of common stock issuable upon the exercise of Dr. Taub’s options that are exercisable within sixty days of April 22, 2024; 655,540 shares of common stock held by SQN; shares held of record or in street name by Dr. Taub; and the deemed beneficial ownership of shares not reflected in the foregoing clauses that are beneficially owned by her spouse, Dr. Friedman. See footnote 1 above for Dr. Freidman’s beneficial ownership information, but note that the shares described therein should not be double-counted with Dr. Taub’s shares described herein. Dr. Taub is a managing member of SQN and may be deemed to share voting and investment power over our common stock that is owned and held by SQN. The 655,540 shares held by SQN are the same shares of our common stock as are listed in footnote 1. Dr. Taub disclaims beneficial ownership of our common stock held by SQN and shares of our common stock beneficially owned by Dr. Friedman, except to the extent of her pecuniary interest therein.

(3)	Includes 126,201 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 22, 2024.

(4)	Includes 77,188 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 22, 2024.

(5)

Consists of 45,470 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 22, 2024, and 1,198 shares of common stock issuable upon the vesting of RSUs within sixty days of April 22, 2024.

(6)

Includes 413,362 shares of common stock held directly, 1,261 shares of common stock held by Bay City Capital LLC, or BCC, 57,062 shares of common stock held in a GRAT, 18,000 shares of common stock held by the Craves Family Foundation, 65,470 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 22, 2024 and 1,198 shares of common stock issuable within sixty days of April 22, 2024 upon the vesting of RSUs issued to Dr. Craves, a director of the Issuer, in connection with his service as a director of the Issuer. Dr. Craves is a party to an agreement whereby he must transfer such stock options to BCC upon receipt. Dr. Craves is a managing director of BCC and thus may be deemed to share voting and investment power and therefore beneficially own shares held BCC and its affiliates. Dr. Craves disclaims beneficial ownership of the shares beneficially owned by BCC except to the extent of his pecuniary interest therein.

(7)

Consists of 15,470 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 22, 2024 and 1,198 shares of common stock issuable upon the vesting of RSUs within sixty days of April 22, 2024.

(8)

Includes 44,470 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 22, 2024 and 1,198 shares of common stock issuable upon the vesting of RSUs within sixty days of April 22, 2024.

(9)

Includes 2,396 shares of common stock issuable upon the vesting of RSUs within sixty days of April 22, 2024 as well as shares of common stock beneficially owned by funds affiliated with Baker Bros. Advisors LP, which are discussed in footnote 13, below. Julian C. Baker is the managing member of Baker Bros. Advisors (GP), LLC, the sole general partner of Baker Bros. Advisors LP, and therefore may be deemed to beneficially own shares of our common stock beneficially owned by Baker Bros. Advisors LP and its affiliated funds. Pursuant to the policies of Baker Bros. Advisors LP, Mr. Baker does not have a right to any of Company’s securities issued as compensation for his service on the Board and the funds affiliated with Baker Bros. Advisors LP are entitled to an indirect proportionate pecuniary interest in the securities. Julian C. Baker, Felix J. Baker, Baker Bros. Advisors LP and Baker Bros. Advisors (GP) LLC disclaim beneficial ownership except to the extent of their pecuniary interest therein.

(10)

Includes 2,396 shares of common stock issuable upon the vesting of RSUs within sixty days of April 22, 2024. Pursuant to the policies of Baker Bros. Advisors LP, Dr. Cheong, an employee of Baker Bros. Advisors LP, does not have a right to any of Company’s securities issued as compensation for his service on the Board and the funds affiliated with Baker Bros. Advisors LP are entitled to an indirect proportionate pecuniary interest in the securities.

(11)

Percentage calculation includes 982,098 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 22, 2024. Common stock beneficially owned by Drs. Friedman and Taub and referenced in footnotes 1 and 2 above have not been double-counted in the number of shares beneficially owned on this line.

(12)

Number of shares listed in table as beneficially owned is based solely upon information disclosed via Amendment No. 2 to Schedule 13G filed with the SEC February 3, 2024 (the “Janus 13G”). The address for the entities listed above is Janus Henderson Group plc, 201 Bishopsgate, EC2M 3AE, United Kingdom. According to the Janus 13G, Janus Henderson Group plc (“Janus Henderson”) has a 100% ownership stake in Janus Henderson Investors U.S. LLC (“JHIUS”), Janus Henderson Investors UK Limited (“JHIUKL”) and Janus Henderson Investors Australia Institutional Funds Management Limited (“JHIAIFML”), (each an “Asset Manager” and collectively as the “Asset Managers”). Due to the above ownership structure, holdings for the Asset Managers are aggregated. Each Asset Manager is an investment adviser registered or authorized in its relevant jurisdiction and each furnishing investment advice to various fund, individual and/or institutional clients (collectively referred to herein as “Managed Portfolios”). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, JHIUS may be deemed to be the beneficial owner of 2,880,815 shares of Madrigal’s common stock held by such

2024 PROXY STATEMENT	69

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Managed Portfolios. However, JHIUS does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights.

(13)

Number of shares listed in table and in this footnote as beneficially owned is based solely on information disclosed via Amendment No. 4 to Schedule 13D filed with the SEC on March 25, 2025 (the “Baker Bros. 13D”). The number of shares in the table reflects 1,969,798 shares of common stock of Madrigal directly held by certain affiliated funds affiliated with Baker Bros. Advisors LP (collectively, “Baker Bros.”), as well as shares of common stock that may be acquired upon the conversion of shares of our convertible preferred stock or exercise of pre-funded warrants owned by Baker Bros (subject to certain beneficial ownership limitations described below. Baker Bros. beneficially owns 2,369,797 shares of our convertible preferred stock, which are common stock equivalents with no voting rights that are convertible into shares of common stock on a 1-for-1 basis only to the extent that after giving effect to such conversion the holders thereof (and their affiliates and any persons who are members of a Section 13(d) group with the holders or their affiliates) would beneficially own (in the aggregate, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934) no more than 4.99% of the outstanding Madrigal common stock. Baker Bros. also beneficially owns pre-funded warrants to purchase up to 2,705,790 shares of our common stock that are exercisable on a 1-for-1 basis at any time to the extent that after giving effect to such exercise the holders thereof, together with their affiliates and any members of a Section 13(d) group with such holders, would beneficially own, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, no more than 9.99% of the outstanding shares of Common Stock (the “Maximum Percentage”). The amount of shares of common stock reported in the table above represent the number of shares of our common stock that Baker Bros. may acquire as of April 22, 2024 subject to the application of the Maximum Percentage. The address for the entities listed above and additional reporting persons described in the Baker Bros. 13D is c/o Baker Bros. Advisors LP, 860 Washington Street, 3rd Floor, New York, NY 10014.

(14)

Number of shares listed in table as beneficially owned is based solely upon information disclosed via Amendment No. 3 to Schedule 13G filed with the SEC on February 14, 2024. Includes shares of common stock issuable upon the exercise of pre-funded warrants that are exercisable on a 1-for-1 basis at any time to the extent that after giving effect to such exercise the holders thereof, together with their affiliates and any members of a Section 13(d) group with such holders, would beneficially own, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, no more than 9.99% of the outstanding shares of Common Stock. The amount of shares of common stock reported in the table above represent the number of shares of our common stock that Avoro Capital Advisors LLC may acquire as of April 22, 2024 subject to the application of the Maximum Percentage. The address for the entities listed above is c/o Avoro Capital Advisors LLC, 110 Greene Street, Suite 800, New York, NY 10012

(15)

Number of shares listed in table as beneficially owned is based solely upon information disclosed via Amendment No. 3 to Schedule 13G filed with the SEC February 9, 2023. The Vanguard Group reports shared voting power with respect to 26,259 shares, sole dispositive power with respect to 1,534,952 shares and shared dispositive power with respect to 39,790 shares. The address for the entities listed above is 100 Vanguard Blvd., Malvern, PA 19355.

(16)

Number of shares listed in table as beneficially owned is based solely upon information disclosed via Amendment No. 2 to Schedule 13G filed with the SEC on February 1, 2023. BlackRock, Inc. reports sole voting power with respect to 1,194,309 shares and sole dispositive power with respect to 1,212,562 shares. The address for the entities listed above is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(17)

Number of shares listed in table as beneficially owned is based solely upon information disclosed via Amendment No. 1 to Schedule 13G filed with the SEC on February 14, 2024. The address for the entities listed above is 1133 Avenue of the Americas, New York, NY 10036.

70

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our directors and employees, including our chief executive officer and chief financial and accounting officer. The text of the code of conduct and ethics is posted on the “Investors & Media—Corporate Governance” section of our website at www.madrigalpharma.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors or principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of Nasdaq. We will promptly deliver, upon written request, a copy of the code of conduct and ethics. Direct your written request to Madrigal Pharmaceuticals, Inc., Corporate Secretary, Four Tower Bridge, 200 Barr Harbor Drive, Suite 200, West Conshohocken, Pennsylvania 19428.

HEDGING AND PLEDGING POLICY

Pursuant to our Insider Trading Policy, we prohibit employees, consultants, officers and directors (including any board observers) from pledging any Company securities as collateral for a loan, or from holding any Company securities in a margin account. This policy also prohibits employees, consultants, officers and directors from entering into hedging transactions involving Company securities, including purchasing financial instruments such as options, forward sale contracts (including prepaid variable forwards), equity swaps, collars, exchange funds and similar transactions. Hedging transactions means any transaction that hedges or offsets, or is designed to hedge or offset, any decrease in the market value of Company securities.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AT FUTURE ANNUAL MEETINGS

To be considered for inclusion in the proxy statement relating to our 2025 Annual Meeting of Stockholders, we must receive stockholder proposals subject to Rule 14a-8 under the Exchange Act no later than December 30, 2024. Such proposals must comply with SEC regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. A stockholder’s nomination of persons for election to the Board of Directors (a “Director Nomination Proposal”) or for the proposal of business to be considered by the stockholders (a “Business Proposal”) may be made at an annual meeting of stockholders if certain requirements are met including the following procedural requirements: (1) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation (as described in greater detail below), (2) such other business must otherwise be a proper matter for stockholder action under the Delaware General Corporation Law, and (3) if the stockholder intends to deliver a proxy statement and form of proxy to stockholders of, in the case of a proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees, the stockholder shall have satisfied applicable

2024 PROXY STATEMENT	71

STOCKHOLDER PROPOSALS AT FUTURE ANNUAL MEETINGS

proxy statement and form of proxy notice and delivery requirements sufficient to carry the applicable Director Nomination Proposal or Business Proposal under applicable law or satisfied solicitation requirements, in each case, as set forth in our Bylaws. To be timely, a stockholder’s notice concerning the foregoing matters pertaining to an annual meeting shall be delivered to the Secretary at the principal executive offices of the Corporation not less than forty-five (45) or more than seventy-five (75) days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after the anniversary date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation (collectively, the “Meeting Matter Notice Requirement”). The submission window to meet the Meeting Matter Notice Requirement for the 2025 Annual Meeting of Stockholders runs from February 23, 2025 to March 25, 2025. In addition, such stockholder’s notice for an annual meeting shall set forth: (a) as to each person whom the stockholder proposes in a Director Nomination Proposal all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case, pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any Business Proposal a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the Corporation that are owned beneficially and held of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees as described above. The foregoing Bylaw provisions related to a Director Nomination Proposal are referenced to elsewhere in this proxy statement as Bylaw Provisions Related to Stockholder Nominations of Director Candidates and such nominations are subject to additional requirements as set forth in this proxy statement. See “Management and Corporate Governance — Committees of the Board of Directors and Meetings; Nominating and Governance Committee.”

In addition to satisfying the foregoing requirements under our Bylaws (including our advance notice requirements), to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the other information required by Rule 14a-19 under the Exchange Act no later than April 26, 2025.

Proposals that are not a proper subject for consideration or that are not received in a timely manner will not be voted on at the 2025 Annual Meeting. If a proposal is proper and received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, Madrigal Pharmaceuticals, Inc., Four Tower Bridge, 200 Barr Harbor Drive, Suite 200, West Conshohocken, Pennsylvania 19428.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or

72

HOUSEHOLDING OF PROXY MATERIALS

other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. We will promptly deliver, upon written request to the address above, a separate copy of the Notice of Internet Availability of Proxy Materials or the full set of proxy materials, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. Direct your written request to Madrigal Pharmaceuticals, Inc., Corporate Secretary, Four Tower Bridge, 200 Barr Harbor Drive, Suite 200, West Conshohocken, Pennsylvania 19428. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers or us at the above address.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is available without charge upon written request to: Madrigal Pharmaceuticals, Inc., Corporate Secretary, Four Tower Bridge, 200 Barr Harbor Drive, Suite 200, West Conshohocken, Pennsylvania 19428. Our Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are based on Madrigal’s beliefs and assumptions and on information currently available to us, but are subject to factors beyond our control. Forward-looking statements reflect management’s current knowledge, assumptions, judgment and expectations regarding future performance or events. Forward-looking statements include all statements that are not historical facts; statements referenced by forward-looking statement identifiers; and statements regarding: Rezdiffra (resmetirom) and its expected use for treating NASH with moderate to advanced fibrosis; the initiation of the commercial launch of Rezdiffra, including statements regarding commercial insurance and the anticipated time to fill prescriptions; estimates of patients diagnosed with NASH and market opportunities; the relationship between NASH progression and adverse patient outcomes; the estimated clinical burden of uncontrolled NASH; analyses for patients with NASH with moderate to advanced fibrosis concerning potential progression to cirrhosis, decompensated cirrhosis, liver transplant or death; cardiovascular risks, comorbidities and outcomes; health economics assessments or projections; indicating Rezdiffra has been shown to improve the fibrosis that is associated with progression to cirrhosis and its complications and resolve the underlying inflammation that drives the disease; projections or objectives for obtaining full approval for Rezdiffra (resmetirom), including those concerning potential clinical benefit to support potential full approval; regarding post-approval requirements and commitments; reduced risk of progression to cirrhosis, liver failure, need for liver transplant and premature mortality; treatment paradigm; improved liver enzymes, fibrosis biomarkers and imaging tests; the potential efficacy and safety of Rezdiffra (resmetirom) for noncirrhotic NASH patients and cirrhotic NASH patients; possible or assumed future results of operations and expenses, business strategies and plans (including ex-US. Launch/partnering plans); research and development activities, the timing and results associated with the future development of Rezdiffra (resmetirom), the timing and completion of projected future clinical milestone events, including enrollment, additional studies, the potential to support an additional indication for Rezdiffra (resmetirom) in patients with well-compensated NASH cirrhosis; optimal dosing levels for Rezdiffra (resmetirom); potential NASH or NAFLD and potential patient benefits with Rezdiffra (resmetirom), including future NASH resolution, safety, fibrosis treatment, cardiovascular effects, lipid treatment, and/or biomarker effects with Rezdiffra (resmetirom); and strategies, objectives and commercial opportunities, including potential prospects or results.

2024 PROXY STATEMENT	73

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Forward-looking statements can be identified by terms such as “accelerate,” “achieve,” “allow,” “anticipates,” “appear,” “be,” “believes,” “can,” “continue,” “could,” “demonstrates,” ”design,” “estimates,” “expectation,” “expects,” “forecasts,” “future,” “goal,” “help,” “hopeful,” “inform,” inform,” “intended,” “intends,” “may,” “might,” “on track,” “planned,” “planning,” “plans,” “positions,” “potential,” “powers,” “predicts,” ”predictive,” “projects,” “seeks,” “should,” “will,” “will achieve,” “will be,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements are subject to a number of risks and uncertainties including, but not limited to: the assumptions underlying the forward-looking statements; risks of obtaining and maintaining regulatory approvals, including, but not limited to, potential regulatory delays or rejections; the challenges with the commercial launch of a new product, particularly for a company that does not have commercial experience; risks associated with meeting the objectives of Madrigal’s clinical studies, including, but not limited to Madrigal’s ability to achieve enrollment objectives concerning patient numbers (including an adequate safety database), outcomes objectives and/or timing objectives for Madrigal’s studies; any delays or failures in enrollment, and the occurrence of adverse safety events; risks related to the effects of Rezdiffra’s (resmetirom’s) mechanism of action; enrollment and trial conclusion uncertainties; market demand for and acceptance of our product; the potential inability to raise sufficient capital to fund ongoing operations as currently planned or to obtain financings on terms similar to those arranged in the past; the ability to service indebtedness and otherwise comply with debt covenants; outcomes or trends from competitive studies; future topline data timing or results; our ability to prevent and/or mitigate cyber-attacks; the timing and outcomes of clinical studies of Rezdiffra (resmetirom); the uncertainties inherent in clinical testing; and uncertainties concerning analyses or assessments outside of a controlled clinical trial. Undue reliance should not be placed on forward looking statements, which speak only as of the date they are made. Madrigal undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances after the date they are made, or to reflect the occurrence of unanticipated events. Please refer to Madrigal’s submissions filed with the U.S. Securities and Exchange Commission, or SEC, for more detailed information regarding these risks and uncertainties and other factors that may cause actual results to differ materially from those expressed or implied. Madrigal specifically discusses these risks and uncertainties in greater detail in the sections appearing in Part I, Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 28, 2024, and as updated from time to time by Madrigal’s other filings with the SEC.

Moreover, we operate in an evolving environment. New risks and uncertainties emerge from time to time and it is not possible for our management to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual future results to be materially different from those expressed or implied by any forward-looking statements. Except as required by applicable law or the rules of the Nasdaq, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. We qualify all of our forward-looking statements by these cautionary statements.

MADRIGAL PHARMACEUTICALS, INC.

FOUR TOWER BRIDGE

200 BARR HARBOR DRIVE, SUITE 200

WEST CONSHOHOCKEN, PENNSYLVANIA 19428

(267) 824-2827

West Conshohocken, Pennsylvania

April 29, 2024

74

ANNEX A

Note: Proposed additions are marked in double underlined text, and proposed deletions are marked in text with ~~strikethroughs~~.

MADRIGAL PHARMACEUTICALS, INC.

AMENDED 2015 STOCK PLAN

Originally Effective June 11, 2015

Amended and Restated Effective June 29, 2017

Amended and Restated Effective June 27, 2019

Amended and Restated Effective June 27, 2019

Upon Stockholder Approval, as Amended and Restated Effective June 25, 2024

1. DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Madrigal Pharmaceuticals, Inc. Amended 2015 Stock Plan, have the following meanings:

“Administrator” means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

“Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

“Agreement” means an agreement between the Company and a Participant pertaining to a Stock Right granted pursuant to the Plan, in such form as the Administrator shall approve.

“Board of Directors” means the Board of Directors of the Company.

“Cause” means, with respect to a Participant, (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, or (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

“Change of Control” means the occurrence of any of the following events:

(a) Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(b) Merger/Sale of Assets. (i) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (ii) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring shareholder approval; or

2024 PROXY STATEMENT	A-1

ANNEX A

(c) Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (i) are directors of the Company as of the date of adoption of the Plan, or (ii) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

provided, however, that if any payment or benefit payable hereunder upon or following a Change of Control would be required to comply with the limitations of Section 409A(a)(2)(A)(v) of the Code in order to avoid an additional tax under Section 409A of the Code, such payment or benefit shall be made only if such Change of Control constitutes a change in ownership or control of the Company, or a change in ownership of the Company’s assets in accordance with Section 409A of the Code.

“Code” means the United States Internal Revenue Code of 1986, as amended, including any successor statute, regulation and guidance thereto.

“Committee” means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

“Common Stock” means shares of the Company’s common stock, $.0001 par value per share.

“Company” means Madrigal Pharmaceuticals, Inc., a Delaware corporation, and its successors.

“Consultant” means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

“Disability” or “Disabled” means permanent and total disability as defined in Section 22(e)(3) of the Code.

“Employee” means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a Share means:

(a) If the Shares are listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Shares, the closing or, if not applicable, the last price of the Shares on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(b) If the Shares are not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Shares for the trading day referred to in clause (a), and if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market for the trading day on which the Shares were traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(c) If the Shares are neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.

A-2

ANNEX A

“ISO” means an Option intended to qualify as an incentive stock option under Section 422 of the Code.

“Non-Qualified Option” means an Option which is not intended to qualify as an ISO.

“Option” means an option to purchase Shares at a specified price pursuant to the Plan.

“Option Agreement” means an Agreement pertaining to an Option granted pursuant to the Plan.

“Participant” means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include such Participant’s “Survivors” where the context requires.

“Plan” means this Madrigal Pharmaceuticals, Inc. Amended 2015 Stock Plan, as it may be amended and/or restated from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

“Stock-Based Award” means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

“Stock Grant” means a grant by the Company of Shares under the Plan.

“Stock Right” means a right to Shares or the value of Shares of the Company granted pursuant to the Plan—an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

“Substitute Award” means a Stock Right granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan of a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

“Survivor” means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2. PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3. SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be ~~4,336,477~~5,086,477 shares of Common Stock or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 23 of this Plan. Any of the Shares reserved and available for issuance under the Plan may be used for any type of Stock Right under the Plan, and any or all of the Shares reserved for issuance under the Plan shall be available for issuance pursuant to ISOs.

2024 PROXY STATEMENT	A-3

ANNEX A

(b) If an Option ceases to be outstanding, in whole or in part (other than by exercise), or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4. ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator.

Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall Stock Rights with respect to more than 750,000 Shares be granted to any Participant in any fiscal year;

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e) Accelerate the exercisability, vesting or lapse of forfeiture restrictions of a Stock Right;

(f) Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(a)(iii) below with respect to ISOs and pursuant to Section 409A of the Code;

(g) Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right; and

(h) Make Substitute Awards;

provided, however, that (i) all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs and (ii) as of ~~the Amendment Date~~June 17, 2021, all grants of Stock Rights to a non-employee director of the Company shall be made in accordance with the terms and conditions of the Plan and of Exhibit A attached hereto (as such Exhibit A may be amended from time to time in accordance with its provisions). Subject to the foregoing, the

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ANNEX A

interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5. ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6. TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a) Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)

Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per Share on the date of the grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)

Vesting: ~~Each~~Subject to Paragraph 29, each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance criteria or the attainment of stated goals or events.

(iv)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b) ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes and shall be subject to the following terms and conditions, with such

2024 PROXY STATEMENT	A-5

ANNEX A

additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

(A) Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per Share covered by each ISO shall not be less than the Fair Market Value per Share on the date of grant of the Option; or

(B) More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per Share covered by each ISO shall not be less than 110% of the Fair Market Value per Share on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

(A) Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide; or

(B) More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)

Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

(c) Substitute Awards: Notwithstanding Subparagraphs 6(a)(i) and 6(b)(ii), but subject to Paragraph ~~31~~31, the exercise price per Share covered by an Option that is a Substitute Award may be less than the Fair Market Value per Share on the date of the grant of the Option, provided that such exercise price is determined in accordance with the principles of Section 424 of the Code for ISOs and consistent with Section 409A of the Code for Non-Qualified Options.

7. TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains;

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of performance criteria upon which such rights shall accrue (subject to Paragraph 29) and the purchase price therefor, if any; and

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ANNEX A

(d) Each Agreement shall provide that cash dividends declared or paid on Stock Grants that remain subject to time-based or performance-based vesting requirements shall not become payable unless and until the Stock Grant (or portion thereof) to which the dividends apply become vested and nonforfeitable.

8. TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Shares having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company, including the right to terminate the Stock-Based Award without the issuance of Shares, and the terms of any vesting conditions, performance criteria or events upon which Shares shall be issued (subject to Paragraph 29). Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise price per Share that is less than the Fair Market Value per Share on the date of grant or (b) expire more than ten years following the date of grant; provided, however, the exercise price per Share covered by stock appreciation rights that are Substitute Awards may be less than the Fair Market Value per Share on the date of the grant of the stock appreciation rights, provided that such exercise price is determined consistent with Section 409A of the Code. Each Agreement shall provide that cash dividends declared or paid on Shares subject to Stock-Based Awards that remain subject to time-based or performance-based vesting requirements shall not become payable unless and until the Stock-Based Award (or portion thereof) to which the dividends apply become vested and nonforfeitable.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9. EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of Shares (held for such period if and to the extent required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above; or (f) at the discretion of the Administrator, by payment of such other

2024 PROXY STATEMENT	A-7

ANNEX A

lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

10. ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of Shares (held for such period if and to the extent required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance.

11. RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

12. ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (a) by will or by the laws of descent and distribution, or (b) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (a) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

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ANNEX A

13. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate for any reason other than termination for Cause, Disability, or death (for which events there are special rules in Paragraphs 14, 15, and 16, respectively) may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b) Except as provided in Subparagraph 13(c) below or Paragraphs 15 or 16, in no event may an Option intended to be an ISO be exercised later than three (3) months after the Participant’s termination of employment.

(c) The provisions of this Paragraph 13, and not the provisions of Paragraphs 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one (1) year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that for ISOs, any leave of absence granted by the Administrator of greater than ninety (90) days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(f) Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

14. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a) All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or

2024 PROXY STATEMENT	A-9

ANNEX A

subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

15. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability;

(b) In the event rights to exercise the Option accrue periodically, the Option will become exercisable on the date of the Participant’s termination of service due to Disability to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability;

(c) A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option; and

(d) The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16. EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a) In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death;

(b) In the event rights to exercise the Option accrue periodically, the Option will become exercisable on the date of death to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death; and

(c) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

17. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

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ANNEX A

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

18. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability (for which there are special rules in Paragraphs 19, 20, and 21 below), before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

19. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

20. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall lapse; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and

2024 PROXY STATEMENT	A-11

ANNEX A

such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall lapse; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

22. DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

23. ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a) Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of Shares deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(b) Corporate Transactions. Upon consummation of a transaction where the Company is consolidated with or acquired by another entity in a merger or consolidation, or where the Company sells all or substantially all of the Company’s assets, other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised within a specified number of days of the date of such notice, at the end of which period such Options which have not yet been exercised shall terminate (all Options shall for purposes of this

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ANNEX A

clause (ii) be made fully vested and exercisable immediately prior to their termination); or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of Shares into which such Option would have been exercisable (all Options shall for purposes of this clause (iii) be made fully vested and immediately exercisable immediately prior to their termination) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

Upon consummation of a Corporate Transaction, with respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants the securities of any successor or acquiring entity in the Corporate Transaction or (ii) provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Subparagraph 23(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company, other than a Corporate Transaction, pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance, if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d) Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs 23(a), 23(b) or 23(c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 23, including, but not limited to the effect of any Corporate Transaction and Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

(e) Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraphs 23(a), 23(b) or 23(c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Subparagraph 6(a)(iii).

(f) Change of Control. In the event of either:

(i)

a Corporate Transaction that also constitutes a Change of Control, where outstanding Options are assumed or substituted in accordance with the first paragraph of Subparagraph 23(b) clause (i) above and, with respect to Stock Grants, in accordance with the second paragraph of Subparagraph 23(b) clause (i); or

2024 PROXY STATEMENT	A-13

ANNEX A

(ii)	a Change of Control that does not also constitute a Corporate Transaction,

if within six (6) months after the date of such Change of Control, (A) a Participant’s service is terminated by the Company or an Affiliate for any reason other than Cause; or (B) a Participant terminates his or her service as a result of being required to change the principal location where he or she renders services to a location more than 50 miles from his or her location of employment or consultancy immediately prior to the Change of Control; or (C) a Participant terminates his or her service after a material adverse change in a Participant’s duties, authority or responsibilities which causes such Participant’s position with the Company to become of significantly less responsibility or authority than such Participant’s position was immediately prior to the Change of Control; provided, in each case of clauses (B) and (C), such Participant provides written notice of such event to the Company within 30 days of the initial occurrence of such event, the Company fails to cure such event within 30 days from receipt of such written notice, and such Participant actually terminates employment at the end of the Company’s 30-day cure period;

then all of such Participant’s (1) Options outstanding under the Plan shall become fully vested and immediately exercisable as of the date of termination of such Participant, unless in any such case the Option has otherwise expired or been terminated pursuant to its terms or the terms of the Plan and (2) any forfeiture or repurchase rights of the Company with respect to outstanding Stock Grants that have not lapsed or expired prior to such Change of Control shall lapse and terminate as of the date of termination of such Participant.

24. ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

25. FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan, and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

26. CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

27. WITHHOLDING.

(a) In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s

A-14

ANNEX A

compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the amount of such withholdings unless a different withholding arrangement, including the use of Shares or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

(b) The maximum number of Shares that may be withheld from any Stock Right to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Stock Right or payment of Shares pursuant to such Stock Right, as applicable, may not exceed such number of Shares having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such Stock Right; provided, however, for so long as Accounting Standards Update 2016-09 or a similar rule remains in effect, the Administrator has full discretion to choose, or to allow a Participant to elect, to withhold a number of Shares having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding obligation (but such withholding may in no event be in excess of the maximum required statutory withholding amount(s) in such Participant’s relevant tax jurisdiction).

28. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a “Disqualifying Disposition” of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply, and no Disqualifying Disposition can occur thereafter.

29. MINIMUM VESTING

Except as otherwise set forth in this Paragraph 29, any Stock Right (other than Substitute Awards) granted hereunder subsequent to the Amendment Date shall be subject to a minimum vesting restriction of not less than one year (or, in the case of Stock Rights granted to a non-employee director, the period from one annual meeting of stockholders to the next). Stock Rights may be (a) granted with vesting terms of less than one year, (b) granted with terms providing for the acceleration of vesting, or (c) modified after the grant date to provide for vesting terms of less than one year or acceleration of vesting; provided that, in no event, shall the aggregate number of Shares underlying such Stock Rights exceed five percent (5%) of the Shares subject to the Plan per Paragraph 3 hereof (the “5% Carveout”). Notwithstanding the preceding, the Administrator may provide for the earlier vesting, exercisability, and/or settlement under any Stock Right (a) in the event of the Participant’s death or Disability or (b) in connection with or following a Change of Control or Corporate Transaction, in each case without regard to the 5% Carveout.

30. ~~29.~~ EFFECTIVE DATE; TERMINATION OF THE PLAN.

The Plan was originally effective as of June 11, 2015, was further amended and restated effective as of June 29, 2017 ~~and~~, June 27, 2019, and June 17, 2021, and is hereby further amended and restated effective as of June ~~17~~25, ~~2021~~2024 (the “Amendment Date”), subject to approval by the shareholders of the Company as of such date. The Plan will terminate on April 23, ~~2025~~2035, the date which is ten ~~(10)~~ years from the ~~earlier of the~~

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ANNEX A

~~date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company~~Amendment Date. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

31. ~~30.~~ AMENDMENT OF THE PLAN AND AGREEMENTS; NO REPRICING.

(a) The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval.

(b) Other than as set forth in Paragraph 23 of the Plan, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any Stock Grant, any other Stock-Based Award or for cash. In addition, the Administrator may not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles.

(c) Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph ~~31~~31 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 23.

(d) Stock Rights granted prior to the applicable amendment and restatement date shall be subject to the Plan as further amended and restated, except to the extent (i) such amendment would adversely affect the Participant’s rights under such Stock Right or (ii) such amendment would result in a “material modification” of a Stock Right intended to qualify as “performance-based compensation” pursuant to the transition rules applicable to Section 162(m) of the Code.

32. ~~31.~~ EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33. ~~32.~~ SECTION 409A.

If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock Right constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock Right may be made until the earlier of: (a) the first day of

A-16

ANNEX A

the seventh month following the Participant’s separation from service, or (b) the Participant’s date of death; provided, however, that any payments delayed during this six (6)-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board of Directors, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board of Directors shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code, Section 422 of the Code, or otherwise.

34. ~~33.~~ SECTION 280G.

If any payment or benefit a Participant would receive under this Plan, when combined with any other payment or benefit such Participant receives pursuant to a change of control (as defined for purposes of Section 280G of the Code) (for purposes of this Paragraph, a “Payment”) would: (a) constitute a “parachute payment” within the meaning of Section 280G of the Code; and (b) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be either: (x) the full amount of such Payment; or (y) such lesser amount as would result in no portion of the Payment being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state, and local employments taxes, income taxes, and the Excise Tax, results in such Participant’s receipt, on an after-tax basis, of the greater amount of the Payment, notwithstanding that all or some portion of the Payment may be subject to the Excise Tax.

Except as required by Section 409A of the Code or to the extent that Section 409A of the Code permits discretion, the Administrator shall have the right, in the Administrator’s sole discretion, to designate those payments or benefits that should be reduced or eliminated so as to avoid having such payments or benefits be considered a parachute payment; provided, however, to the extent any payment or benefit constitutes deferred compensation under Section 409A of the Code, in order to comply with Section 409A of the Code, the Administrator shall instead accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Stock Rights subject to performance-based vesting, then by reducing or eliminating any accelerated vesting of Options, then by reducing or eliminating any accelerated vesting of remaining Stock Grants or Stock-Based Grants, then by reducing or eliminating any other remaining parachute payments.

35. ~~34.~~ INDEMNITY.

Neither the Board of Directors nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board of Directors, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

36. ~~35.~~ CLAWBACK.

Notwithstanding anything to the contrary contained in this Plan, ~~the Company may recover from a Participant~~ any compensation ~~received~~ from any Stock Right (whether or not settled~~) or cause a Participant to forfeit~~, whether subject to time-based or performance-based vesting requirements) granted under the Plan shall be subject to any clawback or recoupment policies or arrangements that the Company has in place from time to time, and the

2024 PROXY STATEMENT	A-17

ANNEX A

Administrator may, to the extent permitted, and shall, to the extent required, by applicable law, stock exchange rules or Company policy or arrangement, cancel or require forfeiture or reimbursement of any Stock Right (whether or not vested) ~~in the event that the Company’s clawback policy then in effect is triggered~~granted to a Participant (and any benefits derived therefrom).

37. ~~36.~~ GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or enforcement to the substantive laws of any other jurisdiction.

A-18

ANNEX A

NON-EMPLOYEE DIRECTOR

EQUITY COMPENSATION POLICY

Equity Grants

All grants of equity awards to non-employee directors pursuant to this Policy will be made in accordance with the following provisions:

(a) Value. For purposes of this Policy, “Value” means (i) with respect to any equity award of Madrigal, the grant date fair value (i.e., Black-Scholes Value) shall be determined in accordance with the reasonable assumptions and methodologies employed by the Company for calculating the fair value of options under ASC 718 and (ii) with respect to equity awards of Madrigal Peer Group companies (as recommended with the input of Madrigal’s compensation consultant in the ordinary course) the grant date fair value of the equity awards of Madrigal Peer Group companies shall be determined in accordance with the reasonable assumptions and methodologies employed by Madrigal’s compensation consultant.

(b) Revisions. The Compensation Committee of the Board (the “Compensation Committee”) in its discretion may change and otherwise revise the terms of awards to be granted under this Policy, including, without limitation, the number of shares subject thereto or forms of awards, for awards granted on or after the date the Compensation Committee determines to make any such change or revision.

(c) Initial Equity Grants: One-time equity grants to each new non-employee director upon his/her first election to the Board after January 1, 2021 (the “Effective Date”) shall have (i) a Value equal to two times (2x) the 50th percentile Value of Madrigal Peer Group director annual equity awards, as benchmarked with the advice of the Company’s compensation consultant and (ii) in the case of stock option awards, a number of underlying option shares determined as of the date of grant by applying the applicable stock option Value (or portion thereof) from preceding clause (i) to the Company’s then-applicable Black-Scholes inputs and formula under ASC 718. Such initial grant shall vest as to 50% of the underlying shares on the first anniversary of the grant date and as to an additional 12.5% of the underlying shares on the last day of each successive quarterly period thereafter for four successive quarterly periods, subject to the non-employee director’s continued service as a director on such dates.

(d) Annual Equity Grants. On and after the Effective Date, as of, or as soon as practicable following, the regularly scheduled annual equity award grant date for Madrigal Executive Officers (the “Annual Award Date”), an annual equity grant will be made to each non-employee director then serving on the Board with: (i) a Value equal to the 50th percentile Value of Madrigal Peer Group director annual equity awards, as benchmarked with the advice of the Company’s compensation consultant in the ordinary course and (ii) in the case of stock option awards, a number of underlying option shares determined as of the date of grant by applying the applicable stock option Value (or portion thereof) from preceding clause (i) to the Company’s then-applicable Black-Scholes inputs and formula under ASC 718 (the “Annual Option Number”). Such annual grant shall vest in full on the first anniversary of such date of grant, subject to the non-employee director’s continued service as a director on such date. Notwithstanding the foregoing, if a new non-employee director joins our Board on a date other than the Annual Award Date, then such non-employee director will be granted his or her first annual equity grant under this paragraph (d), subject to a pro-rata reduction of the Value (and applicable Annual Option Number) based on the quotient of (A) (360 minus the number of days elapsed from such non-employee director’s initial appointment to the Board and such Annual Award Date) divided by (B) 360.

2024 PROXY STATEMENT	A-19

ANNEX A

(e) Additional Equity Grants: In addition to the foregoing, non-employee directors may also be granted such additional equity awards in such amounts and on such dates as the Board may recommend.

(f) Ratification or Approval. This Policy may be (but is not required to be) considered and approved by stockholders (i) as part of an equity plan proposal, with this Policy described as a feature of such plan, or (ii) as part of a stand-alone proposal, in each case subject to the advice and input of counsel concerning whether such approval is required or is desirable based upon applicable, or then-existing, legal and governance trends and developments.

A-20

Madrigal Pharmaceuticals P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Scan QR for digital voting Madrigal Pharmaceuticals, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 26, 2024 Tuesday, June 25, 2024 9:00 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/MDGL to register to attend the Annual Meeting YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 9:00 AM, Eastern Time, June 25, 2024. Internet: www.proxypush.com/MDGL Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-249-5094 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/MDGL This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Bill Sibold and Justin Drinkwine (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Madrigal Pharmaceuticals, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Madrigal Pharmaceuticals Madrigal Pharmaceuticals, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1, 2, 3 AND 4 PROPOSAL YOUR VOTE 1. Re-election of Class II directors: 1.01 Bill Sibold 1.02 Rebecca Taub, M.D. 1.03 Fred B. Craves, Ph.D. FOR WITHHOLD 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. Advisory vote to approve executive compensation. 4. To approve an amendment to the Madrigal Pharmaceuticals, Inc. 2015 Amended Stock Plan to increase the total number of shares of our common stock available for issuance by 750,000 shares and extend its duration by 10 years until April 23, 2035. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. FOR AGAINST ABSTAIN BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR FOR FOR Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date

Madrigal Pharmaceuticals P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Madrigal Pharmaceuticals, Inc. Annual Meeting of Stockholders Tuesday, June 25, 2024 9:00 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/MDGL to register to attend the Annual Meeting For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting, go to www.proxydocs.com/MDGL To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 14, 2024. Scan QR for digital voting Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 25, 2024. For Stockholders of record as of April 26, 2024 To order paper materials, use one of the following methods. Internet: www.investorelections.com/MDGL Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Madrigal Pharmaceuticals Madrigal Pharmaceuticals, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1, 2, 3 AND 4 PROPOSAL 1. Re-election of Class II directors: 1.01 Bill Sibold 1.02 Rebecca Taub, M.D. 1.03 Fred B. Craves, Ph.D. 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. Advisory vote to approve executive compensation. 4. To approve an amendment to the Madrigal Pharmaceuticals, Inc. 2015 Amended Stock Plan to increase the total number of shares of our common stock available for issuance by 750,000 shares and extend its duration by 10 years until April 23, 2035. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.